SECOND
                              AMENDED AND RESTATED
                                CREDIT AGREEMENT

                                      among

                             HEALTHSOUTH CORPORATION
             (Formerly named HEALTHSOUTH REHABILITATION CORPORATION)

                                       and

                          NATIONSBANK, N.A.(CAROLINAS)
                 (Formerly named NATIONSBANK OF NORTH CAROLINA,
                             NATIONAL ASSOCIATION,)
                                    as Agent

                                       and

                         LENDERS AS SIGNATORIES HERETO,

                                    --------


                    $1,000,000,000 Revolving Credit Facility


                           Dated as of April 11, 1995










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


                                TABLE OF CONTENTS


                                    ARTICLE I

                                   DEFINITIONS

                                   ARTICLE II

                     REVOLVING FACILITY TERMS AND COLLATERAL

SECTION 2.1   Syndicated Loans.................................................................................. 24
SECTION 2.2   Advances of Syndicated Loans...................................................................... 25
SECTION 2.3   Competitive Bid Loans............................................................................. 26
SECTION 2.4   Payments.......................................................................................... 30
SECTION 2.5   Joint and Several Obligations..................................................................... 30
SECTION 2.6   Pledge Agreement.................................................................................. 32
SECTION 2.7   Prepayment........................................................................................ 32
SECTION 2.8   Notes............................................................................................. 33
SECTION 2.9   Reduction in Revolving Facility................................................................... 33
SECTION 2.10  Unused Fee........................................................................................ 34
SECTION 2.11  Lending Offices................................................................................... 34
SECTION 2.12  Letter of Credit Borrowings....................................................................... 34
SECTION 2.13  Pro Rata Payments................................................................................. 38
SECTION 2.14  Deficiency Advances............................................................................... 38
SECTION 2.15  Extension of Termination Date..................................................................... 39

                                   ARTICLE III

                          INTEREST ON SYNDICATED LOANS

SECTION 3.1   Applicable Interest Rates......................................................................... 40
SECTION 3.2   Procedure for Exercising Interest Rate Options.................................................... 40
SECTION 3.3   Base Rate......................................................................................... 40
SECTION 3.4   Fixed Rate........................................................................................ 41
SECTION 3.5   Changes in Syndicated Margin.  ................................................................... 41

                                   ARTICLE IV

              TERMINATION OF LIBOR-BASED RATE AND YIELD PROTECTION

SECTION 4.1   Suspension of Loans............................................................................... 42
SECTION 4.2   Compensation...................................................................................... 43
SECTION 4.3   Taxes............................................................................................. 43

                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

SECTION 5.1   Organization, Powers, Existence, etc.............................................................. 46
SECTION 5.2   Authorization of Borrowing, etc................................................................... 46
SECTION 5.3   Liabilities....................................................................................... 46
SECTION 5.4   Taxes............................................................................................. 47

                                        i

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SECTION 5.5   Litigation........................................................................................ 47
SECTION 5.6   Agreements........................................................................................ 47
SECTION 5.7   Use of Proceeds................................................................................... 47
SECTION 5.8   ERISA Requirement................................................................................. 47
SECTION 5.9   Subsidiaries...................................................................................... 47
SECTION 5.10  Principal Place of Business....................................................................... 48
SECTION 5.11  Environmental Laws................................................................................ 48
SECTION 5.12  Disclosure........................................................................................ 48
SECTION 5.13  Licenses.......................................................................................... 48
SECTION 5.14  Title to Properties............................................................................... 48
SECTION 5.15  Status of Loans................................................................................... 49

                                   ARTICLE VI

                          GENERAL CONDITIONS OF LENDING

SECTION 6.1   Representations and Warranties.................................................................... 50
SECTION 6.2   No Default........................................................................................ 50
SECTION 6.3   Supporting Documents.............................................................................. 50
SECTION 6.4   No Adverse Change................................................................................. 52
SECTION 6.5   Effective Date.................................................................................... 52

                                   ARTICLE VII

                        GENERAL COVENANTS OF THE BORROWER

SECTION 7.1   Existence, Properties, etc........................................................................ 53
SECTION 7.2   Payment of Indebtedness, Taxes, etc............................................................... 53
SECTION 7.3   Financial Statements, Reports, etc................................................................ 53
SECTION 7.4   Litigation Notice................................................................................. 55
SECTION 7.5   Default Notice.................................................................................... 56
SECTION 7.6   Further Assurances................................................................................ 56
SECTION 7.7   Insurance......................................................................................... 56
SECTION 7.8   Covenants Regarding Financial Condition........................................................... 56
SECTION 7.9   Continuation of Current Business.................................................................. 60
SECTION 7.10  Management Contracts.............................................................................. 60
SECTION 7.11  Cooperation; Inspection of Properties............................................................. 60
SECTION 7.12  Use of Proceeds................................................................................... 61
SECTION 7.13  Limit on Investment in HEALTHSOUTH of
              Birmingham, Inc................................................................................... 61
SECTION 7.14  Additional Consolidated Entities.................................................................. 61
SECTION 7.15  ERISA.  .......................................................................................... 61
SECTION 7.16  Priority.......................................................................................... 62

                                  ARTICLE VIII

                         EVENTS OF DEFAULT AND REMEDIES

SECTION 8.1   Events of Default................................................................................. 63
SECTION 8.2   Agent to Act...................................................................................... 66
SECTION 8.3   Cumulative Rights................................................................................. 66
SECTION 8.4   No Waiver......................................................................................... 66
SECTION 8.5   Default........................................................................................... 66

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SECTION 8.6   Allocation of Proceeds............................................................................ 67

                                   ARTICLE IX

                                    THE AGENT

SECTION 9.1   Appointment....................................................................................... 68
SECTION 9.2   Attorneys-in-fact................................................................................. 68
SECTION 9.3   Limitation on Liability........................................................................... 68
SECTION 9.4   Reliance.......................................................................................... 68
SECTION 9.5   Notice of Default................................................................................. 69
SECTION 9.6   No Representations................................................................................ 69
SECTION 9.7   Indemnification................................................................................... 70
SECTION 9.8   Lender............................................................................................ 70
SECTION 9.9   Resignation....................................................................................... 70
SECTION 9.10  Sharing of Payments, etc.......................................................................... 71
SECTION 9.11  Fees.............................................................................................. 71
SECTION 9.12  Independent Agreements............................................................................ 71

                                    ARTICLE X

                                  MISCELLANEOUS

SECTION 10.1   Assignments and Participations................................................................... 72
SECTION 10.2   Notices.......................................................................................... 74
SECTION 10.3   No Waiver........................................................................................ 75
SECTION 10.4   Setoff........................................................................................... 75
SECTION 10.5   Survival......................................................................................... 76
SECTION 10.6   Expenses......................................................................................... 76
SECTION 10.7   Amendments....................................................................................... 77
SECTION 10.8   Counterparts..................................................................................... 78
SECTION 10.9   Waivers by Borrower.............................................................................. 78
SECTION 10.10  Termination...................................................................................... 78
SECTION 10.11  Governing Law.................................................................................... 79
SECTION 10.12  Indemnification.................................................................................. 79
SECTION 10.13  Agreement Controls............................................................................... 80
SECTION 10.14  Integration...................................................................................... 80
SECTION 10.15  Successors and Assigns........................................................................... 80
SECTION 10.16  Severability..................................................................................... 81
SECTION 10.17  Usury Savings Clause............................................................................. 81


Exhibit A   -                Applicable Commitment Percentage
Exhibit B   -                Form of Assignment and Acceptance
Exhibit C-1 -                Form of Partnership Guaranty Agreement
Exhibit C-2 -                Form of Subsidiary Guaranty Agreement
Exhibit D   -                Form of Request for Advance or Interest Rate
                             Election
Exhibit E   -                Form of Competitive Bid Quote Request
Exhibit F   -                Form of Competitive Bid Quote
Exhibit G   -                Subsidiaries and Controlled Partnerships
Exhibit H-1 -                Form of Syndicated Note
Exhibit H-2 -                Form of Competitive Bid Note

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Exhibit I   -                Form of Compliance Certificate and Schedules
                             Thereto
Exhibit J   -                Summary of Insurance
Exhibit K   -                Outstanding Letters of Credit
Exhibit L   -                Investments or Equity Interest
Exhibit M   -                Subsidiaries and Controlled Partnerships
Exhibit N   -                Existing Liens


                                       iv

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                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                  --------------------------------------------


         THIS SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of April 11, 1995 (this "Agreement") is entered into by and among HEALTHSOUTH CORPORATION (formerly named HEALTHSOUTH Rehabilitation Corporation), a Delaware corporation (the "Borrower"), the Lenders as signatories hereto (the "Lenders") and NATIONSBANK, N.A. (CAROLINAS) (formerly named NationsBank of North Carolina, National Association), a national banking association (the "Agent").

                                    RECITAL:
                                    --------

         Pursuant to a Credit Agreement dated as of November 20, 1992 as amended by Amendments No. 1 and No. 2 (the "Original Agreement"), the lenders party thereto (the "Original Lenders") have agreed to make loans and cause to be issued letters of credit all in an aggregate outstanding amount of not to exceed $390,000,000. Pursuant to the terms of the Original Agreement all Participating Subsidiaries and Participating Partnerships (each defined in the Original Agreement) have guaranteed payment of all Credit Obligations (as defined in the Original Agreement). In addition, the Borrower, and certain of the Participating Subsidiaries have executed and delivered to the Agent, for the benefit of the Lenders, Pledge Agreements conveying the property described therein as security for the Credit Obligations. At the request of the Borrower, by Amended and Restated Credit Agreement dated June 7, 1994 (the "First Restated Agreement") the Borrower, the Agent and certain of the Original Lenders together with additional lenders (collectively the "Existing Lenders") amended and restated the Original Agreement thereby increasing the amount of the credit facility to $550,000,000, changing certain provisions of the Original Agreement and resulting in the addition of certain Participating Subsidiaries. The Borrower has requested that the First Restated Agreement be further amended and restated in its entirety in order to increase the amount of the credit facility, to further change certain of the provisions contained therein and to increase the number of lenders participating therein. Accordingly, the Borrower, the Lenders and the Agent agree that the First Restated Agreement is hereby amended and restated in its entirety as follows, effective as of the Effective Date:

                                    ARTICLE I
                                    ---------

                                   DEFINITIONS
                                   -----------

         SECTION 1.1 For the purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                    All accounting terms not otherwise defined herein have the meanings assigned to them, and all computations herein provided for shall be made, in accordance with generally accepted accounting principles applied on a consistent basis. All references herein to "GAAP" refer to such principles as they exist at the date of application thereof.

                    All references in this instrument to designated "Articles", "Sections" and other subdivisions are to the designated Articles, Sections and subdivisions of this instrument as originally executed.

                    The terms "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.

                    The terms "include," "including" and similar terms shall be construed as if followed by the phrase "without being limited to."

                    All Article and Section captions herein are used for reference only and in no way limit or describe the scope or intent of, or in any way affect, this Agreement.

                    Words importing the singular number shall mean and include the plural number and visa versa.

                    All  recitals  set  forth  in  this   Agreement  are  hereby
         incorporated in the operative provisions of this Agreement.

                    No inference in favor of or against either party shall be drawn from the fact that such party or its counsel has drafted any portion hereof.

                    The term "person" shall include individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization and any government or any agency or political subdivision thereof.

                    Absolute Rate shall have the meaning assigned to such term in Section 2.3(c)(ii)(D) hereof.

                    Absolute   Rate  Auction  shall  mean  a   solicitation   of
         Competitive Bid Quotes setting forth Absolute Rates pursuant to Section 2.3 hereof.


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



                    Absolute Rate Loans shall mean the Competitive Bid Loans the interest rates on which are determined on the basis of Absolute Rates set at Absolute Rate Auctions.

                    Acquisition means the acquisition, whether with cash, property, stock or promise to pay all or a portion of a person or a Facility or Facilities of a person, permitted under Section 7.8(a)(12) hereof; provided (i) such Person or Facilities is in the same line of business engaged in by Borrower or its Consolidated Entities, (ii) the person or Facility to be acquired does not oppose the acquisition, and
         (iii) at the time of giving effect to such Acquisition such person or Facility is a Consolidated Entity.

                    Actual/360 Basis shall mean a method of computing interest or other charges hereunder on the basis of an assumed year of 360 days for actual number of days elapsed, meaning that interest or other charges accrued for each day will be computed by multiplying the rate applicable on that day by the unpaid principal balance (or other relevant sum) on that day and dividing the result by 360.

                    Advance means a borrowing under the Revolving Facility consisting of the aggregate principal amount of a Syndicated Loan or a Competitive Bid Loan.

                    Affiliate of any specified person shall mean any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For purposes of this definition "control" when used with respect to any specified person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                    Applicable Commitment Percentage means, for each Lender, a fraction, the numerator of which shall be the then amount of such Lender's Commitment and the denominator of which shall be the Revolving Facility, which Applicable Commitment Percentage for each Lender as of the Closing Date is as set forth in Exhibit A attached hereto and incorporated herein by reference; provided that the Applicable Commitment Percentage of each Lender shall be increased or decreased to reflect any assignments to or by such Lender effected in accordance with Section 10.1 hereof.

                    Applicable Lending Office shall mean, for each Lender and for each Type of Loan, the "Lending Office" of such Lender (or of an Affiliate of such Lender) designated for such Type of Loan on the signature pages hereof or such other office of such Lender (or of an Affiliate of such Lender) as such Lender may from time to time specify to the Agent and the Borrower as the office by which its Loans of such Type are to be made and maintained.

                    Application shall mean the Application and Agreement for Letter of Credit pursuant to which the Borrower may apply for the issuance of a Letter of Credit by NationsBank as provided in Section
         2.12 hereof.

                    Assignment and Acceptance shall mean an Assignment and Acceptance in the form of Exhibit B (with blanks appropriately filled in) delivered in connection with an assignment of a portion of the Lender's interest under this Agreement pursuant to Section 10.1.

                    Base Rate  shall  mean the  higher of (i) the Prime  Rate or
         (ii) the Federal Funds Effective Rate plus 1/2% per annum.

                    Base Rate Loans shall mean Syndicated Loans that bear interest at rates based upon the Base Rate.

                    Business Day shall mean (a) any day on which commercial banks are not authorized or required to close in Charlotte, North Carolina and New York City and (b) if such day relates to the giving of notices or quotes in connection with a LIBOR Auction or to a borrowing of, a payment or prepayment of principal of or interest on, a Conversion of or into, or an Interest Period for, a LIBOR Loan or a LIBOR Market Loan or a notice by the Borrower with respect to any such borrowing, payment, prepayment, Conversion or Interest Period, any day on which dealings in Dollar deposits are carried out in the London interbank market.

                    Capital Expenditure shall mean any expenditure or liability that is properly charged to a capital account or otherwise capitalized on the consolidated balance sheet in accordance with GAAP and Cost of Acquisition. There shall not be included as a Capital Expenditure the portion of the purchase price of any Acquisition which is paid for with Capital Stock of the Borrower.

                    Capital Stock of any person means any and all shares, rights to purchase, warrants or options (whether or not currently exercisable); participation or other equivalents of or interest in (however designated) the equity (including without limitation common stock, preferred stock and partnership and joint venture interests) of such Person (excluding any debt securities that are convertible into, or exchangeable for, such equity).

                    Capitalized Lease Obligations of any person means the obligation of such person to pay rent or other amounts under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP, and the amount of such obligation shall be the capitalized amount thereof determined in accordance with GAAP.

                    Class  shall  have  the  meaning  assigned  to such  term in
         Section 1.2 hereof.

                    Closing Date shall mean the date of this Agreement.

                    Collateral shall mean all property covered by the Pledge Agreements or that otherwise at any time secures any of the Credit Obligations.

                    Commitment shall mean, as to each Lender, the obligation of such Lender to make Syndicated Loans pursuant to Section 2.1 hereof in an aggregate amount at any one time outstanding up to but not exceeding the amount set opposite such Lender's name on the signature pages hereof under the caption "Commitment" (as the same may be limited or reduced at any time or from time to time pursuant to Section 2.5(a) and
         Section 2.9 hereof); provided that the Commitment of each Lender shall be increased or decreased to reflect any assignments to or by such Lender effected in accordance with Section 10.1 hereof.

                    Common Stock means the common stock, par value $.01 per share, of the Borrower.

                    Competitive Bid Borrowing shall have the meaning assigned to such term in Section 2.3(b) hereof.

                    Competitive  Bid Loans shall mean the Loans  provided for by
         Section 2.3 hereof.

                    Competitive Bid Notes shall mean the promissory notes provided for by Section 2.8(b) hereof and all promissory notes delivered in substitution or exchange therefor, in each case as the same shall be modified and supplemented and in effect from time to time.

                    Competitive Bid Quote shall mean an offer in accordance with
         Section 2.3(c) hereof by a Lender to make a Competitive Bid Loan with one single specified interest rate.

                    Competitive   Bid  Quote  Request  shall  have  the  meaning
         assigned to such term in Section 2.3(b) hereof.

                    Compliance Certificate shall have the meaning attributed to that term in Section 7.3(3) below.

                    Consolidated Amortization Expense of the Borrower for any period means the amortization expense of the Borrower and its Consolidated Entities for such period (to the extent included in the computation of Consolidated Net Income), determined on a consolidated basis in accordance with GAAP.

                    Consolidated Cash Flow means, for Borrower and its Consolidated Entities for any Four-Quarter Period, Consolidated Net
         Income, plus amounts that have been deducted in determining Consolidated Net Income for such period for (i) Consolidated Income Tax Expense, (ii) Consolidated Interest Expense, (iii) Consolidated Depreciation Expense, (iv) Consolidated Amortization Expense, (v) the minority interests of any person or persons in Consolidated Entities and (vi) for periods ending (a) on or before June 30, 1995 the lesser of the sum of up to $45,000,000 (representing expenses related to Borrower's acquisition of certain rehabilitation facilities and related assets of NovaCare Rehabilitation Hospital Division and the acquisition of Surgical Health Corporation) or the actual amount of such expenses and (b) after June 30, 1995, without duplication, any amounts, net of Federal income tax effects, representing expenses relating to an Acquisition, up to a maximum of 10% of the Cost of Acquisition thereof, determined on a consolidated basis in accordance with GAAP.

                    Consolidated Current Maturities means Principal Maturities of the Borrower and its Consolidated Entities.

                    Consolidated Depreciation Expense of the Borrower means the depreciation expense of the Borrower and its Consolidated Entities for such period (to the extent included in the computation of Consolidated Net Income of the Borrower), determined on a consolidated basis in accordance with GAAP.

                    Consolidated Entity shall mean any person whose financial statements are appropriately consolidated with the Borrower's financial statements under GAAP.

                    Consolidated Fixed Charge Coverage Ratio means with respect to any Four-Quarter Period the ratio of (A) Consolidated Net Income plus amounts that have been deducted in determining Consolidated Net Income for such period for (i) Consolidated Interest Expense, (ii) Consolidated Depreciation Expense, (iii) Consolidated Lease Expense,
         (iv) Consolidated Income Tax Expense, (v) Consolidated Amortization Expense, and (vi) for periods ending (a) on or before June 30, 1995 the lesser of the sum of up to $45,000,000 (representing expenses related to Borrower's acquisition of certain rehabilitation facilities and related assets of NovaCare Rehabilitation Hospital Division and the acquisition of Surgical Health Corporation) or the actual amount of such expenses and (b) after June 30, 1995, without duplication, any amounts, net of Federal income tax effects, representing expenses relating to an Acquisition, up to a maximum of 10% of the Cost of Acquisition thereof, determined on a consolidated basis in accordance with GAAP, less Capital Expenditures to (B) the sum of (i) Consolidated Interest Expense, (ii) Consolidated Lease Expense, (iii) Consolidated Current Maturities, and (iv) Restricted Payments; provided, however, that (x) for the first quarter period calculations of Fiscal Year 1995, Capital Expenditures for the Four-Quarter Period shall be assumed to be $150,000,000, (y) for the second and third quarter period calculations of Fiscal Year 1995, Capital Expenditures for the Four-Quarter Period shall be assumed to be $185,000,000, and (z) the actual 1995 Fiscal Year Capital Expenditures (excluding the Cost of Acquisition of Surgical Health Corporation and NovaCare Rehabilitation Hospital Division) shall be utilized for calculations at the end of the fourth quarter of Fiscal Year 1995. After December 31, 1995, for the first three quarters of each Fiscal Year, Capital Expenditures will be assumed to equal the greater of the prior Fiscal Year Capital
         Expenditures or $185,000,000, with the actual Fiscal Year Capital Expenditures shall be utilized for calculations at the end of the fourth quarter of such Fiscal Year.

                    Consolidated Income Tax Expense of the Borrower for any period means the provision for taxes based on income and profits of the Borrower and its Consolidated Entities to the extent such income or profits were included in computing Consolidated Net Income for such period.

                    Consolidated Interest Expense of the Borrower for any period means the Interest Expense of the Borrower and its Consolidated Entities for such period, determined on a consolidated basis in accordance with GAAP, but including as Interest Expense lease payments, other than the Headquarters Obligations, made pursuant to the Headquarters Lease.

                    Consolidated Lease Expense means for any period all Lease Payments paid or accrued during such period under operating leases (whether or not constituting rental expense) by the Borrower and its Consolidated Entities determined on a consolidated basis in accordance with GAAP, but excluding as Lease Payments lease payments made pursuant to the Headquarters Lease.

                    Consolidated Net Income of the Borrower for any period means the net income (or loss) of the Borrower and its Consolidated Entities for such period determined on a consolidated basis in accordance with GAAP, without giving effect to dividends on any series of preferred stock of any Consolidated Entity, whether or not in cash, to the extent such consolidated net income was reduced thereby; provided that there shall be excluded from such net income (for all purposes, other than compliance with Section 7.8(a)(1)(A), to the extent otherwise included therein), without duplication, (i) the net income of any person (other than a Consolidated Entity) to the extent that any such income has not actually been received by the Borrower or a Consolidated Entity in the form of dividends or similar distributions during such period; (ii) except to the extent includable in the consolidated net income of the Borrower or a Consolidated Entity pursuant to the foregoing clause (i), the net income of any person that accrued prior to the date that (a) such Person becomes a Consolidated Entity or is merged into or consolidated with a Consolidated Entity or (b) the assets of such person are acquired by the Borrower or a Consolidated Entity; (iii) the net income of any Consolidated Entity to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of that income is not permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary during such period; (iv) any gain (or loss), together with any related provisions for taxes on any such gain, realized during such period by the Borrower or its Consolidated Entities upon (a) the acquisition of any securities, or the extinguishment of any Indebtedness, of the Borrower or its Consolidated Entities or (b) any asset sale by the referent person or any of its Subsidiaries; (v) any extraordinary gain (or extraordinary loss), together with any related provision for taxes or tax benefit resulting from any such extraordinary gain or loss, realized by the Borrower or its Consolidated Entities during such period; and (vi) in the case of a successor to such person by consolidation, merger or transfer of its assets, any earnings of the successor prior to such merger, consolidation or transfer of assets.

                    Consolidated Net Worth of the Borrower as of any date means the Consolidated Stockholders' Equity (including any preferred stock that is classified as equity under GAAP, other than Disqualified Stock) of such person and its Consolidated Entities (excluding any equity adjustment for foreign currency translation for any period subsequent to the Closing Date) on a consolidated basis at such date, as determined in accordance with GAAP, less all write-ups subsequent to the Closing Date in the book value of any asset owned by such Borrower or any of its Consolidated Entities.

                    Consolidated Stockholders' Equity shall mean at any time as at which the amount thereof is to be determined, the sum of the following amounts in respect of the Borrower and the Consolidated Entities (i) the par or stated value of all Capital Stock of the Borrower, (ii) retained earnings, (iii) additional paid in capital,
         (iv) capital surplus and (v) earned surplus minus treasury stock.

                    Consolidated Total Capital shall mean the sum of (i) Consolidated Stockholders' Equity and (ii) Indebtedness of the Borrower and its Consolidated Entities.

                    Controlled Partnership shall mean a general partnership of which the Borrower or a Subsidiary is a general partner (but not including Alabama World Football), or a limited partnership whose general partners include the Borrower or a Subsidiary (but not including Vanderbilt), which partnership, whether general or limited, has assets with a value in excess of $2,000.00, and with respect to which partnership the Borrower or a Subsidiary is entitled to receive not less than 50% of any distributions of cash made to the partners thereof, other than any preferred cash distribution arrangement approved by the Required Lenders in writing.

                    Convert, Conversion and Converted shall refer to a conversion pursuant to Section 3.2 hereof of one Type of Syndicated Loan into another Type of Syndicated Loan, which may be accompanied by the transfer by a Lender (at its sole discretion) of a Loan from one Applicable Lending Office to another.

                    Convertible Subordinated Debentures means the 5% Convertible Subordinated Debentures due 2001 of the Borrower dated as of March 27, 24, 1994 in the aggregate original principal amount of $115,000,000.

                    Costs of Acquisition means the sum of (i) the amount of cash paid by the Borrower and its Consolidated Entities in connection with such Acquisition, (ii) the Fair Market Value of all capital stock or other ownership interests of the Borrower or any Consolidated Entity issued or given in connection with such Acquisition, (iii) the amount (determined by using the face amount or the amount payable at maturity, whichever is greater) of all Indebtedness incurred, assumed or acquired in connection with such Acquisition, (iv) all additional purchase price amounts in the form of earnouts and other contingent obligations that should be recorded on the financial statements of the Borrower and its Consolidated Entities in connection with Generally Accepted Accounting Principles, (v) all amounts paid in respect of covenants not to compete, consulting agreements and other affiliated contracts in connection with such Acquisition and (vi) the aggregate fair market value of all other consideration given by the Borrower and its Consolidated Entities in connection with such Acquisition.

                    Credit Obligations shall mean the Revolving Facility Obligations, the Letter of Credit Obligations and all other obligations and debts owing to the Lenders, and arising under the terms of this Agreement, the Notes, the Applications and the other Loan Documents, whether now or hereafter incurred, existing or arising, including the principal amount of all Advances, all Letter of Credit Borrowings and Reimbursement Obligations with respect thereto, any sums expended by the Agent or the Lenders in exercising the rights and remedies described in Section 8.1, all accrued interest on Advances and Letter of Credit Reimbursement Obligations, and all costs, fees, charges and expenses incurred and payable in connection therewith, including fees payable under the terms of, or in connection with, this Agreement, and all other obligations and debts owing to the Agent or the Lenders arising in connection with, ancillary to, or in support of Advances and Letter of Credit Borrowings and all extensions, alterations, modifications, revisions and renewals of any of the foregoing.

                    Default shall mean an Event of Default or an event that with notice or lapse of time or both would become an Event of Default.

                    Disqualified Stock means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the Maturity Date.

                    Dollars and the symbol $ shall mean dollars constituting legal tender for the payment of public and private debts in the United States of America.

                    Effective Date means the date on which (i) the Agent shall receive from the Borrower the fees payable pursuant to the letter dated April 6, 1995 from the Agent to the Borrower and (ii) each Lender shall have received the amount of such fees due it.

                    ERISA shall mean the Employee Retirement Income Security Act of 1974, as amended.

                    Event of Default shall have the meaning assigned to such term in Article VIII hereof.

                    Facility shall mean an in-patient or out-patient rehabilitation facility, a certified out-patient rehabilitation facility, skilled nursing facility, specialty medical center, specialty orthopedic hospital or acute care hospital, sub-acute in-patient facility, transitional living center, medical office building, outpatient surgery center and outpatient diagnostic center with all buildings and improvements associated therewith, that is owned or leased, in whole or part, by the Borrower or a Subsidiary or any partnership controlled directly or indirectly by the Borrower.

                    Fair Market  Value shall mean,  with  respect to any capital stock or other ownership interests issued or given by the Borrower or any Consolidated Entity in connection with an Acquisition, (i) in the case of capital stock that is Common Stock and such Common Stock is then designated as a national market system security by the National Association of Securities Dealers, Inc. ("NASDAQ") or is listed on a national securities exchange, the average of the last reported bid and ask quotations or prices reported thereon for Common Stock or such other value as may be ascribed to the Common Stock in a definitive merger or acquisition agreement provided such value is determined according to customary methods for like transactions and is approved (to the extent required by Borrower's charter or bylaws) by the Borrower's Board of Directors or (ii) in the case of capital stock that is not Common Stock or in the event that Common Stock is not so designated on NASDAQ or listed on such national exchange, or in the case of any other ownership interests, the determination of the fair market value thereof in good faith by a majority of disinterested members of the board of directors of the Borrower or such Consolidated Entity, in each case effective as of the close of business on the Business Day immediately preceding the closing date of such Acquisition.

                    Federal Funds Effective Rate shall mean, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (a) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Effective Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published for any Business Day, and (b) if such rate is not so published for any Business Day, the Federal Funds Effective Rate for such Business Day shall be the average rate charged to the Agent on such Business Day on such transactions as determined by the Agent.

                    Fiscal Year means the twelve month period of the Borrower commencing on January 1 of each calendar year and ending December 31 of each calendar year.

                    Fixed Rate shall mean the Absolute Rate or the LIBOR- Based Rate.

                    Fixed Rate Segment shall mean a Segment to which a Fixed Rate is (or is proposed to be) applicable.

                    Four-Quarter Period means a period of four full consecutive fiscal quarter periods, taken together as one accounting period; provided, however, for purposes of Section 7.8(a)(2) and 7.8(a)(4) for periods prior to December 31, 1995 the results of operations shall be determined for the four-quarter period ending on the last day of (i) the first quarter of Fiscal Year 1995 by multiplying the results of operation for the first quarter by four (4), (ii) the second quarter of Fiscal Year 1995 by multiplying the results of operations for the second quarter by four (4), (iii) the third quarter of Fiscal Year 1995 by multiplying the results of the second and third quarters by two (2), and (iv) for the fourth quarter of Fiscal Year 1995 by multiplying the results of operations of the sum of the second, third and fourth quarters by four- thirds (4/3's).

                    GAAP means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, as from time to time in effect.

                    Governmental Authority shall mean any federal, state, county or municipal agency, authority, department, commission, bureau, board or court.

                    Governmental Requirements shall mean all laws, rules, regulations, requirements, ordinances, judgments, decrees, codes and orders of any Governmental Authority applicable to the Borrower, any Consolidated Entity or any Facility.

                    Guaranteed Obligations of any person shall mean all guaranties (including guaranties of guaranties and guaranties of dividends and other monetary obligations), endorsement, assumptions and other contingent obligations with respect to, or to purchase or to otherwise pay or acquire, Indebtedness of others; provided, however, that such term shall not include obligations under leases and other contracts initially incurred directly by another person and subsequently directly assumed by the person in question, but such term shall include obligations that, if the same had been initially incurred directly by the person in question, would have constituted Guaranteed Obligations.

                    Guaranty Agreements shall have the meaning attributed to that term in Section 2.5(a).

                    Headquarters Lease means the Lease Agreement between HEALTHSOUTH Holdings, Inc., as Lessee, and First Security Bank of Utah, N.A., as Lessor, dated as of November 16, 1995 providing for the lease to HEALTHSOUTH Holdings, Inc. of the land and improvements thereon located on the property described on Exhibit O.

                    Headquarters Obligations means all of the Holder Advances and Loans, as each such term is defined in the Participation Agreement.

                    Hedging Obligations of any person means the obligations of such person pursuant to any interest rate swap agreement, foreign currency exchange agreement, interest rate collar agreement, option or futures contract or other similar agreement or arrangement relating to interest rates or foreign exchange rates.

                    Indebtedness of any person at any date means, without duplication: (i) all indebtedness of such person for borrowed money (whether or not the recourse of the lender is to the whole of the assets of such person or only to a portion thereof); (ii) all obligations of such person evidenced by bonds, debentures, notes or other similar instruments; (iii) all obligations of such person in respect of letters of credit or other similar instruments (or reimbursement obligations with respect thereto); (iv) all obligations of such person with respect to Hedging Obligations (other than those that fix the interest rate on variable rate indebtedness otherwise permitted hereunder or that protect the Borrower and or its Consolidated Entities against changes in foreign exchange rates); (v) obligations of such person to pay the deferred and unpaid purchase price of property or services, except trade payables and accrued expenses incurred in the ordinary course of business; (vi) all Capitalized Lease Obligations of such person; (vii) all indebtedness of others secured by a Lien on any assets of such person, whether or not such indebtedness is assumed by such person; (viii) all Guaranteed Obligations; and (ix) the Headquarters Obligations. The amount of Indebtedness of any person at any date shall be the outstanding balance at such date of all unconditional obligations as described above, the maximum liability of such person for any such contingent obligations at such date and, in the case of clause (vii), the amount of the Indebtedness secured.

                    Interest Expense of any person for any period means the aggregate amount of interest which, in accordance with GAAP, would be set opposite the caption "interest expense" or any like caption on an income statement for such person (including, without limitation or duplication, imputed interest included in Capitalized Lease Obligations, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing, the net costs associated with Hedging Obligations, amortization of financing fees and expenses, the interest portion of any deferred payment obligation, amortization of discount and all other non-cash interest expense other than interest amortized to cost of sales) plus the aggregate amount, if any, by which such interest expense was reduced as a result of the amortization of deferred debt restructuring credits for such period.

                    Interest Period shall mean:

                    (a) with respect to any LIBOR Loan, each period commencing on the date such LIBOR Loan is made or Converted from a Loan of another Type or the last day of the next preceding Interest Period for such Loan and ending on the numerically corresponding day in the first, second or third calendar month thereafter, as the Borrower may select as provided in Section 3.2 hereof, except that each Interest Period that commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month;

                    (b) with respect to any Absolute Rate Loan, the period commencing on the date such Absolute Rate Loan is made and ending on any Business Day up to 180 days thereafter, as the Borrower may select as provided in Section 2.3(b) hereof; and

                    (c) with respect to any LIBOR Market Loan, the period commencing on the date such LIBOR Market Loan is made and ending on the numerically corresponding day in the first, second, third or sixth calendar month thereafter, as the Borrower may select as provided in
         Section 2.3(b) hereof, except that each Interest Period that commences on the last Business Day of a calendar month (or any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month.

         Notwithstanding the foregoing: (i) if any Interest Period for any Competitive Bid Loan would otherwise end after the Termination Date, such Interest Period shall end on the

         Termination Date; (ii) if any Interest Period for any LIBOR Loan would otherwise end after the Termination Date, such Interest Period shall end on the Termination Date; (iii) each Interest Period that would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or, in the case of an Interest Period for a LIBOR Loan or a LIBOR Market Loan, if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); and (iv) notwithstanding clauses (i), (ii) and (iii) above, no Interest Period for any Loan (other than an Absolute Rate
         Loan) shall have a duration of less than one month (in the case of a LIBOR Loan or a LIBOR Market Loan) and, if the Interest Period for any LIBOR Loan or LIBOR Market Loan would otherwise be a shorter period, such Loan shall not be available hereunder for such period.

                    LC Account Agreement shall mean the LC Account Agreement dated as of the date hereof between the Borrower and the Agent, as amended or modified from time to time.

                    Lease Payments shall mean all amounts payable under any lease agreement other than obligations under lease agreements that constitute Indebtedness.

                    Letter of Credit Borrowings shall mean as of any date the maximum aggregate amount that the Agent could be required to pay under drafts that could properly be drawn in compliance with the terms of all Letters of Credit outstanding on such date, other than drafts that have been drawn and paid and not reimbursed.

                    Letter of Credit Commitment shall mean an amount not to exceed $50,000,000.

                    Letter of Credit Obligations shall mean (a) the Letter of Credit Borrowings and (b) the Reimbursement Obligations and other obligations under this Agreement and the Applications with respect to drawings made on Letters of Credit, including obligations with respect to all principal, interest, fees and other charges related thereto.

                    Letters of Credit shall mean and include all letters of credit heretofore or hereafter issued by NationsBank for the account of the Borrower pursuant to this Agreement.

                    Liabilities of any person shall mean obligations that are properly classified as liabilities under GAAP.

                    LIBOR Auction shall mean a solicitation of Competitive Bid Quotes setting forth LIBOR Margins based on the LIBOR- Based Rate pursuant to Section 2.3 hereof.

                    LIBOR-Based Rate shall mean the rate of interest determined by the Agent at approximately 11:00 A.M. New York time two (2) Business Days prior to the commencement of the Interest Period, based upon such factors as the Agent deems relevant, as the Agent's best estimate of the cost of funds available to the Agent from the purchase on the London interbank market of funds in the form of time deposits in Dollars in the approximate amount of the Segment that is to bear interest at the LIBOR-Based Rate, having a maturity comparable to the Interest Period during which the LIBOR-Based Rate is to be in effect, it being expressly understood that (i) the Agent may not actually purchase any such time deposits and obtain such funds and (ii) the LIBOR-Based Rate will be an estimate, and for a variety of reasons, including changing market conditions, the actual cost of funds to the Agent (if the Agent elects to purchase funds in the form of time deposits on such date) might vary from the Agent's estimate.

                    LIBOR Loans shall mean Syndicated Loans on which interest rates are determined on the basis of LIBOR-Based Rates plus the Syndicated Margin.

                    LIBOR Margin shall have the meaning assigned to such term in
         Section 2.3(c)(ii)(C) hereof.

                    LIBOR Market Loans shall mean Competitive Bid Loans interest rates on which are determined on the basis of LIBOR- Based Rates pursuant to a LIBOR Auction.

                    LIBOR Reserve Requirement shall mean the percentage (expressed as a decimal) prescribed by the Board of Governors of the Federal Reserve System (or any successor), on the date on which the LIBOR-Based Rate is determined, for determining the reserve requirements of the Agent (including any marginal, emergency, supplemental, special or other reserves) with respect to liabilities relating to time deposits purchased in the London interbank market having a maturity equal to the period during which the LIBOR-Based Rate will be in effect and in an amount equal to the Segment involved, without any benefit or credit for any proration, exemptions or offsets under any now or hereafter applicable regulations.

                    Lien shall mean any mortgage, pledge, assignment, charge, encumbrance, lien, security interest or financing lease.

                    Loan Documents  shall mean this  Agreement,  the Notes,  the
         Applications, the Subsidiary Guaranty Agreements and amendments thereto, the Partnership Guaranty Agreements and amendments thereto, the Pledge Agreements, the LC Account Agreement and all other agreements, instruments and documents executed or delivered at any time in connection with the Credit Obligations, or to evidence or secure any of the Credit Obligations.

                    Loans shall mean the Syndicated Loans, Competitive Bid Loans, Letter of Credit Borrowings and Reimbursement Obligations and all extensions and renewals thereof.

                    Margin Stock shall have the meaning attributed to that term in Regulation U of the Federal Reserve Board, as amended.

                    Material Group shall mean, at any time, any group, whether one or more, or combination of Consolidated Entities (a) whose assets, in the aggregate, constitute 5% or more of the assets of the Borrower and the Consolidated Entities on a consolidated basis or (b) whose net revenues, in the aggregate, constitute 5% or more of the net revenues of the Borrower and the Consolidated Entities on a consolidated basis.

                    Multi-employer Plan means an employee pension benefit plan covered by Title IV of ERISA and in respect of which the Borrower or any Consolidated Entity is an "employer" as described in Section 4001(b) of ERISA, which is also a multi-employer plan as defined in
         Section 4001(a)(3) of ERISA;

                    NationsBank means NationsBank, N.A. (Carolinas), as a Lender and as issuer of the Letters of Credit pursuant to Section 2.13 hereof and any successor thereof.

                    Notes shall mean the Syndicated Notes and the Competitive Bid Notes.

                    Opinion of Counsel shall mean a favorable written opinion of an attorney or firm of attorneys duly licensed to practice law in the jurisdiction the laws of which are applicable to the legal matters in question and who is not an employee of the Borrower or of an Affiliate of the Borrower.

                    Participating Partnership shall mean a Controlled Partnership that (i) all or a portion of an Advance may be used by the Borrower for the benefit of or loaned by the Borrower to such Controlled Partnership and (ii) has executed and delivered to the Agent a Partnership Guaranty Agreement and all other documents necessary to assume joint and several liability as to the Credit Obligations to the extent of its Partnership Liabilities.

                    Participating Subsidiary shall mean a Subsidiary that (i) all or a portion of an Advance may be used by the Borrower for the benefit of or loaned by the Borrower to such Subsidiary and (ii) has executed and delivered to the Agent a Subsidiary Guaranty Agreement and all other documents necessary to assume joint and several liability as to the Credit Obligations (in the maximum amount provided for in such Subsidiary Guaranty Agreement).

                    Participation shall mean, with respect to any Lender (other than NationsBank), the extension of credit represented by the participation of such Lender hereunder in the liability of NationsBank in respect of a Letter of Credit issued by NationsBank in accordance with the terms hereof.

                    Participation Agreement means the Participation Agreement dated November 16, 1995 among HEALTHSOUTH Corporation, as Construction Agent, HEALTHSOUTH Holdings, Inc., as Lessee, First Security Bank of Utah, N.A., as Trustee, the Holders identified therein, the Lenders identified therein, and NationsBank, National Association, as Agent.

                    Partnership Liability shall mean, with respect to a Participating Partnership, that part, if any, of an Advance (together with interest thereon and fees, prepayment premiums and other charges properly attributable thereto) that is to be received by and used by or for the benefit of such Participating Partnership, as certified to the Agent by the Borrower, under Section 2.5, in connection with the Borrowers' request for such Advance, and Partnership Liabilities shall mean the aggregate amount of all such parts of Advances that are to be received by and used by or for the benefit of such Participating Partnership.

                    Partnership   Guaranty   Agreement  shall  mean  a  guaranty
         agreement of a Participating Partnership in the form attached hereto and marked Exhibit C-1, as amended and supplemented from time to time.

                    Permitted Encumbrances shall mean:

                    (1) taxes, assessments and other governmental charges that are not delinquent or that are being contested in good faith by appropriate proceedings duly pursued;

                    (2) mechanics', materialmen's, contractor's, landlord's or other similar liens arising in the ordinary course of business, securing obligations that are not delinquent or that are being contested in good faith by appropriate proceedings duly pursued;

                    (3) restrictions, exceptions, reservations, easements, conditions, limitations and other matters of record other than Liens that do not adversely affect the value or utility of the property;

                    (4) Liens in favor of the Agent for the benefit of the Lenders under this Agreement;

                    (5) Liens and other matters approved in writing by the Required Lenders; and

                    (6) Liens in favor of landlords, the amount secured by which landlords' Liens, in the aggregate, would not materially adversely affect the Borrower or a Material Group.

                    Permitted Investments shall mean:

                    (1) direct obligations of, or obligations the payment of which is guaranteed by, the United States of America or an interest in any trust or fund that invests solely in such obligations or repurchase agreements, properly secured, with respect to such obligations.

                    (2) direct obligations of agencies or instrumentalities of the United States of America having a rating of A or higher by Standard & Poor's Corporation or A2 or higher by Moody's Investors Service, Inc.;

                    (3) a certificate of deposit issued by, or other interest-bearing deposits with, a bank having its principal place of business in the United States of America and having equity capital of not less than $250,000,000;

                    (4) a certificate of deposit by, or other interest-bearing deposits with, any other bank organized under the laws of the United States of America or any state thereof, provided that such deposit is either (i) insured by the Federal Deposit Insurance Corporation or (ii) properly secured by such bank by pledging direct obligations of the United States of America having a market value not less than the face amount of such deposits;

                    (5) the capital stock of and partnership interests in, and loans made by the Borrower to, Controlled Partnerships and Subsidiaries;

                    (6) prime commercial paper maturing within 270 days of the acquisition thereof and, at the time of acquisition, having a rating of A-1 or higher by Standard & Poor's Corporation, or P-1 or higher by Moody's Investors Service, Inc.;

                    (7) eligible banker's acceptances, repurchase agreements and tax-exempt municipal bonds having a maturity of less than one year, in each case having a rating, or that is the full recourse obligation of a person whose senior debt is rated, A or higher by Standard & Poor's Corporation or A2 or higher by Moody's Investors Service, Inc.;

                    (8) loans made by the Borrower or a Consolidated Entity in an aggregate amount of $2,000,000 or less to employees of the Borrower or of a Consolidated Entity;

                    (9) loans made by the Borrower or a Controlled Partnership in an aggregate amount of $1,000,000 or less to limited partners (or potential limited partners) of Controlled Partnerships for the purpose of enabling such limited partners to acquire limited partnership interests in Controlled Partnerships, to operate their practices or to restructure partnership interests;

                    (10) loans in the amount of up to $20,000,000 made by the Borrower to the HEALTHSOUTH Employee Stock Ownership Plan;

                    (11) scholarship loans made by the Borrower in an aggregate amount not exceeding $500,000 to individuals who meet certain eligibility requirements as established by the Borrower from time to time;

                    (12) up to 100% of the outstanding shares of stock of Caretenders Healthcorp (formerly known as Senior Services, Inc.) provided that aggregate costs incurred to purchase such shares shall not exceed $12,000,000;

                    (13) other investments of less than $5,000,000 in the aggregate expressly approved in writing by the Agent and investments of $5,000,000 or greater expressly approved in writing by the Required Lenders;

                    (14) any other investment having a rating of A or higher or A-1 or higher by Standard & Poor's Corporation or A2 or higher or P-1 or higher by Moody's Investors Service, Inc.;

                    (15) loans to health care practitioners and other persons not to exceed in the aggregate $5,000,000;

                    (16) investments in Wellmark, HEALTHSMART, MedPartners and Austin Medical Office Building which in the aggregate do not exceed $3,500,000; and

                    (17) additional investments existing on the Closing Date and described in Exhibit L.

                    Pledge Agreement shall have the meaning attributed to that term in Section 2.6.

                    Prime Rate shall mean that rate of interest designated by the Agent from time to time as its "prime rate", it being expressly understood and agreed that its prime rate is merely an index rate used by the Agent to establish lending rates and is not necessarily the Agent's most favorable lending rate, and that changes in the Agent's prime rate are discretionary with the Agent. Any change in the Prime Rate shall be effective as of the date of such change.

                    Principal Maturities shall mean principal maturing or coming due on Indebtedness during the next succeeding period of 12 calendar months.

                    Principal Office shall mean the principal office of the Agent located at One Independence Center, 101 North Tryon Street, Charlotte, North Carolina 28255.

                    Reimbursement   Obligation  shall  mean  at  any  time,  the
         obligation of the Borrower with respect to any Letter of

         Credit to reimburse NationsBank and the Lenders to the extent of their respective Participations (including by the receipt by NationsBank of proceeds of Loans pursuant to Section 2.1(b) hereof) for amounts theretofore paid by NationsBank pursuant to a drawing under such Letter of Credit.

                    Request for Advance or Interest Election shall have the meaning attributed to that term in Section 2.2.

                    Required Lenders shall mean Lenders having at least 51% of the aggregate amount of the Commitments or, if the Commitments shall have terminated, Lenders holding at least 51% of the aggregate unpaid principal amount of the Loans, provided that if any Lender shall have failed to fund its portion of any Syndicated Loan pursuant to Section
         2.1 and the Agent or NationsBank has made such Loan on such Lender's behalf, NationsBank shall be deemed the holder of such portion of such Lender's Commitment for purposes of this definition.

                    Restricted Payments means dividends (other than dividends payable exclusively in the form of capital stock) or any other stockholder distributions to the shareholders of the Borrower or redemptions or purchases of the common or preferred stock of Borrower or any principal payments of Subordinated Indebtedness.

                    Revolving Facility shall mean the credit facility made available to the Borrower by the Lenders under the terms of Article II in an aggregate amount of up to $1,000,000,000 as limited pursuant to
         Section  2.5(a) and as  reduced by  Borrower  pursuant  to Section  2.9 hereof.

                    Revolving Facility Obligations shall mean the outstanding principal amount of all Advances, all interest accrued thereon, all costs, charges, fees and expenses payable in connection therewith, and all extensions and renewals thereof.

                    Sale and Leaseback Transaction means, with respect to any person, an arrangement with any bank, insurance company or other lender or investor or to which such lender or investor is a party, providing for the leasing by such person or any of its Subsidiaries of any property or asset of such person or any of its Subsidiaries which has been or is being sold or transferred by such person or such Subsidiary to such lender or investor or to any person to whom funds have been or are to be advanced by such lender or investor on the security of such property or asset.

                    Segment shall mean a portion of the Advances (or all thereof) with respect to which a particular interest rate is (or is proposed to be) applicable.

                    Senior Indebtedness means the Credit Obligations and that Indebtedness permitted to be incurred pursuant to Section 7.8(a)(5)(B),
         (D), (E) and (H) hereof.

                    Senior Subordinated Notes means the 9.5% Senior Subordinated Notes due 2001 of the Borrower in the aggregate original principal amount of $250,000,000.

                    Single Employer Plan means any employee pension benefit plan covered by Title IV of ERISA and in respect of which the Borrower or any Consolidated Entity is an "employer" as described in Section 4001(b) of ERISA, which is not a Multi- employer Plan;

                    Subordinated Indebtedness means the Senior Subordinated Notes, the Convertible Subordinated Debentures and any other Indebtedness incurred pursuant to Section 7.8(a)(5)(F) hereof to refinance the Senior Subordinated Notes or the Convertible Subordinated Debentures.

                    Subsidiary shall mean any corporation, more than 50% of the shares of stock of which having general voting power under ordinary circumstances to elect the board of directors, managers or trustees of such corporation, irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency, which is owned or controlled directly or indirectly by the Borrower and which has either assets with a value exceeding $2,000 or positive annual operating income.

                    Subsidiary   Guaranty   Agreement   shall  mean  a  guaranty
         agreement of a Participating Subsidiary in the form attached hereto and marked Exhibit C-2, as amended and supplemented from time to time.

                    Surgical  Health  means  Surgical  Health   Corporation,   a
         Delaware corporation, its Subsidiaries and its Controlled Partnerships.

                    Surgical Health Subordinated Indebtedness means the 11.5% Senior Subordinated Notes due July 15, 2004 in the original principal amount of $75,000,000 issued by Surgical
         Health.

                    Syndicated  Loans  shall  mean  the  loans  provided  for by
         Section 2.1 hereof, which may be Base Rate Loans or LIBOR Loans.

                    Syndicated Margin means that percent per annum set forth below in the case of a LIBOR Loan, which percent shall be the Syndicated Margin effective on the date of delivery to the Agent of a Compliance Certificate pursuant to Section 7.3(3) for the fiscal quarter period as at the end of which the ratio of Indebtedness of the Borrower and its Consolidated Entities to Consolidated Cash Flow is greater than or equal to or less than, as the case may be, the ratio set forth opposite such Syndicated Margin:

                                                           Syndicated Margin
                                                           -----------------
                             Ratio                               Rate
                             -----                               ----

         (a)        Greater than or equal to                    1 3/8%
                    4.25 to 1.00

         (b)        Less than 4.25 to 1.00 but                  1 1/8%
                    equal to or greater than
                    3.75 to 1.00

         (c)        Less than 3.75 to 1.00 but                    7/8%
                    equal to or greater than
                    3.00 to 1.00

         (d)        Less than 3.00 to 1.00 but                    5/8%
                    equal to or greater than
                    2.00 to 1.00

         (e)        Less than 2.00 to 1.00 but                    1/2%
                    equal to or greater than
                    1.50 to 1.00

         (f)        Less than 1.50 to 1.00                        3/8%


         Notwithstanding the foregoing, during the period from the Closing Date through the date of delivery of a Compliance Certificate for the quarter period ended June 30, 1995 the Syndicated Margin shall be 1 1/4%. For the purpose of calculating the amount of Indebtedness at September 30, 1995, the actual amount of outstanding Indebtedness at September 30, 1995 shall be reduced by $319,000,000.

                    Syndicated Notes shall mean the promissory notes provided for by Section 2.8 hereof and all promissory notes delivered in substitution or exchange thereof, in each case as the same shall be modified and supplemented and in effect from time to time.

                    Termination Date means (a) the earlier of (i) October 1, 2000, or (ii) such date as the Borrower may voluntarily terminate the Revolving Facility by payment in full all Credit Obligations and the termination of all Commitments, or (iii) the occurrence of an Event of Default.

                    Type shall have the meaning assigned to such term in Section
         1.2 hereof.

                    Unused Amount shall mean with respect to each Lender, (a) the Commitment of such Lender less (b) such Lender's pro rata share of outstanding Syndicated Loans and Letter of Credit Obligations less (c) the outstanding principal amount of all Competitive Bid Loans then held by such Lender.

                    Unused Margin means that percent per annum set forth below, which percent shall be the Unused Margin effective upon the date of delivery to the Agent of a Compliance Certificate pursuant to Section 7.7(3) for the fiscal quarter as at the end of which the ratio of Indebtedness of the Borrower and its Consolidated Entities to Consolidated Cash Flow is greater than or equal to or less than, as the case may be, the ratio set forth opposite such Unused Margin.

                              Ratio                            Unused Margin
                              -----                            -------------

         (a)        Greater than or equal to                        3/8%
                    4.25 to 1.00

         (b)        Less than 4.25 to 1.00 but                      3/8%
                    equal to or greater than
                    3.75 to 1.00

         (c)        Less than 3.75 to 1.00 but                      1/4%
                    equal to or greater than
                    3.00 to 1.00

         (d)        Less than 3.00 to 1.00 but                      1/4%
                    equal to or greater than
                    2.00 to 1.00

         (d)        Less than 2.00 to 1.00 but                     3/16%
                    equal to or greater than
                    1.50 to 1.00

         (f)        Less than 1.50 to 1.00                          1/8%


         Notwithstanding the foregoing, during the period from the Closing Date through the date of delivery of a Compliance Certificate for the quarter ended June 30, 1995 the Unused Margin shall be 3/8%. For the purpose of calculating the amount of Indebtedness at September 30, 1995, the actual amount of outstanding Indebtedness at September 30, 1995 shall be reduced by $319,000,000.

                    Vanderbilt    shall   mean   The    Vanderbilt    Stallworth
         Rehabilitation Hospital, L.P., the partners of which are the Borrower, Vanderbilt University and Vanderbilt Health Services.

         SECTION 1.2 Classes and Types of Loans. Loans hereunder are distinguished by "Class" and by "Type". The "Class" of a Loan refers to whether such Loan is a Competitive Bid Loan or a Syndicated Loan, each of which constitutes a Class. The "Type" of a Loan refers to whether such Loan is a Base Rate Loan, a LIBOR Loan, an Absolute Loan or a LIBOR Market Loan, each of which constitutes a Type. Loans may be identified by both Class and Type.

                                   ARTICLE II
                                   ----------

                     REVOLVING FACILITY TERMS AND COLLATERAL
                     ---------------------------------------

         SECTION 2.1 Syndicated Loans.

                    (a) From and after the Closing Date to and including the Termination Date, on the terms and subject to the conditions set forth in this Agreement, each Lender severally agrees to lend to the Borrower and the Borrower may borrow, repay and reborrow, an amount not exceeding the amount of the Commitment of such Lender in effect from time to time, less the amount of such Lender's Syndicated Loans and the Reimbursement Obligation and Letter of Credit Borrowings applicable to such Lender; provided, however, that no more than eight
(8) different Interest Periods for both Syndicated Loans and Competitive Bid Loans may be outstanding at the same time (for which purpose Interest Periods described in different lettered clauses of the definition of the term "Interest Period" shall be deemed to be different Interest Periods even if they are coterminous). All Advances made by the Lenders to the Borrower under this Agreement with respect to the Revolving Facility shall be evidenced by a promissory note for each Lender each dated the date of this Agreement payable to the order of each Lender, duly executed by the Borrower, and in the aggregate maximum principal amount of $1,000,000,000 all as provided in Section 2.8 hereof. The Advances shall bear interest as provided in Article III below. The unpaid principal amount of all Loans hereunder shall not exceed the Revolving Facility and each Syndicated Loan made hereunder shall be allocated pro rata among Lenders based upon their Applicable Commitment Percentage regardless of amounts outstanding under Competitive Bid Loans.

                    (b) If a  drawing  is made  under  any  Letter  of Credit in accordance with the terms thereof prior to the Termination Date the drawing shall be paid by the Agent without the requirement of notice from the Borrower from immediately available funds which shall be advanced by the Lenders under the Revolving Facility. If a drawing is presented under any Letter of Credit in accordance with the terms thereof notice of such drawing shall be provided promptly by NationsBank to the Agent and the Agent shall provide notice to each Lender by telephone or telecopy. If notice to the Lenders of a drawing under any Letter of Credit is given by the Agent at or before 12:00 noon Charlotte, North Carolina time on any Business Day, each Lender shall, pursuant to the conditions of this Agreement, make a Base Rate Loan in the amount of such Lender's Applicable Commitment Percentage of such drawing and shall pay such amount to the Agent for the account of NationsBank at the Principal Office in Dollars and in immediately available funds before 2:00 P.M. Charlotte, North Carolina time on the same Business Day. If notice to the Lenders of a drawing under a Letter of Credit is given by the Agent after 12:00 noon Charlotte, North Carolina time on any Business Day, each Lender shall, pursuant to the terms and subject to the conditions of this Agreement, make a Base Rate Loan in the amount of such Lender's Applicable Commitment Percentage of such drawing and shall pay such amount to the Agent for the account of NationsBank at the Principal Office in Dollars and in
immediately available funds before 12:00 noon Charlotte, North Carolina time on the next following Business Day. Such Base Rate Loan shall be deemed made for a period ending on the following Business Day, which shall be extended automatically to the next succeeding Business Day unless and until the Borrower converts such Base Rate Loan in accordance with the terms of Section 3.2 hereof.

         SECTION 2.2 Advances of Syndicated Loans. Advances of Syndicated Loans shall be made no more frequently than three (3) times in each week. Each Advance shall be in an amount no less than $5,000,000 and multiples of $1,000,000 thereafter. Each request for an Advance must be in writing (which may be by facsimile transmission) and must be received by the Agent not later than 10:00 a.m., Charlotte, North Carolina, time, (x) at least three Business Days prior to the date of any LIBOR Loan and (y) on the day which the Advance is to be made in the case of a Base Rate Loan. Each request for an Advance shall be in the form attached hereto as Exhibit D ("Request for Advance or Interest Rate Election") and shall specify the amount of the Advance requested, the day as of which the Advance is to be made and the part or parts, if any, of the Advance that are to be used by or for the benefit of Participating Partnerships, specifying the part allocable to each Participating Partnership, and shall provide the interest rate information called for in Section 3.2. The Agent shall promptly (not later than 1:00 P.M. Charlotte, North Carolina time) furnish each Lender by telecopy transmission a copy of each Request for Advance or Interest Rate Election together with the amount of such Lender's portion of the Advance. Not later than 2:00 P.M. Charlotte, North Carolina time on the date specified for each Advance hereunder, each Lender shall make available the amount of the Syndicated Loan or Loans to be made by it on such date to the Agent at the Principal Office, in Dollars and in immediately available funds, and the amount received by the Agent shall be made available to the Borrower by depositing the proceeds thereof into an account with the Agent in the name of the Borrower. The Lenders' obligation to make Advances shall terminate, if not sooner terminated pursuant to the provisions of this Agreement, on the Termination Date. Each Request for Advance or Interest Rate Election, whether submitted under this Section 2.2 in connection with a requested Advance or under Section 3.2 in connection with an interest rate election, and each Application shall be signed by an officer of the Borrower designated as authorized to sign and submit Request for Advance or Interest Rate Election forms and Applications in the documents submitted to the Agent pursuant to Section 6.3(a) below. The Borrower may, from time to time, by written notice to the Agent, terminate the authority of any person to submit
Request for Advance or Interest Rate Election forms and Applications and designate new or additional persons to so act by delivering to the Agent a certificate of the Secretary of the Borrower certifying the incumbency and specimen signature of each such person. The Agent shall be entitled to rely conclusively upon the authority of any person so designated by the Borrower.

         SECTION 2.3  Competitive Bid Loans.

                    (a) In addition to borrowings of Syndicated Loans, at any time prior to the Termination Date the Borrower may, as set forth in this
Section 2.3, request the Lenders to make offers to make Competitive Bid Loans to the Borrower in Dollars. The Lenders may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section 2.3. Competitive Bid Loans may be LIBOR Market Loans or Absolute Rate Loans (each a "Type" of Competitive Bid Loan), provided that:

                        (i) the aggregate amount of outstanding  Competitive Bid
                    Loans of all Lenders shall not exceed one half of the Revolving Facility;

                        (ii)  there  may be no more  than  eight  (8)  different
                    Interest Periods for both Syndicated Loans and Competitive Bid Loans outstanding at the same time (for which purpose Interest Periods described in different lettered clauses of the definition of the term "Interest Period" shall be deemed to be different Interest Periods even if they are coterminous);

                        (iii) the aggregate  amount of  outstanding  Competitive
                    Bid Loans of a Lender shall not exceed at any time an amount equal to such Lender's Commitment;

                        (iv) the aggregate  principal  amount of all Competitive
                    Bid Loans, together with the sum of (i) the aggregate principal amount of all outstanding Syndicated Loans, (ii) then outstanding Letter of Credit Borrowings and (iii) Reimbursement Obligations shall not exceed the aggregate amount of the Commitments at such time; and

                        (v) no  Competitive  Bid Loan shall have a maturity date
                    subsequent to the Termination Date.

                    (b) When the Borrower wishes to request offers to make Competitive Bid Loans, it shall give the Agent (which shall promptly notify the Lenders) notice (a "Competitive Bid Quote Request") to be received no later than 11:00 a.m. Charlotte, North Carolina time on (x) the fourth Business Day prior to the date of borrowing proposed therein, in the case of a LIBOR Auction or (y) the Business Day next preceding the date of borrowing proposed therein, in the case of an Absolute Rate Auction (or, in any such case, such other time and date as the Borrower and the Agent, with the consent of the Required Lenders, may agree). The Borrower may request offers to make Competitive Bid Loans for up to two (2) different Interest Periods in a single notice (for which purpose Interest Periods in different lettered clauses of the definition of the term "Interest Period" shall be deemed to be different Interest Periods even if they are coterminous); provided that the request for each separate Interest Period shall be deemed to be a separate Competitive Bid Quote Request for a separate borrowing (a "Competitive Bid Borrowing") and there shall not be outstanding at any one time more than four (4) Competitive Bid Borrowings. Each such Competitive Bid Quote Request shall be substantially in the form of Exhibit E hereto and shall specify as to each Competitive Bid Borrowing:

                        (i) the proposed date of such borrowing,  which shall be
                    a Business Day;

                        (ii) the aggregate amount of such Competitive Bid Borrowing, which shall be at least $10,000,000 (or a larger multiple of $1,000,000) but shall not cause the limits specified in Section 2.3(a) hereof to be violated;

                        (iii) the  duration of the  Interest  Period  applicable
                    thereto;

                        (iv) whether the Competitive Bid Quotes  requested for a
                    particular Interest Period are seeking quotes for LIBOR Market Loans or Absolute Rate Loans; and

                        (v) if the Competitive Bid Quotes  requested are seeking
                    quotes for Absolute Rate Loans, the date on which the Competitive Bid Quotes are to be submitted if it is before the proposed date of borrowing (the date on which such Competitive Bid Quotes are to be submitted is called the "Quotation Date").

Except as otherwise provided in this Section 2.3(b), no Competitive Bid Quote Request shall be given within five (5) Business Days (or such other number of days as the Borrower and the Agent, with the consent of the Required Lenders, may agree) of any other Competitive Bid Quote Request.

                    (c) (i) Each Lender may submit one or more Competitive Bid Quotes, each containing an offer to make a Competitive Bid Loan in response to any Competitive Bid Quote Request; provided that, if the Borrower's request under Section 2.3(b) hereof specified more than one Interest Period, such Lender may make a single submission containing one or more Competitive Bid Quotes for each such Interest Period. Each Competitive Bid Quote must be submitted to the Agent not later than (x) 2:00 p.m. Charlotte, North Carolina time on the fourth Business Day prior to the proposed date of borrowing, in the case of a LIBOR Auction or (y) 10:00 a.m. Charlotte, North Carolina time on the Quotation Date, in the case of an Absolute Rate Auction (or, in any such case, such other time and date as the Borrower and the Agent, with the consent of the Required Lenders, may agree); provided that any Competitive Bid Quote may be submitted by NationsBank (or its Applicable Lending Office) only if NationsBank (or such Applicable Lending Office) notifies the Borrower of the terms of the offer contained therein not later than (x) 1:00 p.m. Charlotte, North Carolina time on the fourth Business Day prior to the proposed date of borrowing, in the case of a LIBOR Auction or (y) 9:45 a.m. Charlotte, North Carolina time on the Quotation Date, in the case of an Absolute Rate Auction. Subject to Article IV, Article VI and IX hereof, any

Competitive Bid Quote so made shall be irrevocable except with the consent of the Agent given on the instructions of the Borrower.

                        (ii)  Each Competitive Bid Quote shall be
substantially in the form of Exhibit F hereto and shall specify:

                                    (A) the proposed  date of borrowing  and the
                             Interest Period therefor;

                                    (B) the principal  amount of the Competitive
                             Bid Loan for which each such order is being made, which principal amount shall be at least $2,000,000 (or a larger multiple of $1,000,000); provided that the aggregate principal amount of all Competitive Bid Loans for which a Lender submits Competitive Bid Quotes (x) may not exceed the Commitment of such Lender and (y) may not exceed the principal amount of the Competitive Bid Borrowing for a particular Interest Period for which offers were requested;

                                    (C) in the  case  of a  LIBOR  Auction,  the
                             margin above or below the applicable LIBOR-Based Rate (the "LIBOR Margin") offered for each such Competitive Bid Loan, expressed as a percentage (rounded upwards, if necessary, to the nearest 1/10,000th of 1%) to be added to or subtracted from the applicable LIBOR-Based Rate;

                                    (D) in the case of an Absolute Rate Auction,
                             the rate of interest per annum (rounded upwards, if necessary, to the nearest 1/10,000th of 1%) offered for each such Competitive Bid Loan (the "Absolute Rate"); and

                                    (E) the identity of the quoting Lender.

Unless otherwise agreed by the Agent and the Borrower, no Competitive Bid Quote shall contain qualifying, conditional or similar language or propose terms other than or in addition to those set forth in the applicable Competitive Bid Quote Request and, in particular, no Competitive Bid Quote may be conditioned upon acceptance by the Borrower of all (or some specified minimum) of the principal amount of the Competitive Bid Loan for which such Competitive Bid Quote is being made.

                    (d) The Agent shall (x) in the case of a LIBOR Auction, by 4:00 p.m. Charlotte, North Carolina time on the day a Competitive Bid Quote is submitted or (y) in the case of an Absolute Rate Auction, as promptly as practicable after the Competitive Bid Quote is submitted (but in any event not later than 10:30 a.m. Charlotte, North Carolina time on the Quotation Date), notify the Borrower of the terms (i) of any Competitive Bid Quote submitted by a Lender that is in accordance with Section 2.3(c) hereof and (ii) of any Competitive Bid Quote that amends, modifies or is otherwise inconsistent with a previous Competitive Bid Quote submitted by such Lender with respect to the same Competitive Bid Quote Request. Any such subsequent Competitive Bid Quote shall be disregarded by the Agent unless such subsequent Competitive Bid Quote is submitted solely to correct a manifest error in such former Competitive Bid Quote. The Agent's notice to the Borrower shall specify (A) the aggregate principal amount of the Competitive Bid Borrowing for which orders have been received and (B) the respective principal amounts and LIBOR Margins or Absolute Rates, as the case may be, so offered by each Lender (identifying the Lender that made each Competitive Bid Quote).

                    (e) Not later than 11:00 a.m. Charlotte, North Carolina time on (x) the third Business Day prior to the proposed date of borrowing, in the case of a LIBOR Auction or (y) the Quotation Date, in the case of an Absolute Rate Auction (or, in any such case, such other time and date as the Borrower and the Agent, with the consent of the Required Lenders, may agree), the Borrower shall notify the Agent of its acceptance or nonacceptance of the offers so notified to it pursuant to Section 2.3(d) hereof (and the failure of the Borrower to give such notice by such time shall constitute nonacceptance) and the Agent shall promptly notify each affected Lender. In the case of acceptance, such notice shall specify the aggregate principal amount of offers for each Interest Period that are accepted. The Borrower may accept any Competitive Bid Quote in whole or in part (provided that any Competitive Bid Quote accepted in part shall be at least $2,000,000 or a larger multiple of $1,000,000); provided that:

                        (i) the aggregate  principal  amount of each Competitive
                    Bid Borrowing may not exceed the applicable amount set forth in the related Competitive Bid Quote Request;

                        (ii) the aggregate  principal amount of each Competitive
                    Bid Borrowing shall be at least $10,000,000 (or a larger multiple of $1,000,000) but shall not cause the limits specified in Section 2.3(a) hereof to be violated;

                       (iii) acceptance of offers may be made only in ascending order of LIBOR Margins or Absolute Rates, as the case may be, in each case beginning with the lowest rate so offered; provided, however, that the Borrower, in its sole discretion, may accept other than the lowest rate where acceptance of the lowest rate will result in (x) the outstanding Loans of a Lender or Lenders offering the lowest rate exceeding such Lender's Commitment and (y) an increase in the Unused Fee payable by Borrower under Section 2.10 hereof; and

                        (iv) the  Borrower  may not accept  any offer  where the
                    Agent has correctly advised the Borrower that such offer fails to comply with Section 2.3(c)(ii) hereof or otherwise fails to comply with the requirements of this Agreement (including, without limitation, Section 2.3(a) hereof).

If offers are made by two or more Lenders with the same LIBOR Margins or Absolute Rates, as the case may be, for a greater aggregate principal amount than the amount in respect of which offers are accepted for the related Interest Period after the acceptance of all offers, if any, of all lower LIBOR Margins or Absolute Rates, as the case may be, offered by any Lender for such related Interest Period, the principal amount of Competitive Bid Loans in respect of which such offers are accepted shall be allocated by the Borrower among such Lenders as nearly as possible (in amounts of at least $2,000,000 or larger multiples of $1,000,000) in proportion to the aggregate principal amount of such offers. Determinations by the Borrower of the amounts of Competitive Bid Loans and the lowest bid after adjustment as provided in Section 2.3(e)(iii) shall be conclusive in the absence of manifest error.

                    (f) Any Lender whose offer to make any Competitive Bid Loan has been accepted shall, not later than 1:00 p.m. Charlotte, North Carolina time on the date specified for the making of such Loan, make the amount of such Loan available to the Agent at the Principal Office in Dollars and in immediately available funds, for account of the Borrower. The amount so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower on such date by depositing the same, in Dollars and in immediately available funds, in an account of the Borrower maintained at the Principal Office.

         SECTION 2.4 Payments. All interest accrued on Loans subject to the Base Rate shall be payable on the last day of each successive March 27,, June, Septe mber and December, commencing on June 30, 1995 and upon payment in full of such Loans, and all interest accrued on each Fixed Rate Loan, shall be payable at the earlier of (i) the end of the applicable Interest Period then in effect or (ii) the end of each ninety (90) day period in the case of an Absolute Rate and each three (3) month period in the case of a LIBOR Market Rate. The principal amount of the Advances shall be due on the Termination Date. All payments of Credit Obligations shall be payable to the Agent on or before 11:00 A.M. Charlotte, North Carolina time on the date when due, at the Principal Office in Dollars and in immediately available funds free and clear of all rights of set-off or counterclaim.

         SECTION 2.5 Joint and Several Obligations.

                    (a) Each of the Subsidiaries and Controlled Partnerships named in Exhibit G attached hereto and made a part hereof shall execute and deliver to the Agent as of the Closing Date either an Amended and Restated
Subsidiary Guaranty Agreement or Amended and Restated Partnership Guaranty Agreement or a Subsidiary Guaranty Agreement or Partnership Guaranty Agreement, and each other Subsidiary and Controlled Partnership that is to become after the Closing Date a Participating Subsidiary or Participating Partnership, as the case may be, shall, at the time it is to become a Participating Subsidiary or
Participating Partnership, execute and deliver to the Agent a Subsidiary Guaranty Agreement or Partnership Guaranty Agreement, as the case may be in the form attached hereto as Exhibit C-2 and Exhibit C-1, respectively ("collectively the "Guaranty Agreements"). Notwithstanding the foregoing, in the event of the Acquisition of Surgical Health and until the obtaining of the consent to amendments to the Indenture dated June 15, 1994 relating to the Surgical Health Subordinated Indebtedness in order to permit Surgical Health to deliver its Guaranty Agreement (the "Necessary Consent"), Surgical Health shall not be deemed a Participating Subsidiary, provided the amount of loans and investments by Borrower and its Participating Subsidiaries in Surgical Health do not exceed the sum of (i) the amount set forth in Section 7.8(a)(7)(F) and (ii) $50,000,000. Promptly upon the Acquisition of Surgical Health the Borrower shall use its best efforts to cause the Necessary Consent to be obtained and shall cause each Participating Subsidiary acquiring Surgical Health Subordinated Indebtedness to immediately give its consent to the amendments. The Borrower shall cause Surgical Health to deliver to the Agent its Guaranty Agreement not later than fifteen (15) days after obtaining the Necessary Consent. Until there shall have been delivered to the Agent the Guaranty Agreement of Surgical Health the amount of the Revolving Facility available to the Borrower shall be reduced by a sum equal to the product of 1.15 times the outstanding principal amount of Surgical Health Subordinated Indebtedness not owned by Borrower or a Participating Subsidiary. Notwithstanding any other provision of this Agreement, until such time as Surgical Health shall have delivered its Guaranty Agreement, all loans by the Borrower to Surgical Health shall be evidenced by a note or notes, which note or notes shall be promptly delivered to the Agent as required by the Pledge Agreement. Upon the acquisition by Borrower or a Participating Subsidiary of any Surgical Health Subordinated Indebtedness it shall immediately pledge, assign and deliver to the Agent the notes evidencing such Indebtedness, such notes to constitute security for payment of Credit Obligations.

                    (b) Although Advances shall be and heretofore have been made only to the Borrower, all or portions of such Advances may be used by the Borrower for the benefit of or loaned by the Borrower to a Participating Subsidiary or Participating Partnership. As a condition to the use of Loans for the benefit of Participating Subsidiaries and Participating Partnerships, the Lenders have required that the Participating Subsidiaries and Participating Partnerships guaranty the payment of the Credit Obligations of Borrower arising under this Agreement and the other Loan Documents to the extent set forth in the respective Guaranty Agreements to which they are a party. Each of the
Participating   Subsidiaries  and  Participating   Partnerships  separately  and
severally, hereby appoints and designates the Borrower as each such party's agent and attorney-in-fact to act on behalf of each such party for all purposes of the Loan Documents relating to the Credit Obligations. The Borrower shall have authority to exercise on behalf of each Participating Subsidiary and Participating Partnership all rights and powers that the Borrower deems necessary, incidental or convenient in connection with the Loan Documents relating to the Credit Obligations, including the authority to execute and deliver certificates, documents, agreements and other instruments referred to in or contemplated by such Loan Documents, request Advances hereunder for their benefit, request for the issuance of Letters of Credit for their benefit, receive all proceeds of Advances, give all notices, approvals and consents required or requested from time to time by the Agent or Lenders and take any other actions and steps that a Participating Subsidiary or a Participating Partnership could take for its own account in connection with the Loan Documents from time to time, it being the intent of the Participating Subsidiaries and the Participating Partnerships to
grant to the Borrower plenary power to act on behalf of the Participating Subsidiaries and the Participating Partnerships in connection with and pursuant to such Loan Documents. The appointment of the Borrower as agent and attorney-in-fact for the Participating Subsidiaries and the Participating Partnerships hereunder shall be coupled with an interest and be irrevocable so long as any Loan Document relating to the Credit Obligations shall remain in effect. The Agent or Lenders need not obtain any Participating Subsidiary's or Participating Partnership's consent or approval for any act taken by the Borrower pursuant to any Loan Document, and all such acts shall bind and obligate the Borrower, the Participating Subsidiaries and the Participating Partnerships, jointly and severally. Each Participating Subsidiary and Participating Partnership forever waives and releases any claim (whether now or hereafter arising) against the Agent or Lenders based on the Borrower's lack of authority to act on behalf of any Participating Subsidiary or Participating Partnership in connection with the Loan Documents relating to the Revolving Facility.

         SECTION 2.6 Pledge Agreement. As security for the Credit Obligations, the Borrower and certain of the Participating Subsidiaries have, pursuant to the Prior Agreement, executed and delivered a pledge and security agreement to the Agent and shall execute and deliver to the Agent amended and restated pledge agreements on the Closing Date and from time to time after the Closing Date pursuant to the terms of Section 7.14 hereof or upon request by the Agent, pledge and security agreements in form acceptable to the Agent and its counsel (all being collectively called the "Pledge Agreements") granting to the Agent a first priority security interest in and lien on (i) all shares of stock of all Subsidiaries owned directly or indirectly by the Borrower, (ii) all right, title and interest in and to both the ownership interest of Borrower in any partnership and all distributions payable to the Borrower or any Subsidiary as a partner of any partnership (including Controlled Partnerships but not including Vanderbilt), (iii) all notes payable to Borrower by any Subsidiary or Controlled Partnership evidencing any loan or advance made by Borrower, and (iv) all accounts receivable due to Borrower by any Subsidiary or Controlled Partnership arising by reason of any loan or advance made by Borrower, together with all financing statements, stock certificates and duly executed stock powers necessary to perfect the Agent's security interest therein, in each case whether now owned or hereafter acquired.

         SECTION 2.7 Prepayment. The Borrower may at any time prior to the Termination Date prepay all or any part of the Advances, without premium or penalty (except as set forth below); provided, however, that no Fixed Rate Segment may be prepaid during an Interest Period unless the Borrower shall pay to the Agent the amounts required by Section 4.2 hereof. The Borrower shall pay all interest accrued to the date of prepayment on any amount prepaid as permitted under the terms of the next preceding sentence on or prior to the Termination Date in connection with the prepayment in full of the Credit Obligations and the concurrent termination of this Agreement. The Borrower shall give the Agent notice of its intent to pay any Base Rate Loan not later than 11:00 a.m. on the date of payment. Failure to give such notice shall result in payment of interest through the next succeeding Business Day on the amount so paid. Each such prepayment shall be in the aggregate amount of $10,000,000 or such greater amount which is an integral multiple of $1,000,000 or the unpaid balance of all Credit Obligations.

         SECTION 2.8  Notes.

                    (a) The Syndicated Loans made by each Lender shall be evidenced by a single promissory note of the Borrower substantially in the form of Exhibit H-1 hereto, dated the date hereof, payable to such Lender in a principal amount equal to the amount of its Commitment as originally in effect and otherwise duly completed.

                    (b) The Competitive Bid Loans made by any Lender shall be evidenced by a single promissory note of the Borrower substantially in the form of Exhibit H-2 hereto, dated the date hereof, payable to such Lender and otherwise duly completed.

                    (c) The date, amount, Type, interest rate and duration of Interest Period (if applicable) of each Loan of each Class made by each Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by such Lender on its books and, prior to any transfer of the Note evidencing the Loans of such Class held by it, endorsed by such Lender on the schedule attached to such Note or any continuation thereof; provided that the failure of such Lender to make, or any error by the Lender in making any such recordation or endorsement, shall not affect the obligations of the Borrower to make a payment when due of any amount owing hereunder or under such
Note in respect of the Loans to be evidenced by such Note.

                    (d) No Lender shall be entitled to have its Notes subdivided, by exchange for promissory notes of lesser denominations or otherwise, except in connection with a permitted assignment of all or any portion of such Lender's Commitment, Loans and Notes pursuant to Section 10.1 hereof.

                    (e) Each Lender that is an Existing Lender under the First Restated Agreement shall surrender to the Borrower the promissory notes delivered to it pursuant to the First Restated Agreement in exchange for the Notes described in Section 2.8(a) and (b).

         SECTION 2.9 Reduction in Revolving Facility. The Borrower shall have the right from time to time (but not more frequently than once during each quarterly period), but upon not less than three (3) Business Days written notice to the Agent to reduce the amount of the Revolving Facility. The Agent shall give each

Lender, within one (1) Business Day thereafter, telephonic notice (confirmed in writing) of such reduction. Each such reduction shall be in the aggregate principal amount of $10,000,000 or such greater amount which is an integral multiple of $1,000,000, and shall permanently reduce the Commitment of each Lender on a pro rata basis. No such reduction shall result in payment of a Fixed Rate Loan other than on the last day of the Interest Period of such Loan. Each reduction of the Revolving Facility shall be accompanied by payment of the Loans to the extent that the Credit Obligations exceed the Revolving Facility after giving effect to such reductions together with accrued and unpaid interest on the amounts prepaid.

         SECTION 2.10 Unused Fee. From and after the Effective Date, the Borrower shall pay to the Agent for the benefit of each Lender a fee (the "Unused Fee") computed at a per annum rate of the then applicable Unused Margin times the daily average Unused Amount of such Lender. The Unused Fee shall be payable quarterly on the last day of each successive March 27,, June, September and December in each year for the immediately preceding quarterly period, commencing on June 30, 1995, and upon the Termination Date. The Unused Fee shall be computed on an Actual/360 Basis.

         SECTION 2.11 Lending Offices. The Loans of each Type made by each Lender shall be made and maintained at such Lender's Applicable Lending Office for Loans of such Type.

         SECTION 2.12 Letter of Credit Borrowings.

                    (a) NationsBank may issue from time to time in accordance with Section 6.1, in its sole discretion, for the account of the Borrower Letters of Credit in an aggregate outstanding stated amount up to but not to exceed the Letter of Credit Commitment. All Letters of Credit issued pursuant to this Agreement, shall expire on or before the fifth (5th) Business Day next preceding the Termination Date. The aggregate Letter of Credit Obligations shall at no time exceed the Letter of Credit Commitment. In the event that the Borrower shall pay in full all amounts outstanding under the Revolving Facility and permanently reduce the Revolving Facility to zero as permitted pursuant to
Section 2.9 hereof, it shall simultaneously cause all obligations of NationsBank under the Letters of Credit and all obligations of the Lenders with respect to Participations to be discharged in full, whether by providing replacement letters of credit therefor or payment in full of the amount outstanding with respect to the Letter of Credit or the deposit of cash in the amount of outstanding Letters of Credit with the Agent pursuant to the LC Account Agreement.

                    (b) The Borrower hereby unconditionally agrees to pay to NationsBank on demand at the Principal Office (i) all amounts required to pay all drafts drawn in accordance with the terms of any Letter of Credit or purporting to be drawn under the Letters of

Credit  and (ii) the face  amount of each  draft  complying  with any  Letter of
Credit accepted by NationsBank on the maturity date of such draft, or in the event of a Default or Event of Default, and any and all reasonable expenses of every kind incurred by NationsBank in connection with the Letters of Credit and in any event and without demand to place in possession of NationsBank (which shall include Advances under the Revolving Facility if permitted by Section 2.1 hereof) sufficient funds to pay all debts and liabilities arising under any Letter of Credit. Subject to the terms hereof, the Borrower's obligations to pay NationsBank under this Section 2.12, and the right of NationsBank to receive the same, shall be absolute and unconditional and shall not be affected by any circumstance whatsoever. NationsBank may charge any account the Borrower may have with it for any and all amounts NationsBank pays under a Letter of Credit, plus commissions, charges and expenses as from time to time agreed to by NationsBank and the Borrower; provided that to the extent permitted by Section 2.1(b), amounts shall be paid pursuant to Advances under the Revolving Facility. The Borrower agrees that NationsBank may, in its sole discretion, accept or pay, as complying with the terms of any Letter of Credit, any drafts or other documents otherwise in order which may be signed or issued by an administrator, executor, trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, liquidator, receiver, attorney in fact or other legal representative of a party who is authorized under such Letter of Credit to draw or issue any drafts or other documents. The Borrower agrees to pay NationsBank interest on any amounts not paid when due hereunder at the Base Rate plus two percent (2%), or such lower rate as may be required by law.

                    (c) In accordance with the provisions of Section 2.1(b) hereof, NationsBank shall notify the Agent (and shall also notify the Borrower) of any drawing under any Letter of Credit issued for account of the Borrower as promptly as practicable following the receipt by NationsBank of such drawing.

                    (d) Each Lender (other than NationsBank) shall automatically acquire on the date of issuance thereof, a Participation in the liability of NationsBank in respect of each Letter of Credit in an amount equal to such Lender's Applicable Commitment Percentage of such liability, and to the extent that the Borrower is obligated to pay NationsBank under Section 2.12(a), each Lender (other than NationsBank) thereby shall absolutely, unconditionally and irrevocably assume, and shall be unconditionally obligated to pay to NationsBank as hereinafter described, its Applicable Commitment Percentage of the liability of NationsBank under such Letter of Credit. On the fifth Business Day prior to the Termination Date, each Lender (including NationsBank in its capacity as a Lender) shall make a Base Rate Loan to the Borrower by paying to the Agent for the account of NationsBank at the Principal Office in Dollars and in immediately available funds, an amount equal to its Applicable Commitment Percentage of any drawing under a Letter of Credit, all as described and pursuant to

Section 2.1(b), but only to the extent any Lender has not previously paid to the Agent for the account of NationsBank such amount. With respect to drawings under any of the Letters of Credit, each Lender, upon receipt from the Agent of notice of a drawing in the manner described in Section 2.1(b), shall promptly pay to the Agent for the account of NationsBank, prior to the applicable time set forth in Section 2.1(b), its Applicable Commitment Percentage of such drawing. Simultaneously with the making of each such payment by a Lender or NationsBank, such Lender shall, automatically and without any further action on the part of NationsBank or such Lender, acquire a Participation in an amount equal to such payment (excluding the portion thereof constituting interest) in the related Reimbursement Obligation of the Borrower. The Reimbursement Obligations of the Borrower shall be immediately due and payable whether by Advances made in accordance with Section 2.1(b) or otherwise. Each Lender's obligation to make payment to the Agent for the account of NationsBank pursuant to this Section 2.12(d), and the right of NationsBank to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance whatsoever and shall be made without any offset, abatement, withholding or reduction whatsoever. If any Lender is obligated to pay but does not pay amounts to the Agent for the account of NationsBank in full upon receipt of such notice of a drawing as required by this Section 2.12(d), such Lender shall, on demand, pay to the Agent for the account of NationsBank interest on the unpaid amount for each day during the period commencing on the date of notice given to such Lender pursuant to Section 2.1(b) until such Lender pays such amount to the Agent for the account of NationsBank in full at the interest rate per annum for overnight borrowing by NationsBank from the Federal Reserve Bank.

                    (e) Promptly following the end of each calendar quarter, NationsBank shall deliver to the Agent, and the Agent shall deliver to each Lender, a notice describing the aggregate undrawn amount of Letters of Credit and aggregate face amount of all drafts accepted and outstanding at the end of such quarter. Upon the request of any Lender from time to time, NationsBank shall deliver to the Agent, and the Agent shall deliver to such Lender, any other information reasonably requested by such Lender with respect to the Letter of Credit then outstanding.

                    (f) The issuance by NationsBank of any Letter of Credit shall be subject to the conditions that such Letter of Credit be in such form, contain such terms and support such transactions or obligations as shall be reasonably satisfactory to NationsBank consistent with its then current practices and procedures with respect to similar letters of credit. All Letters of Credit shall be issued pursuant to and subject to the Uniform Customs and Practice for Documentary Creditors, 1993 revision, International Chamber of Commerce Publication No. 500 and all subsequent amendments and revisions thereto. The Borrower shall have executed and delivered such other instruments and agreements relating to such Letter of Credit as NationsBank shall have reasonably requested consistent with such practices and procedures.

                    (g) Without duplication of Section 10.12 hereof, the Borrower hereby indemnifies and holds harmless NationsBank, each other Lender and the Agent from and against any and all claims and damages, losses, liabilities, costs or expenses which NationsBank, such other Lender or the Agent may reasonably incur (or which may be claimed against NationsBank, such other Lender or the Agent) by any person by reason of or in connection with the issuance or transfer of or payment or failure to pay under any Letter of Credit; provided that the Borrower shall not be required to indemnify NationsBank, any other Lender or the Agent for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, (i) caused by the willful misconduct or negligence of the party to be indemnified, (ii) caused by the failure of NationsBank to pay under any Letter of Credit after the presentation to it of a request strictly complying with the terms and conditions of such Letter of Credit, unless such payment is prohibited by any law, regulation, court order or decree, or (iii) paid or payable by any Lender under Section 2.14 or Section 9.10 hereof and provided, further, Borrower shall not be required to indemnify any Lender from and against any such claims, damages, losses, liabilities, costs or expenses to the extent attributable to such Lender's failure to perform its obligations hereunder.

                    (h)  Without  limiting  Borrower's  rights  as set  forth in
Section 2.12(g) above, the obligation of Borrower to immediately reimburse Agent for drawings made under the Letter of Credit in accordance with the terms thereof shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement and the Applications for such Letters of Credit, under all circumstances whatsoever.

                    (i) The Borrower agrees to pay to the Agent for the benefit of the Lenders a per annum Letter of Credit fee equal to the applicable Syndicated Margin in effect at the time of issuance of each such Letter of Credit times the amount of outstanding Letter of Credit Borrowings. In addition, the Borrower agrees to pay to the Agent for its own account an issuance fee equal to one-eighth of one percent (1/8%) per annum times the amount of outstanding Letter of Credit Borrowings. Such fees shall be payable quarterly in arrears on the last day of each March 27,, June, September and December, beginning, however, on the first such day to occur following the Closing Date.

                    (j) The Borrower acknowledges that NationsBank as issuer of the Letter of Credit will be required by applicable rules and regulations of the Federal Reserve Board to maintain reserves for its liability to honor draws made pursuant to a Letter of Credit notwithstanding the obligation of the Lenders for a Participation in such liability. The Borrower agrees to promptly reimburse NationsBank for all additional costs which it may hereafter incur solely by reason of its acting as issuer of the Letter of Credit and its being required to reserve for such liability, it being understood by the Borrower that other interest and fees payable under this Agreement do not include compensation of NationsBank for such reserves. NationsBank shall furnish to the Borrower at the time of its demand for payment of such additional costs, the computation of such additional cost which shall be conclusive absent manifest error, provided that such computations are made on a reasonable basis.

                    (k) The Borrower shall pay to NationsBank administrative and other fees, if any, in connection with the Letters of Credit in such amounts and at such times as NationsBank and the Borrower shall agree from time to time.

         SECTION 2.13 Pro Rata Payments.  Except as otherwise  provided  herein,
(a) each payment on account of the principal of and interest on the Syndicated Loans and fees (other than the Agent's fees payable under Section 9.11 hereof, which shall be retained by the Agent and the fees payable to the Agent for its own account pursuant to Section 2.12(i) and to NationsBank pursuant to Section 2.12(k) which shall be retained by the Agent or NationsBank, as the case may be) described in this Agreement shall be made to the Agent for the account of the Lenders pro rata based on their Applicable Commitment Percentages, (b) each payment on account of principal of and interest on a Competitive Bid Loan shall be made to the Agent for the account of the Lender making such Competitive Bid Loan, and the principal amount of Competitive Bid Loans shall be paid on the last day of the Interest Period for such Competitive Bid Loan, (c) all payments to be made by the Borrower for the account of each of the Lenders on account of principal, interest and fees, shall be made without set-off or counterclaim, and
(d) the Agent will promptly (to the extent received by the Agent by 12:00 noon, Charlotte, North Carolina time within the same Business Day, otherwise the next Business Day if received after 12:00 noon) distribute payments received to the Lenders.

         SECTION 2.14 Deficiency Advances. No Lender shall be responsible for any default of any other Lender in respect to such other Lender's obligation to make any Loan hereunder nor shall the Commitment of any Lender hereunder be increased as a result of such default of any other Lender. Without limiting the generality of the foregoing, in the event any Lender (a "failing Lender") shall fail to advance funds to the Borrower as herein provided, the Agent may in its discretion, but shall not be obligated to, advance under the Note or Notes in its favor as a Lender all or any portion of such amount (the "deficiency advance") and shall thereafter be entitled to payments of principal of and interest on such deficiency advance in the same manner and at the same interest rate or rates to which such failing Lender would have been entitled had such failing Lender made such Advance under its Note or Notes; provided that, upon payment to the Agent from such failing Lender of the entire outstanding amount of such deficiency advance, together with interest thereon, from the most recent date or dates interest was paid to the Agent by the Borrower on each Loan comprising the deficiency advance at the interest rate per annum for overnight borrowing by the Agent from the Federal Reserve Bank, then such payment shall be credited against the Note or Notes of the Agent in full payment of such deficiency advance and the Borrower shall be deemed to have borrowed the amount of such deficiency advance from such failing Lender as of the most recent date or dates, as the case may be, upon which any payments of interest were made by the Borrower thereon. Acceptance by the Borrower of a deficiency advance from the Agent shall in no way limit the rights of the Borrower against a failing Lender.

                                   ARTICLE III
                                   -----------

                          INTEREST ON SYNDICATED LOANS
                          ----------------------------

         SECTION 3.1 Applicable Interest Rates. The Borrower shall have the option to elect to have any Syndicated Loan Segment bear interest at the Base Rate or the LIBOR-Based Rate plus the applicable Syndicated Margin. For any period of time and for any Segment with respect to which the Borrower does not elect another interest rate, such Segment shall bear interest at the Base Rate. The Borrower's right to elect a LIBOR-Based Rate shall be subject to the following requirements: (a) each Syndicated Loan Segment shall be in the amount of $5,000,000 or more and in an integral multiple of $1,000,000 and (b) each LIBOR-Based Rate Segment shall have a maturity selected by the Borrower of one, two or three months; provided, however, that no LIBOR-Based Rate Segment shall have a maturity date later than the Termination Date.

         SECTION 3.2 Procedure for Exercising Interest Rate Options. The Borrower may elect to have a particular interest rate apply to a Segment of a Syndicated Loan by notifying the Agent in writing (which may be by facsimile transmission) not later than 10:00 a.m., Charlotte, North Carolina time, three
(3) Business Days prior to the effective date any LIBOR-Based Rate is to become applicable or on the same day on which a requested Base Rate is to become applicable. Any notice of interest rate election hereunder shall be irrevocable and shall be in the form attached hereto as Exhibit D and shall set forth the following: (a) the amount of the Segment to which the requested interest rate will apply, (b) the date on which the selected interest rate will become applicable, (c) whether the interest rate selected is the Base Rate or a LIBOR-Based Rate, and (d) if the interest rate selected is a LIBOR-Based Rate, the maturity selected for the Interest Period. On the second Business Day preceding the Business Day that a requested LIBOR- Based Rate is to become applicable, the Agent shall use its best efforts to notify the Borrower by telephone of the Agent's estimate of the applicable LIBOR-Based Rate by 10:00 a.m., Charlotte, North Carolina time, or as early on that day as may be practical in the circumstances. The Agent shall not be required to provide an estimate of the LIBOR-Based Rate on any day on which dealings in deposits in Dollars are not transacted in the London interbank market. If the Borrower does not immediately accept a LIBOR-Based Rate quoted by the Agent, the Agent may, in view of changing market conditions, revise the quoted LIBOR-Based Rate at any time. No LIBOR-Based Rate shall be effective until mutually agreed upon by the Borrower and the Agent. If the Agent and the Borrower attempt to agree on a LIBOR-Based Rate but fail so to agree, or if there is any uncertainty as to whether or not the Agent and the Borrower have agreed upon a LIBOR-Based Rate, interest shall accrue on the Segment for which a LIBOR-Based Rate has been selected at the then applicable Base Rate.

         SECTION 3.3 Base Rate. Each Segment subject to the Base Rate shall bear interest from the date the Base Rate becomes applicable thereto until payment in full, or until a LIBOR-Based Rate is selected by the Borrower and becomes applicable thereto, on the unpaid principal balance of such Segment on an Actual/360 Basis. Any change in the Base Rate shall take effect on the effective date of such change in the Base Rate designated by the Agent, without notice to the Borrower and without any further action by the Agent.

         SECTION 3.4 Fixed Rate. Each LIBOR-Based Rate Segment shall bear interest from the date the LIBOR-Based Rate becomes applicable thereto until the end of the applicable Interest Period on the unpaid principal balance of such LIBOR-Based Rate Segment at the LIBOR-Based Rate on an Actual/360 Basis plus the applicable Syndicated Margin.

         SECTION 3.5 Changes in Syndicated Margin. Any change in the rate of interest payable with respect to LIBOR Loans because of a change in the Syndicated Margin shall become effective as of the day of receipt by the Agent of the financial statement furnished to the Agent pursuant to Section 7.3(1) and
(2) hereof and the Compliance Certificate required by Section 7.3(3) to accompany such financial statement and the determination by the Agent, based upon such Compliance Certificate, that as a result of a change in the ratio of Indebtedness of the Borrower and its Consolidated Entities to Consolidated Cash Flow there has been a change in the Syndicated Margin.

                                   ARTICLE IV
                                   ----------

              TERMINATION OF LIBOR-BASED RATE AND YIELD PROTECTION
              ----------------------------------------------------

         SECTION 4.1 Suspension of Loans.

                    (a) If at any time the Agent shall reasonably determine (which determination, if reasonable, shall be final, conclusive and binding upon all parties) that:

                              (i) by reason  of any  changes  arising  after the
                  Closing Date affecting the London interbank market or affecting the position of any Lender or the Agent in such markets, adequate and fair means do not exist for ascertaining the LIBOR-Based Rate with respect to a LIBOR Loan or LIBOR Market Loan; or

                             (ii) the  continuation  by any  Lender of any LIBOR
                  Loans or LIBOR Market Loans or the funding thereof in the London interbank market would be unlawful by reason of any law, governmental rule, regulation, guidelines or order; or

                            (iii) the  continuation  by any  Lender of any LIBOR
                  Loans or LIBOR Market Loans or the funding thereof in the London interbank market would be impracticable as a result of a contingency occurring after the date of this Agreement that materially and adversely affects the London interbank market;

then, and in any such event, the Agent shall on such date give notice (by telephone and confirmed in writing) to the Borrower of such determination. The obligation of any Lender to make or maintain Fixed Rate Segments so affected or to permit interest to be computed thereon at the LIBOR-Based Rate shall be terminated, and interest shall thereafter be computed on the affected Segment or Segments at the then applicable Base Rate.

                  (b) It is the intention of the parties that the Fixed Rates shall accurately reflect the cost to the Lender of maintaining any Fixed Rate Segment during any period in which interest accrues thereon at a Fixed Rate.
Accordingly:

                              (i) if by  reason  of any  change  after  the date
                  hereof in any applicable law or governmental rule, regulation or order (or any interpretation thereof and including the introduction of any new law or governmental rule, regulation or order), including any change in the LIBOR Reserve Requirement, the cost to the Lender of maintaining any Fixed Rate Segment or funding the same by means of a London interbank market time deposit shall increase, the Fixed Rate applicable to such Fixed Rate Segment shall be adjusted as necessary to reflect such change in cost to the Lender, effective as of the date on which such change in any applicable law, governmental rule, regulation or order becomes effective.

                             (ii) If any Lender shall have  determined  that the
                  adoption after the date of this Agreement of any law, rule, regulation or guideline regarding capital adequacy, or any change in any of the foregoing or in the interpretation or administration of any of the foregoing by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or any lending office of any Lender) or such Lender's holding company with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, as a consequence of the Lender's obligations under this Agreement or the Advances made by such Lender pursuant hereto to a level below that which such Lender or any such Lender's holding company could have achieved but for such adoption, change or compliance (taking into consideration the Lender's guidelines with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time the Borrower shall pay to the Lender such additional amount or amounts as will compensate the Lender or the Lender's holding company for any such reduction suffered.

         SECTION 4.2 Compensation. The Borrower shall compensate any Lender for all reasonable losses, expenses and liabilities (including any interest owed by such Lender to lenders on funds borrowed by such Lender to make or carry any Fixed Rate Segment and any loss sustained by the Lender in connection with the re-employment of such funds), that such Lender may sustain: (a) if for any reason (other than a default by such Lender) following agreement between the Borrower and the Agent or the Borrower and such Lender, as the case may be, as to the Fixed Rate applicable to a Fixed Rate Segment the Borrower fails to accept such Fixed Rate Segment, (b) as a consequence of any unauthorized action taken or default by the Borrower in the repayment of any Fixed Rate Segment when required by the terms of this Agreement or (c) with respect to any loss of income incurred by a Lender (as determined in a reasonable manner by such Lender) associated with the payment of principal other than the last day of an Interest Period with respect to any Fixed Rate Loan. A certificate as to the amount of any additional amounts payable pursuant to Section 4.2 (setting forth in reasonable detail the basis for requesting such amounts) submitted by such Lender to the Borrower shall be conclusive, in the absence of manifest error. The Borrower shall pay to such Lender the amount shown as due on any such certificate delivered by such Lender within 30 days after the Borrower's receipt of the same.

         SECTION 4.3 Taxes. All payments by the Borrower of principal of, and interest on, the Loans and all other amounts payable hereunder shall be made free and clear of and without deduction for any present or future excise, stamp or franchise taxes or other taxes, whatsoever imposed by any taxing authority, but excluding franchise taxes and taxes imposed on or measured by any Lender's net income or receipts (such non-excluded items being called "Taxes"). In the event that any withholding or deduction from any payment to be made by the Borrower hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then the Borrower will

                  (a) pay directly to the relevant authority the full amount required to be so withheld or deducted;

                  (b) promptly forward to the Agent an official receipt or other documentation satisfactory to the Agent evidencing such payment to such authority; and

                  (c) pay to the Agent for the account of the Lender such additional amount or amounts as is necessary to ensure that the net amount actually received by each Lender will equal the full amount such Lender would have received had no such withholding or deduction been required.

Moreover, if any Taxes are directly asserted against the Agent or any Lender with respect to any payment received by the Agent or such Lender hereunder, the Agent or such Lender may pay such Taxes and the Borrower will promptly pay such additional amounts (including any penalties, interest or expenses) as is necessary in order that the net amount received by the Agent or such Lender after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount the Agent or such Lender would have received had no such Taxes been asserted. Upon the request of the Borrower or the Agent, each Lender and each participant that is organized under the laws of a jurisdiction other than the United States shall, prior to the due date of any payments hereunder or under the Notes, execute and deliver to the Borrower and the Agent, one or more (as the Borrower or the Agent may reasonably request) United States Internal Revenue Service Forms 4224 or Forms 1001 or such other forms or documents (or successor forms or documents), appropriately completed, as may be applicable (if any are) to establish the extent, if any, to which a payment to such Lender or participant is exempt from withholding or deduction of Taxes.

         If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Agent, for the account of the respective Lender, the required amounts, receipts or other required documentary evidence, the Borrower shall indemnify the Lenders for any incremental Taxes, interest or penalties that may become payable by the Lender as a result of any such failure. For purposes of this Section 4.3, a distribution hereunder by the Agent or any Lender to or for the account of any Lenders shall be deemed a payment by the Borrower.

         If Taxes are incorrectly or illegally paid or assessed, and if any Lender or the Agent contests the assessment of such Taxes, such Lender or the Agent shall refund, to the extent of any refund made to such Lender or the Agent, any amounts paid by the Borrower under this Section in respect of such Taxes.

         Without prejudice to the survival of any other agreements of the Borrower hereunder or any other Loan Document, the agreements of the Borrower contained in this Section shall survive the payment in full of all its Credit Obligations and the termination of all Commitments.

         To the extent any Lender shall become liable for the payment of any Taxes hereunder and shall seek reimbursement therefor pursuant to this Section 4.3, the Borrower shall be entitled, upon the giving of five Business Days notice to the Agent and such Lender, (i) to replace such Lender with a substitute lender, and (ii) in connection with such substitution, prepay in full the outstanding Credit Obligation of the Lender requesting reimbursement without penalty or payment other than under Section 4.2 hereof.

                                    ARTICLE V
                                    ---------

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

         The Borrower and each Participating Subsidiary and Participating Partnership jointly and severally represent and warrant to the Agent and the Lenders as follows:

         SECTION 5.1 Organization, Powers, Existence, etc. (a) The Borrower and each Consolidated Entity is duly organized or formed, validly existing and in good standing under the laws of the state in which it is incorporated or formed,
(b) the Borrower and each Consolidated Entity has the power and authority to own its properties and assets and to carry on its business as now being conducted,
(c) the Borrower and each Consolidated Entity has the power to execute, deliver and perform the Loan Documents to which it is a party, and (d) the Borrower and each Consolidated Entity is duly qualified to do business in each state in which it is required to be so qualified.

         SECTION 5.2 Authorization of Borrowing, etc. The execution, delivery and performance of the Loan Documents (a) have been duly authorized by all requisite action and (b) will not violate any Governmental Requirement, the certificate of incorporation, bylaws or partnership agreement of the Borrower or any Consolidated Entity, or any indenture, agreement or other instrument to which the Borrower or any Consolidated Entity is a party, or by which the Borrower or any Consolidated Entity or any of their properties are bound, or be in conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under, any such indenture, agreement or other instrument, or result in the creation or imposition of any Lien upon any of the properties or assets of the Borrower or any Consolidated Entity, except as required by the terms of this Agreement.

         SECTION 5.3 Liabilities. The Borrower has furnished to the Agent and the Lenders a copy of the audited consolidated balance sheet of the Borrower and the Consolidated Entities dated as of December 31, 1994 and a statement of changes in shareholders' equity and the related statements of income and cash flow as of the end of Fiscal Year 1994. Such financial statements were prepared in conformity with GAAP consistently applied throughout the period involved, are in accordance with the books and records of the Borrower and the Consolidated Entities, are correct and complete and present fairly the financial condition of the Borrower and the Consolidated Entities as of the date of such financial statements, and, since the date of such financial statements, no material adverse change in the financial condition, business or operations of the Borrower or any of the Consolidated Entities has occurred. Neither the Borrower nor any Consolidated Entity has any Liabilities, Guaranteed Obligations or other obligations or liabilities, direct or contingent, in an aggregate amount in excess of $300,000 other than (a) the Liabilities reflected in such balance sheet and the notes thereto or (b) Liabilities incurred in the ordinary course of business.

         SECTION 5.4 Taxes. The Borrower and each Consolidated Entity has filed or caused to be filed all federal, state and local tax returns that are required to be filed, and has paid all taxes as shown on said returns or on any assessment received by the Borrower or any Consolidated Entity to the extent that such taxes have become due.

         SECTION 5.5 Litigation. There are no actions, suits or proceedings pending or, to the best knowledge of the Borrower, threatened against or affecting the Borrower, any Consolidated Entity or any Facility, by or before any Governmental Authority that involve any of the transactions contemplated in this Agreement or the possibility of any judgment or liability that may result in a material adverse change in the operations or financial condition of the Borrower and the Consolidated Entities, on a consolidated basis; and neither the Borrower nor any Consolidated Entity is in default with respect to any material Governmental Requirement.

         SECTION 5.6 Agreements. Neither the Borrower nor any Consolidated Entity is in default in the performance, observance or fulfillment of any of the obligations contained in any agreement or instrument to which it is a party, which default could have a material adverse effect upon the operations or financial condition of the Borrower and the Consolidated Entities on a consolidated basis.

         SECTION 5.7 Use of Proceeds. Neither the Borrower nor any Participating Subsidiary or Participating Partnership intends to use any part of the proceeds of Advances or proceeds of drawings under Letters of Credit for the purpose of purchasing or carrying any Margin Stock or retiring any debt incurred to purchase or carry any Margin Stock or for any other purpose that is not expressly authorized by this Agreement.

         SECTION 5.8 ERISA Requirement. (i) The execution and delivery of the Loan Documents will not involve any prohibited transaction within the meaning of ERISA, (ii) the Borrower and each Consolidated Entity has fulfilled its obligations under the minimum funding standards imposed by ERISA and each is in compliance in all material respects with the applicable provisions of ERISA, and
(iii) no "Reportable Event," as defined in Section 4043(b) of Title IV of ERISA, has occurred with respect to any plan maintained by the Borrower or any of its Consolidated Entities.

         SECTION 5.9 Subsidiaries. The Borrower has no direct or indirect equity ownership in any person other than (a) Controlled Partnerships, Subsidiaries and Consolidated Entities and (b) those ownership interests listed in Exhibit L. None of the Subsidiaries or Controlled Partnerships has any direct or indirect equity ownership in any other person except other Consolidated Entities except as set forth in subparagraph (b) in the preceding sentence. The Borrower's ownership interest in each Subsidiary and Controlled Partnership is free and clear of all Liens, warrants, options, rights to purchase and other interests of any person except for rights of first refusal that apply to certain limited partnership interests whose value is not material in amount and rights of first refusal given to certain limited partners of HEALTHSOUTH Rehabilitation Center of Charlotte Limited Partnership and HEALTHSOUTH Rehabilitation Center of San Francisco Limited Partnership covering the Borrower's general partnership interests therein. All capital stock of the Subsidiaries has been duly authorized and validly issued and is fully paid and non-assessable. There have been delivered and pledged to the Lender all certificates representing all capital stock in all Subsidiaries. All now-existing Subsidiaries and Controlled Partnerships are listed in Exhibit M hereto.

         SECTION 5.10 Principal Place of Business. The principal place of business and chief executive office of the Borrower is at its address shown in
Section 10.2 and will not be changed from such address unless, prior to such change, the Borrower shall have notified the Agent of the proposed change, and in no event will the Borrower's principal place of business or chief executive office be located outside the State of Alabama.

         SECTION 5.11 Environmental Laws. The Borrower and each Consolidated Entity are in material compliance with all applicable federal, state and local laws and regulations relating to air, water, soil and other environmental quality and all material laws relating to the handling and disposal of hazardous waste materials.

         SECTION 5.12 Disclosure. No financial statement, document, certificate or other written communication furnished to the Agent or the Lenders by or on behalf of the Borrower or any Consolidated Entity or to the extent not a Consolidated Entity any Participating Subsidiary or Participating Partnership in connection with any Loan Document contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading. There is no fact known to the Borrower that materially adversely affects the business or condition of the Borrower or any Material Group that has not been disclosed herein or in such financial statements.

         SECTION 5.13 Licenses. All material certificates of need, licenses, permits, accreditations and approvals required by all Governmental Authorities necessary in order for each Facility to be operated for its intended purpose have been obtained and are in full force and effect.

         SECTION 5.14 Title to Properties. The Borrower has good and marketable title to all its properties and assets reflected on the balance sheet referred to in Section 5.3 except for those matters shown on such balance sheet and except for such properties and assets as have been disposed of since the date of said balance sheet as no longer used or useful in the conduct of its business or as have been disposed of in the ordinary course of the business and except that the property of HEALTHSOUTH Doctors' Hospital, Inc. is held subject to a right of first refusal benefitting the Dr. John T. Macdonald Foundation. All such properties and assets are free and clear of all Liens, except as otherwise permitted or required by the provisions of the Loan Documents.

         SECTION 5.15 Status of Loans. The Credit Obligations constitute Senior Indebtedness under the indentures pursuant to which the Subordinated Indebtedness has been issued and are senior in right of payment and security to all other Indebtedness of Borrower and its Consolidated Entities other than (x) Indebtedness described in Section 7.8(5)(B)(D), (E) and (H) as to which Indebtedness, other than that which is secured which may rank senior in right of security with respect to the applicable security therefor, the Credit Obligations are pari passu in right of payment and (y) the Surgical Health Subordinated Indebtedness until such time as Surgical Health shall deliver its Guaranty. The Pledge Agreements and the delivery of the Collateral to the Agent will create for the benefit of the Lenders a valid first priority perfected security interest in the Collateral.

                                   ARTICLE VI

                          GENERAL CONDITIONS OF LENDING
                          -----------------------------

         Each Lender's obligation to make, continue or convert each Advance or issue additional Letters of Credit hereunder is subject to the following conditions precedent:

         SECTION 6.1 Representations and Warranties. On the date of each Advance hereunder and on the date the Borrower presents to the Agent a Request for Advance or Interest Rate Election form or Competitive Bid Quote Request or Application, the representations and warranties set forth in this Agreement and in all other Loan Documents shall be true and correct on and as of such date with the same effect as though such representations and warranties had been made on the date of the Advance or on the date the Borrower presents to the Agent a Request for Advance or Interest Rate Election form or Competitive Bid Quote
Request or Application, as the case may be. Each such warranty and representation shall be deemed to be continuing in effect so long as this Agreement remains in effect. The presentation by the Borrower of each Request for Advance or Interest Rate Election, Competitive Bid Quote Request or Application shall constitute a representation and warranty by the Borrower to the Lender that no material adverse change in the financial condition of the Borrower and the Consolidated Entities, on a consolidated basis, as reflected in the financial statements delivered to the Agent and Lenders pursuant to Section
5.3 has occurred since the date of such financial statements.

         SECTION 6.2 No Default. On the date of each Advance and issuance of a Letter of Credit hereunder, the Borrower and all Material Groups shall be in compliance with all the terms and conditions set forth in this Agreement on its or their part to be observed or performed, and no Event of Default, or event that upon notice or lapse of time or both would constitute an Event of Default, shall have occurred and be continuing.

         SECTION 6.3 Supporting Documents.

                  (a) The Agent, on behalf of the Lenders, shall have also received on the date of execution of this Agreement (i) a copy of resolutions of the Board of Directors of the Borrower, certified as in full force and effect on such date by the Secretary of the Borrower, authorizing the execution, delivery and performance of the Loan Documents and authorizing designated officers of the Borrower to execute and deliver the Loan Documents on behalf of the Borrower and to execute and deliver to the Agent Request for Advance or Interest Rate
Election or Competitive Bid Quote Request forms and Applications; (ii) a certificate of the Secretary of the Borrower, dated such date, certifying that
(A) an attached copy of the Certificate of Incorporation and bylaws of the Borrower is true and correct as of such date, (B) that the Certificate of Incorporation and Bylaws of the Borrower have not been amended since the date of the last amendment attached thereto and (C) the incumbency and specimen signatures of the designated officers referred to in clause (i) above; (iii) an Opinion of Counsel to the

Borrower in the form required by the Agent; (iv) duly executed Pledge Agreements by the Borrower, the Participating Subsidiaries and the Participating Partnerships to the extent applicable, together with all stock powers, stock certificates and financing statements related thereto; (v) evidence satisfactory to the Agent of the receipt of all necessary approvals for the acquisition of NovaCare Rehabilitation Hospital Division (provided, however, that so long as Borrower or one of its Consolidated Entities shall have entered into a binding agreement to manage a Facility acquired from NovaCare Rehabilitation Hospital Division, Borrower shall have a period of up to 180 days to obtain all governmental approvals for transfer of such Facility), (vi) such additional supporting documents as the Agent may reasonably request; and (vii) all fees payable to the Agent and the Lenders.

                  (b) The Agent, on behalf of the Lenders, shall also have received on or before the date on which a Subsidiary becomes a Participating Subsidiary (on or before the Closing Date in the case of each Subsidiary listed in Exhibit G hereto) (i) a copy of resolutions of the Board of Directors and shareholders of such Subsidiary (if necessary) certified as in full force and effect on the date thereof by the Secretary of such Subsidiary, authorizing such Subsidiary's execution, delivery and performance of, and the assumption of liability under, the Loan Documents and all other agreements and instruments that this Agreement contemplates will be executed, delivered and performed by such Subsidiary; (ii) a copy of the Certificate of Incorporation or Articles of Incorporation, as the case may be, and Bylaws of such Subsidiary, certified as true and correct on and as of the date on which Loan Documents are executed and delivered by the Borrower and such Subsidiary; (iii) an Opinion of Counsel to such Subsidiary in a form acceptable to the Agent as to the execution and delivery by such Subsidiary of the Loan Documents and other matters related thereto; (iv) fully executed copies of all Loan Documents that this Agreement contemplates will be executed or delivered (or both) by such Subsidiary (including a fully executed Subsidiary Guaranty Agreement); and (v) such additional supporting documents as the Agent or its counsel may reasonably request.

                  (c) The Agent, on behalf of the Lenders, shall also have received on or before the date on which a Controlled Partnership becomes a Participating Partnership (on or before the Closing Date in the case of each Controlled Partnership listed in Exhibit G hereto) (i) a copy of the partnership agreement under which such Controlled Partnership was formed, certified as true and correct on and as of the date of which Loan Documents are executed and delivered by the Borrower and such Controlled Partnership; (ii) an Opinion of Counsel to such Controlled Partnership in a form acceptable to the Agent as to the execution and delivery by such Controlled Partnership of the Loan Documents and other matters related thereto; (iii) fully executed copies of all Loan Documents that this Agreement contemplates will be executed or delivered (or both) by such Controlled Partnership (including a fully executed Partnership Guaranty Agreement); and (iv) such additional supporting documents as the Agent or its counsel may reasonably request.

         (d) The Agent, on behalf of the Lenders, shall also have received on or prior to the date of the initial Advance under this Agreement, (i) evidence satisfactory to the Agent of the Acquisition by the Borrower or its Participating Subsidiaries, or both, of the NovaCare Rehabilitation Hospital Division, (ii) stock certificates representing all of the issued and outstanding capital stock of each Subsidiary organized to acquire any portion of the assets of NovaCare Rehabilitation Hospital Division, (iii) a Guaranty of each such Subsidiary, and (iv) such other documentation, including but not limited to, opinions, resolutions and certificates, as the Agent shall request.

         SECTION 6.4 No Adverse Change. A further condition to both the execution of this Agreement and any further Advance hereunder is that there has been no material adverse change in the condition, business or prospects of the Borrower or any of the Consolidated Entities since December 31, 1994, the absence of an order or injunction restraining either the acquisition of NovaCare Rehabilitation Hospital Division or Surgical Health Corporation and the absence of any pending or threatened litigation which would have a materially adverse effect on the ability of the Borrower and the Consolidated Entities to perform its obligations under this Agreement or any other Loan Document.

         SECTION 6.5 Effective Date. Neither the Agent nor any Lender shall be obligated to make any Advance under this Agreement until the Effective Date nor shall this Agreement be deemed effective until the Effective Date. Furthermore, all obligations of the Agent and the Lenders under this Agreement shall terminate on June 1, 1995 if either (i) the Agent has not received those items described in Section 6.3 or (ii) the Effective Date has not occurred. The First Restated Agreement shall continue in full force and effect until the Effective Date.

                                   ARTICLE VII

                        GENERAL COVENANTS OF THE BORROWER
                        ---------------------------------

         From the date on which this Agreement is delivered until payment in full of the Credit Obligations and the termination in writing of the Lenders' obligation to extend credit under this Agreement, the Borrower and each Participating Subsidiary and Participating Partnership, jointly and severally, covenant and agree that:

         SECTION 7.1 Existence, Properties, etc. The Borrower shall, and shall cause each Consolidated Entity to, (a) do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights and franchises and comply with all Governmental Requirements applicable to it and (b) at all times maintain, preserve and protect all franchises and trade names and preserve all of its property used or useful in the conduct of its business and keep the same in good repair, working order and condition, and from time to time make, or cause to be made, all needful and proper repairs and improvements thereto (normal wear and tear excepted).

         SECTION 7.2 Payment of Indebtedness, Taxes, etc. The Borrower shall, and shall cause each Consolidated Entity to, (a) pay its indebtedness and obligations in accordance with normal terms and (b) pay and discharge or cause to be paid and discharged promptly all taxes, assessments and other charges or levies of Governmental Authorities imposed upon it or upon its income and profits or upon any of its properties before the same shall become in default; provided, however, that the Borrower and the Consolidated Entities shall not be required to pay and discharge or cause to be paid and discharged any such indebtedness, obligation, tax, assessment, charge, levy or claim so long as the validity thereof shall be duly pursued and contested in good faith by appropriate proceedings and the Borrower and the Consolidated Entities shall maintain adequate reserves for such taxes, indebtedness, obligations, assessments, charges, levies or claims during such proceedings.

         SECTION 7.3 Financial Statements, Reports, etc. The Borrower shall deliver or cause to be delivered to the Agent and each Lender:

                  (1) Not later than 50 days after the end of each calendar quarter, a balance sheet and a statement of revenues and expenses of the Borrower and its Consolidated Entities on a consolidated and on a consolidating basis (provided Borrower shall report the results of operations for each specialty medical center on a separate basis and the results of operations for each of the following business segments on a separate aggregate basis: outpatient rehabilitation centers, inpatient rehabilitation hospitals, outpatient surgery centers and others (to include but not limited to diagnostic centers)) and a statement of cash flow of the Borrower and its Consolidated Entities on a consolidated basis for such calendar quarter and for the period beginning on the first day of the fiscal year and ending on the last day of such calendar quarter (in sufficient detail to indicate the Borrower's and each Consolidated Entity's compliance with the financial covenants set forth in this
         Article VII), together with statements in comparative form for the corresponding periods in the preceding fiscal year together with calculations supporting the same store performance as summarized in the Borrower's Form 10-Q for the corresponding period, and certified by the president or chief financial officer of the Borrower.

                  (2) Not later than 100 days after the end of each fiscal year, financial statements (including a balance sheet, a statement of revenues and expenses, a statement of changes in shareholders' equity and a statement of cash flow) of the Borrower and its Consolidated Entities on a consolidated and on a consolidating basis (provided
         Borrower shall report the results of operations for each specialty medical center on a separate basis and the results of operations for each of the following business segments on a separate aggregate basis: outpatient rehabilitation centers, inpatient rehabilitation hospitals, outpatient surgery centers and others (to include but not limited to diagnostic centers)) for such fiscal year (in sufficient detail to indicate the Borrower's and each Consolidated Entity's compliance with the financial covenants set forth in this Article VII), together with statements in comparative form for the preceding fiscal year together with calculations supporting the same store performance as summarized in the Borrower's Form 10-K for the corresponding period, and accompanied by an opinion of certified public accountants acceptable to the Agent, which opinion shall state in effect that such financial statements (A) were audited using generally accepted auditing standards, (B) were prepared in accordance with generally accepted accounting principles applied on a consistent basis, and (C) present fairly the financial condition and results of operations of the Borrower and its Consolidated Entities for the periods covered.

                  (3) Together with the financial statements required by paragraphs (1) and (2) above a compliance certificate duly executed by the chief executive officer or the president or chief financial officer of the Borrower in the form of Exhibit I attached hereto ("Compliance Certificate").

                  (4) Promptly upon receipt thereof, copies of all reports, management letters and other documents submitted to the Borrower or any Consolidated Entity by independent accountants in connection with any annual or interim audit of the books of the Borrower or any Consolidated Entity made by such accountants.

                  (5) Contemporaneously with the distribution thereof to the Borrower's or any Consolidated Entity's stockholders or partners or the filing thereof with the Securities and Exchange Commission, as the case may be, copies of all statements, reports, notices and filings distributed by the Borrower or any Consolidated Entity to its stockholders or partners or filed with the Securities and Exchange Commission (including reports on SEC Forms 10-K, 10-Q and 8-K).

                  (6) Promptly after the Borrower knows or has reason to know of the occurrence of any "reportable event" under Section 4043 of ERISA applicable to the Borrower or any Consolidated Entity, a certificate of the president or chief financial officer of the Borrower setting forth the details as to such "reportable event" and the action that the Borrower or the Consolidated Entity has taken or will take with respect thereto, and promptly after the filing or receiving thereof, copies of all reports and notices that the Borrower and each Consolidated Entity files under ERISA with the Internal Revenue Service or the Pension Benefit Guaranty Corporation or the United States Department of Labor.

                  (7) Promptly after the Borrower or any of its Consolidated Entities becomes aware of the commencement thereof, notice of any investigation, action, suit or proceeding before any Governmental Authority involving the condemnation or taking under the power of eminent domain of any of its property or the revocation or suspension of any permit, license, certificate of need or other Governmental Requirement applicable to any Facility.

                  (8) Within 10 days of the receipt by the Borrower or any of its Consolidated Entities, copies of all material deficiency notices, compliance orders or adverse reports issued by any Governmental Authority or accreditation commission having jurisdiction over licensing, accreditation or operation of a Facility or by any Governmental Authority or private insurance company pursuant to a provider agreement, which, if not promptly complied with or cured, could result in the suspension or forfeiture of any license, certification or accreditation necessary in order for the Facility to carry on its business as then conducted or the termination of any material insurance or reimbursement program available to the Facility.

                  (9) Such other information regarding any Facility or the financial condition or operations of the Borrower or its Consolidated Entities as the Agent shall reasonably request from time to time or at any time.

         SECTION 7.4 Litigation Notice. The Borrower shall, promptly after the same shall have become known to any officer of the Borrower, notify the Agent in writing of any action, suit or proceeding at law or in equity or by or before any Governmental Authority that, if adversely determined, might impair the ability of the Borrower or any Material Group to perform its obligations under this Agreement or any other Loan Document or might materially and adversely affect the business or condition, financial or otherwise, of the Borrower or any Material Group.

         SECTION 7.5 Default Notice. The Borrower shall promptly give notice in writing to the Agent of the occurrence of any Default or Event of Default.

         SECTION 7.6 Further Assurances. The Borrower shall at its cost and expense, upon the request of the Agent, duly execute and deliver, or cause to be duly executed and delivered, to the Agent such further instruments and do and cause to be done such further acts as may be reasonably necessary or proper in the opinion of the Agent or its counsel to carry out more effectively the provisions and purposes of the Loan Documents.

         SECTION 7.7 Insurance. The Borrower and each Consolidated Entity shall at all times maintain in force, and pay all premiums and costs related to, insurance coverages comparable to the coverages reviewed by the Agent prior to the Closing Date a summary of which coverage is set forth in Exhibit J hereto and any other coverages required under applicable Governmental Requirements. The Borrower shall deliver to the Agent annually on or before the anniversary date of this Agreement, and at such other time or times as the Agent may request (but not more often than monthly), a certificate of the president or chief financial officer of the Borrower setting out in such detail as the Agent may reasonably require a description of all insurance coverages maintained by the Borrower and each Consolidated Entity. The Agent shall have no obligation to give the Borrower or any Consolidated Entity notice of any notification received by the Agent with respect to any insurance policies or take any steps to protect the Borrower's or any Consolidated Entity's interests under such policies.

         SECTION 7.8  Covenants Regarding Financial Condition.

                  (a)      The Borrower covenants and agrees that:

                           (1) Minimum Net Worth.  Consolidated  Net Worth shall
                  not be less than $416,000,000 plus (A) 75% of Consolidated Net Income (if positive and including for purposes of this Section 7.8(a)(1) only any extraordinary gain), on an ongoing basis for each fiscal quarter beginning with the fiscal quarter ending March 27, 31, 1995, plus (B) the aggregate amount of all increases, if any, in its capital accounts resulting from the issuance of Capital Stock or conversion of debt into Capital Stock or other securities properly classified as equity in accordance with generally accepted accounting principles, or from the sale or other disposition of treasury shares, from the date of this Agreement through the date of determination plus (c), without duplication, any addition to Consolidated Stockholders' Equity resulting from an
                  Acquisition after the Closing Date which shall be accounted for on a pooling-of-interest basis.

                           (2) Fixed Charge  Coverage  Ratio.  The  Consolidated
                  Fixed Charge Coverage Ratio shall not at any time be less than
                  1.10 to 1.00.

                           (3) Senior Indebtedness to Consolidated Total Capital. The ratio of Senior Indebtedness to Consolidated Total Capital shall be at all times prior to January 1, 1996 less than .55 to 1.00, from January 1, 1996 through December 31, 1996 less than .50 to 1.00 and at all times on and after January 1, 1997 less than .45 to 1.00.

                           (4) Indebtedness to Consolidated Cash Flow. The ratio
                  of Indebtedness of the Borrower and its Consolidated Entities to Consolidated Cash Flow shall at all times during the periods set forth below be less than the ratio set forth opposite such period:

                                                       Ratio of
                                              ------------------------------
                                                                Consolidated
                           Period             Indebtedness  to    Cash Flow
                           ------             ------------      ------------

                  Closing Date through            4.50            1.00
                    December 31, 1995
                  January 1, 1996 through         4.00            1.00
                    December 31, 1996
                  January 1, 1997 and             3.50            1.00
                    Thereafter

                           (5)  Indebtedness.   The  Borrower  and  Consolidated
                  Entities on a consolidated basis will not incur, or otherwise become liable with respect to, any Indebtedness other than (A) the Credit Obligations; (B) Indebtedness described in Exhibit K which Indebtedness shall not be modified or amended; (C) the Senior Subordinated Notes and the Convertible Subordinated Debentures; (D) up to $50,000,000 of Indebtedness, including Indebtedness incurred to purchase property, plant or equipment; (E) Guaranteed Obligations permitted under Section 7.8(a)(6); (F) Subordinated Indebtedness of the Borrower, the proceeds of which are used to permanently reduce the principal portion of the Senior Subordinated Notes or the Convertible Subordinated Debentures so long as such Subordinated Indebtedness is (i) unsecured, (ii) bears interest at a rate of 15% or less per annum, (iii) contains covenants, restrictions, terms of subordination and redemption provisions no less favorable to the Lenders than those contained in Indentures pursuant to which the Senior Subordinated Notes or Convertible Subordinated Debentures, as the case may be, were issued, as such Indentures exist on the Closing Date, (iv) prohibits payment of principal whether by its terms or by prepayment prior to the earlier of 100 days next following the Termination Date or November 1, 2000, and (v) does not result in an increase in the amount of outstanding Indebtedness, (G) upon the acquisition of Surgical Health Corporation, the
                  Surgical Health Subordinated Indebtedness and (H) the Headquarters Obligations.


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



                           (6) Guarantees. Borrower and the Consolidated Entities on a consolidated basis will not incur any Guaranteed Obligations (whether by directly guaranteeing obligations of another person or by agreement to purchase the indebtedness of any other person, or entering into an agreement for the furnishing of funds to any other person through the purchase of goods, supplies or services or by way of stock purchase, contribution, advance or loan for the purpose of paying or discharging the indebtedness of any other person or otherwise), in an aggregate amount in excess of $50,000,000, except for (A) the endorsement of negotiable instruments in the ordinary course of business for collection; (B) obligations arising by reason of the Borrower's status as a general partner of a Controlled Partnership; (C) obligations to advance funds to Subsidiaries and Controlled Partnerships, but only so long as the note or notes or accounts receivable evidencing the advance of such funds is assigned to the Agent as security for the Credit Obligations; (D) the guarantees arising under the Guaranty Agreements; (E) the guarantee of up to $22,000,000 of Indebtedness of Vanderbilt, (F) guarantees of Indebtedness incurred to pay the principal amount of the Credit Obligations, provided that, concurrently with the incurrence of such Guaranteed Obligation, the Borrower and the Agent agree in writing to reduce the credit available to the Borrower under this Agreement by an amount equal to the amount of such Guaranteed Obligations and the Borrower pays any fee required to be paid in connection with such reduction and (G) guarantees of the Headquarters Obligations.

                           (7) Investments and Loans. Borrower will not and will
                  not permit any Consolidated Entity, directly or indirectly, to purchase or otherwise acquire any stock, security, obligation or evidence of indebtedness of, make any capital contribution to, own any equity interest in, or make any loan or advance to, any other person; provided, however, that the Borrower and such Consolidated Entities may (A) continue to hold all stock of and own partnership interests in the persons that constitute Consolidated Entities on the Closing Date; (B) acquire stock or partnership interests in, and assets of, any new Consolidated Entity acquired at a Cost of Acquisition of up to $50,000,000; (C) make Permitted Investments; (D) make investments in an aggregate amount during the term of this Agreement not exceeding $50,000,000 in corporations, partnerships or joint ventures who do not constitute Consolidated Entities, (E) subject to continuing compliance with all of the other covenants and conditions contained in this Agreement, make any Acquisition of a person who shall become a Consolidated Entity the primary form of consideration of which is the Common Stock of Borrower with the Cost of Acquisition not to exceed $150,000,000, and such acquisition to be accounted for as a pooling of interests, (F) acquire Surgical Health Corporation for a

                  Cost of  Acquisition  of  approximately  $240,000,000  and (G)
                  acquire Surgical Care Affiliates, Inc. for a Cost of Acquisition of approximately $1,400,000,000 provided (i) such acquisition is accounted for as a pooling of interests, (ii) there shall be delivered to the Agent all of the outstanding capital stock of Surgical Care Affiliates, Inc., and (iii) Surgical Care Affiliates, Inc. or its successor shall become a Participating Subsidiary and shall have furnished the Agent a Guaranty Agreement pursuant to Section 2.5(a).

                           (8) Disposition of Assets. Borrower and the Consolidated Entities on a consolidated basis will not without the consent of the Required Lenders (which consent shall not be unreasonably withheld), sell, lease, transfer or otherwise dispose of in excess of 10% of their total properties and assets over the term of this Agreement.

                           (9) Consolidation or Merger. Borrower and its Consolidated Entities may merge or consolidate with another person only if (i) in the case of a merger or consolidation of the Borrower, the Borrower is the continuing or surviving entity, (ii) in the case of a merger or consolidation involving a Consolidated Entity, the continuing or surviving entity is majority-owned by the Borrower (with such majority ownership constituting a controlling interest), and (iii) before and after giving effect to the proposed merger or consolidation, no Default or Event of Default shall exist under this Agreement; provided that in the case of any consolidation or merger with a person which (x) is not a Consolidated Entity either before or after giving effect to such merger or consolidation and (y) the total assets of such person exceed $50,000,000, the Required Lenders shall have consented thereto.

                           (10) Liens.  Borrower  will not,  and will not permit
                  any Consolidated Entity to, incur, create, assume or permit to exist any Lien upon any of its accounts receivable, contract rights, chattel paper, inventory, equipment, instruments, general intangibles or other personal or real property of any character, whether now owned or hereafter acquired, other than
                  (i) Liens that constitute Permitted Encumbrances, (ii) Liens existing as of the date hereof and described on Exhibit N hereof and (iii) Liens securing Indebtedness incurred under
                  Section 7.8(a)(5)(D) so long as the Lien extends only to the asset acquired with such Indebtedness.

                           (11) Dividends and  Distributions.  Borrower will not
                  permit any Consolidated Entity to be or become subject to any restrictions on the ability of such Consolidated Entity to pay dividends or to make partnership distributions.

                           (12) Acquisitions. Prior to entering into any agreement to acquire any person or Facility the estimated Cost of Acquisition of which exceeds $50,000,000, the Borrower shall provide to the Agent evidence satisfactory to the Agent,
                  (i) that the person or Facility to be acquired is in the same line of business presently engaged in by the Borrower or its Consolidated Entities, (ii) that the person or Facility to be acquired does not oppose the Acquisition, and (iii) if the
                  Cost of Acquisition exceeds $50,000,000 (other than an Acquisition under Section 7.8(a)(7)(E)), the Required Lenders shall have consented thereto.

                           (13) Restricted Payments. Borrower will not make Restricted Payments except Borrower may (i) redeem the Surgical Subordinated Indebtedness, (ii) repay up to $10,000,000 of Subordinated Indebtedness in any Fiscal Year, and (iii) make other Restricted Payments in any Fiscal Year so long as Borrower shall deliver to the Agent prior to making any other such Restricted Payment a Compliance Certificate demonstrating that on a pro forma basis after giving effect to such payment no Default or Event of Default exists.

                           (b) Except as  otherwise  expressly  provided in this
         Section 7.8, (i) the Borrower shall also cause and require each of its Consolidated Entities to observe and perform each of the covenants and agreements of this section to be observed and performed by the
         Borrower, whether or not a specific reference is made to the Consolidated Entities in each such covenant (other than the financial covenants set forth in paragraphs (1) through (4) of subsection (a) above, which apply to the Borrower and the Consolidated Entities on a consolidated basis), and (ii) all computations required in connection with such financial covenants and the limitations set forth in paragraphs (5) through (11) of subsection (a) above shall be made for the Borrower and its Consolidated Entities on a combined or consolidated basis, in accordance with generally accepted accounting principles, after elimination of intercompany items.

         SECTION 7.9 Continuation of Current Business. Neither the Borrower nor any Consolidated Entity will (i) engage in any business other than the business now being conducted by it and other businesses directly related to providing rehabilitation services (including outpatient surgery, diagnostic services and management of physician practices) or orthopedic surgery related acute care similar in operation (but not in scope) to the HEALTHSOUTH Medical Center Facility or (ii) acquire or attempt to acquire any person who is opposed to such acquisition.

         SECTION 7.10 Management Contracts. Neither the Borrower nor any Consolidated Entity will enter into any agreement whereby the management, supervision or control of its business or any Facility shall be delegated to or placed in any persons other than its governing body and officers, the Borrower or a Consolidated Entity, except that (i) management of the Facility owned by Vanderbilt Stallworth Rehabilitation Hospital, L.P. is vested in part in a Governance Committee and in part in a Subsidiary of the Borrower pursuant to the applicable limited partnership agreement and a management agreement and (ii) the Facility known as Nashville REHAB HOSPITAL located in Nashville, Tennessee may be managed by an independent body until such time as such Facility is sold.

         SECTION 7.11 Cooperation; Inspection of Properties. The Borrower shall, and shall cause the Consolidated Entities to, permit the Lenders and their representatives to inspect the Borrower's and the Consolidated Entities' properties and assets, and to inspect, review and audit the Borrower's and the Consolidated Entities' books and records from time to time and at any time.

         SECTION 7.12 Use of Proceeds. The Borrower shall use the proceeds of Advances exclusively to repay short-term Indebtedness to NationsBank, to purchase the equity and assume the net working capital obligation of NovaCare Rehabilitation Hospital Division for a total Cost of Acquisition not to exceed $235,000,000, to refinance the 11.5% Senior Subordinated Notes due 2004 of Surgical Health Corporation, to provide funding for the acquisition and development of Facilities and to provide working capital to the Borrower, the Participating Subsidiaries and the Participating Partnerships.

         SECTION 7.13 Limit on Investment in HEALTHSOUTH of Birmingham, Inc. The Borrower will not cause or permit its aggregate direct and indirect investment, whether by stock purchase, capital contribution, advance, loan, guarantee or otherwise, in HEALTHSOUTH of Birmingham, Inc. to exceed at any time $500,000.

         SECTION 7.14 Additional Consolidated Entities. On the last day of each fiscal quarter of the Borrower (or such earlier time as the Agent may request) the Borrower will cause each Consolidated Entity that is hereafter acquired or created to become a Participating Subsidiary or Participating Partnership by execution of a Guaranty Agreement and all other documents necessary to cause it to become jointly and severally liable for the Credit Obligations (subject to the limitations provided in the Guaranty Agreement) and the Borrower or the Participating Subsidiary or the Participating Partnership, if applicable, shall execute a Pledge Agreement as more particularly described in Section 2.6 herein and shall deliver or cause to be delivered all financing statements, stock certificates and duly executed stock powers necessary to perfect the Agent's security interest granted under such Pledge Agreement.

         SECTION 7.15 ERISA. With respect to all employee pension benefit plans maintained by the Borrower or any Subsidiary, the Borrower shall not:

             (i) terminate any of such employee pension benefit plans so as to incur any liability to the Pension Benefit Guaranty Corporation established pursuant to ERISA;

             (ii) allow or suffer to exist any prohibited transaction involving any of such employee pension benefit plans or any trust created thereunder which would subject the Borrower or a Subsidiary to a tax or penalty or other liability on prohibited transactions imposed under Internal Revenue Code Section 4975 or ERISA;

             (iii) fail to pay to any such employee pension benefit plan any contribution which it is obligated to pay under the terms of such plan;

             (iv) allow or suffer to exist any accumulated funding deficiency, whether or not waived, with respect to any such employee pension benefit plan;

             (v) allow or suffer to exist any occurrence of a reportable event or any other event or condition, which presents a material risk of termination by the Pension Benefit Guaranty Corporation of any such employee pension benefit plan that is a Single Employer Plan, which termination could result in any liability to the Pension Benefit Guaranty Corporation; or

             (vi)  incur  any   withdrawal   liability   with   respect  to  any
         Multi-employer Plan.

         SECTION 7.16 Priority. The Borrower and its Subsidiaries will at all times (i) cause the Agent to have a duly perfected first priority security interest in the Collateral and (ii) cause the Credit Obligations to be senior in right of payment to all other Indebtedness of the Borrower, and its Consolidated Entities, except as otherwise described in Section 5.15 hereof.

                                  ARTICLE VIII

                         EVENTS OF DEFAULT AND REMEDIES
                         ------------------------------

         SECTION 8.1 Events of Default. The following shall constitute Events of Default under this Agreement:

                  (a) the Borrower or any Participating Subsidiary or any Participating Partnership shall fail to pay when due any principal payable under the terms of any Note or any Reimbursement Obligation or (ii) three Business Days of the date when due any interest or fees payable under the terms of any Note or any amount payable under this Agreement, any Guaranty Agreement or any other of the other Credit Obligations or any other amount owed to the Agent or Lenders under or in connection with the Loan Documents; or

                  (b) The Borrower or any Material Group shall default in the performance or observance of any other provision of this Agreement (other than the provisions of Article VII hereof), except as covered by clause (a) above, and shall not cure such default within thirty days after the first to occur of
(i) the date the Agent or Lenders gives written or telephonic notice of the default to the Borrower or (ii) the date the Borrower otherwise has notice thereof; or

                  (c) the Borrower or any Participating Subsidiary or any Participating Partnership or any Material Group shall default in the observance or performance of any provision in Article VII hereof; or

                  (d) the Agent shall determine that any statement, certification, representation or warranty contained herein, or in any of the other Loan Documents or in any report, financial statement, certificate or other instrument delivered to the Agent or any Lender by or on behalf of the Borrower or any Participating Subsidiary or any Participating Partnership was misleading or untrue in any material respect at the time it was made; or

                  (e)  default   shall  be  made  (i)  in  the  payment  of  any
Indebtedness (other than the Credit Obligations) of the Borrower or any Consolidated Entity when due or (ii) in the performance, observance or fulfillment of any term or covenant contained in any agreement or instrument under or pursuant to which any such Indebtedness may have been issued, created, assumed, guaranteed or secured by Borrower or any Consolidated Entity, if the effect of such default is to accelerate the maturity of such Indebtedness or to permit the holder thereof to cause such Indebtedness to become due prior to its stated maturity, and such default shall not be cured within 10 days after the occurrence of such default, and the amount of the Indebtedness involved exceeds $3,000,000; or

                  (f) the Borrower or any Material Group shall fail to pay its or their debts generally as they come due, or a receiver, trustee, liquidator or other custodian shall be appointed for the Borrower or any Material Group or for any of the property of the Borrower or any Material Group or a petition in bankruptcy, or under any insolvency law, shall be filed by or against the Borrower or any Material Group or the Borrower or any Material Group shall apply for the benefit of, or take advantage of, any law for relief of debtors, or enter into an arrangement or composition with, or make an assignment for the benefit of, creditors; or

                  (g) final judgment for the payment of money in excess of any aggregate of $50,000 shall be rendered against the Borrower or any Participating Subsidiary or any Participating Partnership or any Material Group, and the same shall remain undischarged for a period of 30 days during which execution shall not be effectively stayed; or

                  (h) an event of default, as therein defined, shall occur under any other Loan Document; or

                  (i)  if  any  of  the  Guaranty   Agreements,   Notes,  Pledge
Agreements or LC Account Agreement shall be deemed unenforceable by a court of competent jurisdiction or shall no longer be effective; or

                  (j) if any person or group of persons acting together who are not as at the Closing Date owners of one percent (1%) or more of the Capital Stock of the Borrower having voting rights shall own directly or indirectly fifteen percent (15%) or more of the Capital Stock of the Borrower having voting rights; or

                  (k) if (i) the Borrower or any Consolidated Entity shall engage in any prohibited transaction (as described in Section 7.15(ii) hereof), which is not subject to a statutory or administrative exemption, involving any employee pension benefit plan of the Borrower or any Consolidated Entity, (ii) any accumulated funding deficiency (as referred to in Section 7.15(iv) hereof), whether or not waived, shall exist with respect to any Single Employer Plan,
(iii) a reportable event (as referred to in Section 7.15(v) hereof) (other than a reportable event for which the statutory notice requirement to the Pension Benefit Guaranty Corporation has been waived by regulation) shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed to administer or to terminate, any Single Employer Plan, which reportable event or institution or proceedings is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Single Employer Plan for purposes of Title IV of ERISA, and in the case of such a reportable event, the continuance of such reportable event shall be unremedied for sixty (60) days after notice of such reportable event pursuant to Section 4043(a), (c) or (d) of ERISA is given, as the case may be, (iv) any Single
Employer Plan shall terminate for purposes of Title IV of ERISA, and such termination results in a material liability of the Borrower or any Consolidated Entity to such Single Employer Plan or the Pension Benefit Guaranty Corporation,
(v) the Borrower or any Subsidiary shall withdraw from a Multi-employer Plan for purposes of Title IV of ERISA, and, as a result of any such withdrawal, the Borrower or any Consolidated Entity shall incur withdrawal liability to such Multi-employer Plan, or (vi) any other event or condition shall occur or exist;

and in each case in clauses (i) through (vi) of this Section 8.1(k), such event or condition, together with all other such events or conditions, if any, could subject the Borrower or any Consolidated Entity to any tax, penalty or other liabilities in excess of $100,000, and in each such case the event or condition is not remedied to the satisfaction of the Required Lenders within ninety (90) days after the earlier of (i) receipt of notice of such event or condition by the Authorized Representative from the Agent or (ii) the date the Borrower becomes aware of such event or condition;

then, and in any such event and at any time thereafter, if such Event of Default shall then be continuing,

                           (A) either or both of the  following  actions  may be
                  taken: (i) the Agent may, and at the direction of the Required Lenders shall, declare any obligation of the Lenders to make further Loans or issue Letters of Credit terminated, whereupon the obligation of each Lender to make further Loans or NationsBank to issue Letters of Credit, hereunder shall terminate immediately, and (ii) the Agent shall at the direction of the Required Lenders, at their option, declare by notice to the Borrower any or all of the Credit Obligations to be immediately due and payable, and the same, including all interest accrued thereon and all other obligations of the Borrower to the Lenders, shall forthwith become immediately due and payable without presentment, demand, protest, notice or other formality of any kind, all of which are hereby expressly waived, anything contained herein or in any instrument evidencing the Credit Obligations to the contrary notwithstanding; provided, however, that notwithstanding the above, if there shall occur an Event of Default under clause
                  (f) above, then the obligation of the Lenders to lend hereunder shall automatically terminate and any and all of the Credit Obligations shall be immediately due and payable without the necessity of any action by the Agent or the Required Lenders or notice to the Agent or the Lenders;

                           (B) Borrower shall immediately  deposit cash with the
                  Agent in an amount equal to the amount of any Letters of Credit remaining undrawn or unpaid, as collateral security for the repayment of any future drawings or payments under such Letters of Credit, and Borrower shall forthwith deposit and pay such amounts and such amounts shall be held by Agent pursuant to the terms of the LC Account Agreement; and

                           (C) the Agent,  on behalf of the Lenders,  shall have
                  all of the following rights and remedies in addition to all of the rights and remedies of a secured party under the Uniform Commercial Code in respect of the Collateral and otherwise be available under the Loan Documents or under any applicable law: the Agent may at any time and from time to time, with or without judicial process or the aid and assistance of others and without incurring any liability to the Borrower, upon ten (10) days' notice to the Borrower sell or otherwise dispose of any Collateral, at public or private sale or proceedings or otherwise, by one or more contracts, in one or more parcels, at the same or different times, with or without having the Collateral at the place of sale or other disposition, for cash and/or credit, and upon any terms, at such place(s) and time(s) and to such person(s) as the Agent deems best; if any Collateral is sold by the Agent upon credit or for future delivery, the Agent shall not be liable for the failure of the purchaser to pay for same and in such event the Agent may resell such Collateral in accordance with the provisions hereof provided the Borrower shall be given credit for proceeds received by reason of such sale; the Agent or any Lender may buy any Collateral at any public sale and, the Agent or any Lender may buy such Collateral at private sale so long as such sale is made in a commercially reasonable manner and in each case may make payment therefor by any means. Except to the extent the Agent shall have failed to take action required under this Agreement, no Lenders shall be entitled to enforce the
                  provisions   of   this   subsection   (C)   of   Section   8.1
                  independently.

         SECTION 8.2 Agent to Act. In case any one or more Events of Default shall occur and be continuing, the Agent may, and at the direction of the Required Lenders shall, proceed to protect and enforce their rights or remedies either by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement or other provision contained herein or in any other Loan Document, or to enforce the payment of the Obligations or any other legal or equitable right or remedy.

         SECTION 8.3 Cumulative Rights. No right or remedy herein conferred upon the Lenders, the Agent and the Borrower is intended to be exclusive of any other rights or remedies contained herein or in any other Loan Document, and every such right or remedy shall be cumulative and shall be in addition to every other such right or remedy contained herein and therein or now or hereafter existing at law or in equity or by statute, or otherwise.

         SECTION 8.4 No Waiver. No course of dealing between the Borrower and any Lender or the Agent or any failure or delay on the part of any Lender, the Agent or the Borrower in exercising any rights or remedies hereunder shall operate as a waiver of any rights or remedies hereunder and no single or partial exercise of any rights or remedies hereunder shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or of the same right or remedy on a future occasion.

         SECTION 8.5 Default. The Agent and the Lenders shall have no right to accelerate any of the Loans upon, or to institute any action or proceeding before any court to realize upon Collateral as a result of, the occurrence of any Default which shall not also constitute an Event of Default; provided, however, nothing

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



contained in this sentence shall in any respect impair or adversely affect the right, power and authority of the Agent and the Lenders (i) to take any action expressly required or permitted to be taken under the Loan Documents upon the occurrence of any Default (and including any action or proceeding which the Agent may determine to be necessary or appropriate in furtherance of any such expressly authorized action) and (ii) to take any action provided under the Loan Documents or otherwise available by statute, at law or in equity upon the occurrence of any Default.

         SECTION 8.6 Allocation of Proceeds. If an Event of Default has occurred and is continuing, and the maturity of the Notes has been accelerated pursuant to this Article VIII, all payments received by the Agent hereunder in respect of any principal of or interest on the Credit Obligations or any other amounts payable by the Borrower hereunder shall be applied by the Agent in the following order:

                   (i) amounts due to the Lenders pursuant to Sections 2.10 hereof;

                   (ii)  amounts  due to the Agent and  NationsBank  pursuant to
         Section 9.11 and Section 2.12(i) and (k) hereof;

                   (iii) payments of interest,  to be applied in accordance with
         Section 2.13 hereof;

                   (iv) payments of principal,  to be applied in accordance with
         Section 2.13 hereof;

                   (v) payment of cash amounts to the Agent pursuant to Section 8.1(B) hereof; and

                   (vi) payments of all other amounts due under this Agreement, if any, to be applied in accordance with each Lender's pro rata share of all principal due to the Lenders.


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



                                   ARTICLE IX

                                    THE AGENT
                                    ---------

         SECTION 9.1 Appointment. Each Lender (including NationsBank in its capacity as issuer of the Letters of Credit) hereby irrevocably designates and appoints NationsBank as the Agent of the Lenders under this Agreement, and each of the Lenders hereby irrevocably authorizes NationsBank as the Agent for such Lender, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers as are expressly delegated to the Agent by the terms of this Agreement, together with such other powers as are reasonably incidental thereto. The Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any of the Lenders, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Agent.

         SECTION 9.2 Attorneys-in-fact. The Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the gross negligence or willful misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

         SECTION 9.3 Limitation on Liability. Neither the Agent nor any of its officers, directors, employees, agents or attorneys-in-fact shall be liable to the Lenders for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement except for its or their own gross negligence or willful misconduct. Neither the Agent nor any of its affiliates shall be responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower, any of its Controlled Entities or Controlled Partnerships, or any officer or partner thereof contained in this Agreement or in any of the other Loan Documents, or in any certificate, report, statement or other document referred to or provided for in or received by the Agent under or in connection with this Agreement or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any of the other Loan Documents, or for any failure of the Borrower to perform its obligations thereunder. The Agent shall not be under any obligation to any of the Lenders to ascertain or to inquire as to the observance or performance of any of the terms, covenants or conditions of this Agreement or any of the other Loan Documents on the part of the Borrower or to inspect the properties, books or records of the Borrower or its Controlled Entities or Controlled Partnerships.

         SECTION 9.4 Reliance. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent certificate, affidavit, letter, cablegram, telegram, telecopy or telex message, statement, order or

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



other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Agent. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless an Assignment and Acceptance shall have been filed with and accepted by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first receive advice or concurrence of the Lenders or the Required Lenders as provided in this Agreement or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all present and future holders of the Notes.

         SECTION 9.5 Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Agent has received notice from a Lender, or the Borrower or any of the Subsidiaries referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall promptly give notice thereof to the Lenders. The Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default as it shall deem advisable in the best interests of the Lenders.

         SECTION 9.6 No Representations. Each Lender expressly acknowledges that neither the Agent nor any of its affiliates has made any representations or warranties to it and that no act by the Agent hereafter taken, including any review of the affairs of the Borrower or any of its Consolidated Entities, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the financial condition, creditworthiness, affairs, status and nature of the Borrower and Controlled Partnerships and made its own decision to enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and to make such investigation as it deems necessary to inform itself as to the status and affairs, financial or otherwise, of the Borrower and its Consolidated Entities and

Controlled Partnerships. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Borrower or any of its Consolidated Entities and Controlled Partnerships which may come into the possession of the Agent or any of its affiliates.

         SECTION 9.7 Indemnification. The Lenders agree to indemnify the Agent in its capacity as such (to the extent required to be reimbursed but not reimbursed by the Borrower or any of its Consolidated Entities and without limiting any obligations of the Borrower or any of its Consolidated Entities so to do), ratably according to the respective principal amount of the Notes held by them at the time of the event with respect to which indemnity is sought (or, if no Notes are outstanding, ratably in accordance with their respective Applicable Commitment Percentages as then in effect) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may at any time (including without limitation at any time following the payment of the Note) be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement or any other document contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct. The agreements in this subsection shall survive the payment of the Obligations and the termination of this Agreement.

         SECTION 9.8 Lender. The Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower and its Consolidated Entities and Controlled Partnerships as though it were not the Agent hereunder. With respect to its Loans made or renewed by it and any Note issued to it, the Agent shall have the same rights and powers under this Agreement as any Lender and may exercise the same as though it were not the Agent, and the terms "Lender" and "Lenders" shall, unless the context otherwise indicates, include the Agent in its individual capacity.

         SECTION 9.9 Resignation. If the Agent shall resign as Agent under this Agreement, then the Required Lenders may appoint a successor Agent for the Lenders, which successor shall be approved by the Borrower, which approval shall not be unreasonably withheld, which shall be a commercial bank organized under the laws of the United States or any state thereof, having a combined surplus and capital of not less than $500,000,000, whereupon such successor Agent shall succeed to the rights, powers and duties of the former Agent and the obligations of the former Agent shall be terminated and canceled, without any other or further act or deed on the part

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



of such former Agent or any of the parties to this Agreement; provided, however, that the former Agent's resignation shall not become effective until such successor Agent has been appointed and has succeeded of record to all right, title and interest of the former Agent in the Collateral; provided, further, if the Required Lenders cannot agree as to a successor Agent within ninety (90) days after such resignation, the Agent shall appoint a successor Agent and the parties hereto agree to execute whatever documents are necessary to effect such action under this Agreement or any other document executed pursuant to this Agreement; provided, however in such event all provisions of this Agreement and the Loan Documents, shall remain in full force and effect. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

         SECTION 9.10 Sharing of Payments, etc. Each Lender agrees that if it shall, through the exercise of a right of banker's lien, set-off, counterclaim or otherwise, obtain payment with respect to its Credit Obligations (other than any payment pursuant to Article IV) which results in its receiving more than its pro rata share of the aggregate payments with respect to all of the Credit Obligations (other than any payment pursuant to Article IV), then (A) such Lender shall be deemed to have simultaneously purchased from the other Lenders a share in their Credit Obligations so that the amount of the Credit Obligations held by each of the Lenders shall be pro rata and (B) such other adjustments shall be made from time to time as shall be equitable to insure that the Lenders share such payments ratably; provided, however, that for purposes of this
Section 9.10 the term "pro rata" shall be determined with respect to both the Commitment of each Lender and to the Revolving Facility after subtraction in each case of amounts, if any, by which any such Lender has not funded its share of the outstanding Loans and Reimbursement Obligations. If all or any portion of any such excess payment is thereafter recovered from the Lender which received the same, the purchase provided in this Section 9.10 shall be rescinded to the extent of such recovery, without interest. The Borrower expressly consents to the foregoing arrangements and agrees that each Lender so purchasing a portion of the other Lenders' Obligations may exercise all rights of payment (including, without limitation, all rights of set-off, banker's lien or counterclaim) with respect to such portion as fully as if such Lender were the direct holder of such portion.

         SECTION 9.11 Fees. The Borrower agrees to pay to the Agent, for its individual account, in advance a quarterly Agent's fee in such amount as shall be agreed to from time to time.

         SECTION 9.12 Independent Agreements. The provisions contained in Sections 9.1 through 9.8 and 9.10 (other than the last sentence thereof) of this
Article IX constitute independent obligations and agreements of the Agent and the Lenders and the Borrower shall not be deemed a party thereto nor bound thereby. Borrower does acknowledge the rights of Lenders and Agent under Sections 9.9, 9.11 and the last sentence of Section 9.10 hereof.

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



                                    ARTICLE X

                                  MISCELLANEOUS
                                  -------------

         SECTION 10.1 Assignments and Participations.

                  (a) At any time after the Closing Date each Lender may, with the prior consent of the Agent and the Borrower, which consent shall not be unreasonably withheld, assign to one or more banks or financial institutions all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of the Notes payable to its order); provided, that (i) each such assignment shall be of a constant, and not a varying, percentage of all of the assigning Lender's rights and obligations (including Loans and Participations) under this Agreement (ii) for each assignment involving the issuance and transfer of Notes, the assigning Lender shall execute an Assignment and Acceptance and the Borrower hereby consents to execute replacement Notes to give effect to the assignment, (iii) the minimum Commitment which shall be assigned is (x) $5,000,000, in the case of an assignment by one existing Lender to another existing Lender, and (y) $10,000,000 in all other cases, and in multiples of $1,000,000 in excess thereof, (together with which the assigning Lender's applicable portion of Participations and the Letter of Credit Commitment shall also be assigned) and
(iv) such assignee shall have an office located in the United States. Upon such execution, delivery, approval and acceptance, from and after the effective date specified in each Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder or under such Notes have been assigned or negotiated to it pursuant to such Assignment and Acceptance have the rights and obligations of a Lender hereunder (including, in respect of the Collateral, all the rights and obligations of a Lender, as fully as if such assignee had been named as a Lender in this Agreement) and a holder of such Notes and (y) the assignor thereunder shall, to the extent that rights and obligations hereunder or under such Notes have been assigned or negotiated by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its future obligations under this Agreement. No assignee shall have the right to further assign its rights and obligations pursuant to this Section 10.1. Any Lender who makes an assignment shall pay to the Agent a one-time administrative fee of $3,000.00 which fee shall not be reimbursed by Borrower.

                  (b) By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) the assignment made under such Assignment and Acceptance is made under such Assignment and Acceptance without recourse; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any Controlled Entity or Controlled Partnership or the performance or observance by the Borrower or any Controlled Entity or Controlled Partnership of any of its obligations under any Loan Document or any other instrument or document furnished pursuant hereto;

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



(iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements delivered pursuant to Section
7.3 and such other Loan Documents and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement, the Note and the other Loan Documents as are delegated to the Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto; and (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender and a holder of such Note.

                  (c) The Agent shall maintain at its address referred to herein a copy of each Assignment and Acceptance delivered to and accepted by it.

                  (d) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender, the Agent shall give prompt notice thereof to Borrower.

                  (e) Each Lender may sell  participations  to one or more banks or other entities as to all or a portion of its rights and obligations under this Agreement; provided, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations,
(iii) such Lender shall remain the holder of any Notes issued to it for the purpose of this Agreement, (iv) such participations shall be in a minimum amount of $5,000,000 and in multiples of $1,000,000 in excess thereof, and shall include an allocable portion of such Lender's Participation, and (v) Borrower, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and with regard to any and all payments to be made under this Agreement; provided, that the participation agreement between a Lender and its participants may provide that such Lender will obtain the approval of such participant prior to such Lender's agreeing to any amendment or waiver of any provisions of this Agreement which would (A) extend the maturity of the Notes,
(B) reduce the interest rate hereunder, (C) increase the Commitment of the Lender granting the participation or (D) release all or any substantial part of the Collateral other than in accordance with the terms of the Loan Documents, and (vi) the sale of any such participations which require Borrower to file a registration statement with the United States Securities and Exchange Commission or under the securities regulations or laws of any state shall not be permitted.

                  (f) Notwithstanding the provisions of this Section 10.1 to the contrary, any Lender may assign all or any portion of its

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



interest in Loans to its Affiliates without approval of the Agent or Borrower upon payment of the administrative fee described in Section 10.1(a) above, and all or any portion of its interest in Loans to the Federal Reserve Bank without approval of the Agent or Borrower and without payment of any fees.

         SECTION 10.2 Notices. Any notice shall be conclusively deemed to have been received by any party hereto and be effective on the day on which delivered to such party (against receipt therefor) at the address set forth below or such other address as such party shall specify to the other parties in writing (or, in the case of telephonic notice or notice by telecopy, telegram or telex (where the receipt of such message is verified by return) expressly provided for hereunder, when received at such telephone, telecopy or telex number as may from time to time be specified in written or verbal notice to the other parties hereto or otherwise received), or if sent prepaid by certified or registered mail return receipt requested on the third Business Day after the day on which mailed, addressed to such party at said address:

                  (a) if to the Borrower or a Participating Partnership or a Participating Subsidiary at:

                           Two Perimeter Park South
                           Suite 224W
                           Birmingham, Alabama 35243
                           Attention:  Richard M. Scrushy

                           with a copy to:

                           Chief Financial Officer
                           HealthSouth Corporation
                           Suite 224W
                           Two Perimeter Park South
                           Birmingham, Alabama 35243

                           and with a copy to:

                           Treasurer
                           HealthSouth Corporation
                           Suite 224W
                           Two Perimeter Park South
                           Birmingham, Alabama 35243

                           and with a copy to:

                           J. Brooke Johnston, Jr.
                           Haskell Slaughter Young
                           1200 AmSouth-Harbert Plaza
                           1901 6th Avenue North
                           Birmingham, Alabama 35203

                  (b)      if to the Agent at:

                           One Independence Center
                           15th Floor
                           101 North Tryon Street
                           Charlotte, North Carolina 28255
                           Attention:  Agency Services

                           With a copy to:

                           600 Peachtree Street, N.E.
                           21st Floor
                           Atlanta, Georgia 30308-2212
                           Attention:  Corporate Banking

                  (c) if to NationsBank in its capacity as issuer of the Letters of Credit:

                           NationsBank, N.A. (Carolinas)
                           One Independence Center, 15th Floor
                           101 North Tryon Street
                           Charlotte, North Carolina 28255
                           Attention:  Letter of Credit Department

                  (d)      if to the Lenders:

                           At the addresses set forth on the signature pages hereof or on the signature page of each Assignment and Acceptance.

         SECTION 10.3 No Waiver. No failure or delay on the part of the Agent, any Lender or the Borrower in the exercise of any right, power or privilege hereunder shall operate as a waiver of any such right, power or privilege nor shall any such failure or delay preclude any other or further exercise thereof. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

         SECTION 10.4 Setoff. The Borrower, each Participating Subsidiary and each Participating Partnership, agrees that the Agent and each Lender shall have a lien for all the Credit Obligations of the Borrower upon all deposits or deposit accounts, of any kind, or any interest in any deposits or deposit accounts thereof, now or hereafter pledged, mortgaged, transferred or assigned to the Agent or such Lender or otherwise in the possession or control of the Agent or such Lender (other than for safekeeping) for any purpose for the account or benefit of the Borrower, each Participating Subsidiary and each Participating Partnership, and including any balance of any deposit account or of any credit of the Borrower, each Participating Subsidiary and each Participating Partnership, with the Agent or such Lender, whether now existing or hereafter established, hereby authorizing the Agent and each Lender at any time or times from and after the occurrence of a Default or Event of Default with or without prior notice to apply such balances or any part thereof to such of the Credit Obligations of the Borrower to the Lenders then past due and in such amounts as

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



they may elect, and whether or not the collateral or the responsibility of other persons primarily, secondarily or otherwise liable may be deemed adequate. For the purposes of this paragraph, all remittances and property shall be deemed to be in the possession of the Agent or such Lender as soon as the same may be put in transit to it by mail or carrier or by other bailee.

         SECTION 10.5 Survival. All covenants, agreements, representations and warranties made herein shall survive the making by the Lenders of the Loans and the expiration of the Letters of Credit and the execution and delivery to the Lenders of this Agreement and the Notes and shall continue in full force and effect so long as any of the Credit Obligations remain outstanding or any Lender has any Commitment hereunder. Whenever in this Agreement, any of the parties hereto is referred to, such reference shall be deemed to include the successors and permitted assigns of such party and all covenants, provisions and agreements by or on behalf of the Borrower which are contained in this Agreement and the Notes shall inure to the benefit of the successors and permitted assigns of the Lenders or any of them and any rights of the Borrower hereunder shall inure to the benefit of successors and assigns of Borrower to the extent Lenders may consent to succession or assignment.

         SECTION 10.6 Expenses. The Borrower agrees (a) to pay or reimburse the Agent for all its reasonable and customary out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of, and any amendment, supplement or modification to, this Agreement or any of the other Loan Documents, and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the reasonable and customary fees and disbursements of counsel to the Agent, (b) to pay or reimburse the Agent for all its reasonable costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, including without limitation, the reasonable fees and disbursements of their counsel, (c) to pay, indemnify and hold the Agent harmless from any and all recording and filing fees and any and all liabilities with respect to, or resulting from any failure of Borrower to pay or delay of Borrower in paying, documentary, stamp, excise, withholding and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation of any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, and (d) from and after the occurrence of any Event of Default to pay, indemnify, and hold the Agent harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement or in any respect relating to the transactions contemplated hereby or thereby, (all the foregoing, collectively, the "indemnified liabilities"); provided, however, that the Borrower shall have no obligation hereunder with respect to indemnified liabilities arising from (i) the willful misconduct or negligence of the party seeking indemnification, (ii) legal proceedings commenced against the Agent or any Lender by any security holder or creditor thereof arising out of and based upon rights afforded any such security holder or creditor solely in its capacity as such, (iii) any taxes imposed upon the Agent or any Lender other than the documentary, stamp, excise, withholding and similar taxes described in clause (c) above or any tax resulting from any change described in Section 4.1, which tax would be payable to Lenders by Borrower pursuant to Article IV hereof,
(iv) taxes imposed as a result of a transfer or assignment of any Note, participation or assignment of a portion of its rights, (v) any taxes imposed upon any transferee of any Note, or (vi) or by reason of the failure of the Agent or any Lender to perform its or their obligations under this Agreement. The agreements in this subsection shall survive repayment of the Notes and all other Credit Obligations hereunder.

         SECTION 10.7 Amendments. No amendment, modification or waiver of any provision of this Agreement or any of the Loan Documents and no consent by the Lenders to any departure therefrom by the Borrower shall be effective unless such amendment, modification or waiver shall be in writing and signed by the Agent and the Borrower, but only upon having received the written consent of the Required Lenders, and the same shall then be effective only for the period and on the conditions and for the specific instances and purposes specified in such writing; provided, however, that, no such amendment, modification or waiver

                  (i) which changes, extends or waives any provision of Section 2.10, Section 2.12(i), Section 9.10, this Section 10.7 or Section 10.15, the amount of or the due date of any scheduled installment or other payment of or the rate of interest or other amounts payable on or with respect to any Credit Obligation, changes the definition of Required Lenders, which increases or extends the Commitment of any Lender or which increases or extends the Termination Date or which waives any condition to the making of any Loan shall be effective unless in writing and signed by each of the Lenders; provided, however, the Required Lenders may in their sole discretion waive any Default or Event of Default (other than any Event of Default under Section 8.1(a) as to which only the Lender which is the payee of a Note may waive the failure to make a payment of principal or interest due on such Note and
         Section 8.1(f) as to which all Lenders must waive such Event of Default);

             (ii) which releases Collateral or any Guarantor (other than in accordance with the terms of the Loan Documents) shall be effective unless with the written consent of each of the Lenders; or

            (iii)  which   affects  the  rights,   privileges,   immunities   or
         indemnities of the Agent, shall be effective unless in writing and signed by the Agent.

Notwithstanding any provision of the other Loan Documents to the contrary, as between the Agent and the Lenders, execution by the Agent shall not be deemed conclusive evidence that the Agent has

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



obtained the written consent of the Required Lenders; however, the Borrower shall be entitled to rely on the signature of the Agent as evidence of consent. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances, except as provided by law or as otherwise expressly provided herein. No delay or omission on any Lender's, the Agent's or the Borrower's part in exercising any right, remedy or option shall operate as a waiver of such or any other right, remedy or option or of any Default or Event of Default.

         SECTION 10.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such fully-executed counterpart.

         SECTION 10.9 Waivers by Borrower. In any litigation in any court with respect to, in connection with, or arising out of this Agreement, the Loans, any of the Notes, any of the other Loan Documents, the Collateral, the Credit Obligations, or any instrument or document delivered pursuant to this Agreement, or the validity, protection, interpretation, collection or enforcement thereof, or any other claim or dispute howsoever arising between the Borrower and the Lenders or the Agent, the Borrower and each Lender and the Agent hereby waive, to the extent permitted by law, trial by jury in connection with any such litigation.

         The Borrower, the Agent and the Lenders believe that, inasmuch as this Agreement and the transactions contemplated hereby have been entered into and consummated outside the State of Alabama, such transactions constitute transactions in interstate commerce, so that neither the Agent nor any of the Lenders is required, solely by entering into this Agreement and consummating the transactions contemplated hereby, to qualify to do business as a foreign corporation within the State of Alabama. Notwithstanding the foregoing, however, the Borrower hereby irrevocably waives all rights that it may have to raise, in any action brought by any of the Lenders or the Agent to enforce the rights of the Lenders and the Agent hereunder or under any of the other Loan Documents, or the obligations of the Borrower hereunder or thereunder, any defense which is based upon the failure of any of the Lenders or the Agent to qualify to do business as a foreign corporation in the State of Alabama, including, but not limited to, any defenses based upon ss. 232 of the Alabama Constitution of 1901, ss. 10-2A-247 of the Code of Alabama (1975) or ss. 40-14-4 of the Code of Alabama (1975), or any successor provision to any thereof. The foregoing waiver is made knowingly and voluntarily and is a material inducement for the Agent and the Lenders to enter into the transactions contemplated by this Agreement or any of the other Loan Documents.

         SECTION 10.10 Termination. The termination of this Agreement shall not affect any rights of the Borrower, the Lenders or the Agent or any obligation of the Borrower, the Lenders or the Agent, arising prior to the effective date of such termination, and the provisions hereof shall continue to be fully operative until all

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



transactions entered into or rights created or obligations incurred prior to such termination have been fully disposed of, concluded or liquidated and the Credit Obligations arising prior to or after such termination have been irrevocably paid in full. The security interests, liens and rights granted to the Agent for the benefit of the Lenders hereunder and under the other Loan
Documents shall continue in full force and effect, notwithstanding the termination of this Agreement, until all of the Credit Obligations have been paid in full after the termination hereof or the Borrower has furnished the Lenders and the Agent with an indemnification satisfactory to the Agent and each Lender with respect thereto. All representations, warranties, covenants, waivers and agreements contained herein shall survive termination hereof until payment in full of the Credit Obligations unless otherwise provided herein. Notwithstanding the foregoing, if after receipt of any payment of all or any part of the Obligations, any Lender is for any reason compelled to surrender such payment to any Person because such payment is determined to be void or voidable as a preference, impermissible setoff, a diversion of trust funds or for any other reason, this Agreement shall continue in full force and the Borrower shall be liable to, and shall indemnify and hold such Lender harmless for, the amount of such payment surrendered until such Lender shall have been finally and irrevocably paid in full. The provisions of the foregoing sentence shall be and remain effective notwithstanding any contrary action which may have been taken by the Lenders in reliance upon such payment, and any such contrary action so taken shall be without prejudice to the Lenders' rights under this Agreement and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

         SECTION 10.11 Governing Law. All documents executed pursuant to the transactions contemplated herein, including, without limitation, this Agreement and each of the Loan Documents shall be deemed to be contracts made under, and for all purposes shall be construed in accordance with, the internal laws and judicial decisions of the State of North Carolina; provided that this Section
10.11 shall not affect the applicability of, and interpretation or construction of appropriate terms and provisions under the Uniform Commercial Code of any jurisdiction which govern the security interests in any of the Collateral. The Borrower hereby submits to the jurisdiction and venue of the state and federal courts of North Carolina for the purposes of resolving disputes hereunder or arising out of the transaction contemplated hereby or for the purposes of collection.

         SECTION 10.12 Indemnification. In consideration of the execution and delivery of this Agreement by the Agent and each Lender and the extension of the Commitments, and so long as the Agent and Lenders have fulfilled their obligations hereunder, the Borrower hereby indemnifies, exonerates and holds the Agent and each Lender and each of their respective officers, directors, employees and agents (collectively, the "Indemnified Parties") free and harmless from and against any and all actions, causes of action, claims, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which

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



indemnification hereunder is sought), including reasonable attorneys' fees and disbursements (collectively, the "Indemnified Liabilities"), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to any of the following:

                  (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Loan or supported by any Letter of Credit;

                  (b) the entering into and performance of this Agreement and any other Loan Document by any of the Indemnified Parties;

                  (c) provided Lenders have no ownership interest in real property of Borrower, any investigation, litigation or proceeding related to any environmental cleanup, audit, compliance or other matter relating to the protection of the environment or the release by the Borrower or any of its Participating Subsidiaries or Participating Partnerships of any hazardous waste material; or

                  (d) provided Lenders have no ownership interest in real property of Borrower, the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or releases from, any real property owned or operated by the Borrower or any Subsidiary or Controlled Partnership thereof of any hazardous waste material (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any environmental laws), regardless of whether caused by, or within the control of, the Borrower or such Participating Subsidiary or Participating Partnerships, except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's negligence or willful misconduct, and if and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

         SECTION 10.13 Agreement Controls. In the event that any term of any of the Loan Documents other than this Agreement conflicts with any term of this Agreement, the terms and provisions of this Agreement shall control.

         SECTION 10.14 Integration. This Agreement and the Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

         SECTION 10.15 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the Borrower may not assign or transfer its rights or

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



obligations hereunder without the prior written consent of the Agent and all Lenders. The Agent and the Lenders may assign or transfer their interest hereunder but only as provided herein.

         SECTION 10.16 Severability. If any provision of this agreement or the other Loan Documents shall be determined to be illegal or invalid as to one or more of the parties hereto, then such provision shall remain in effect with respect to all parties, if any, as to whom such provision is neither illegal nor invalid, and in any event all other provisions hereof shall remain effective and binding on the parties hereto.

         SECTION 10.17 Usury Savings Clause. Notwithstanding any other provision herein, the aggregate interest rate charged under any of the Notes, including all charges or fees in connection therewith deemed in the nature of interest under North Carolina law, shall not exceed the Highest Lawful Rate (as such term is defined below). If the rate of interest (determined without regard to the preceeding sentence) under this Agreement at any time exceeds the Highest Lawful Rate (as defined below), the outstanding amount of the Loans made hereunder shall bear interest at the Highest Lawful Rate until the total amount of interest due hereunder equals the amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect. In addition, if when the Loans made hereunder are repaid in full the total interest due hereunder (taking into account the increase provided for above) is less than the total amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect, then to the extent permitted by law, the Borrower shall pay to the Agent an amount equal to the difference between the amount of the interest paid and the amount of interest which would have been paid if the Highest Lawful Rate had at all times been in effect. Notwithstanding the foregoing, it is the intention of the Lenders and the Borrower to conform strictly to any applicable usury laws. Accordingly, if any Lender contracts for, charges, or receives any consideration which constitutes interest in excess of the Highest Lawful Rate, then any such excess shall be cancelled automatically and, if previously paid, shall at such Lender's option be applied to the outstanding amount of the Loans made hereunder or be refunded to the Borrower. As used in this paragraph, the term "Highest Lawful Rate" means the maximum lawful interest rate, if any, that at any time or from time to time may be contracted for, charged, or received under the laws applicable to such Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.

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



         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

                                            HEALTHSOUTH CORPORATION
WITNESS:

-----------------------
                                            By:_______________________________
_______________________                        Name:  Michael D. Martin
                                               Title: Senior Vice President and
                                                      Treasurer


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



                                     NATIONSBANK N.A. (CAROLINAS),
                                     as Agent for the Lenders



                                     By:________________________________
                                        Name:  Douglas E. Coltharp
                                        Title: Senior Vice President


COMMITMENT:                          NATIONSBANK, N.A. (CAROLINAS)
$80,000,000


                                     By:________________________________
                                         Name:  Douglas E. Coltharp
                                         Title: Senior Vice President

                                           Lending Office:
                                             100 South Tryon Street
                                             Charlotte, North Carolina 28255

                                           Wire Transfer Instructions:
                                             NationsBank, N.A. (Carolinas)
                                             Charlotte, North Carolina
                                             ABA #053000196
                                             Reference: HEALTHSOUTH Corporation
                                             Attention: Agency Services




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


COMMITMENT:                          THE BANK OF NOVA SCOTIA
$70,000,000

                                     By:________________________________
                                     Name:______________________________
                                     Title:_____________________________

                                        Lending Office:
                                        The Bank of Nova Scotia
                                        Atlanta Agency
                                        600 Peachtree Street, N.E.
                                        Suite 2700
                                        Atlanta, Georgia  30308

                                        Wire Transfer Instructions:
                                          The Bank of Nova Scotia
                                          New York Agency, for further
                                            credit to BNS-Atlanta Agency
                                          New York, New York
                                          ABA # 026002532
                                          Account # 0606634
                                          Attention:  Houston-Atlanta Team
                                          Reference:  HEALTHSOUTH


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



COMMITMENT:                           AMSOUTH BANK, N.A.
$20,000,000

                                      By:________________________________
                                      Name:______________________________
                                      Title:  Senior Vice President

                                        Lending Office:
                                        AmSouth Bank, N.A.
                                        1900 5th Avenue
                                        Birmingham, Alabama

                                        Wire Transfer Instructions:
                                          AmSouth Bank, N.A.
                                          Birmingham, Alabama
                                          ABA #062000019
                                          Reference: Acct # 50214327
                                                     HEALTHSOUTH
                                          Attention: Lisa Mann

COMMITMENT:                             NATIONAL CITY BANK, KENTUCKY
$40,000,000

                                        By:________________________________
                                        Name:______________________________
                                        Title: Senior Vice President

                                           Lending Office:
                                           101 S. Fifth Street, 8th Floor
                                           Louisville, Kentucky  40202

                                           Wire Transfer Instructions:
                                             National City Bank, Kentucky
                                             Louisville, Kentucky
                                             ABA # 0830-0005-6
                                             Reference:  HEALTHSOUTH
                                             Attention:  Sandy Walker

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

COMMITMENT:                            FIRST UNION NATIONAL BANK OF
$70,000,000                            NORTH CAROLINA


                                       By:________________________________
                                       Name:______________________________
                                       Title: Vice President

                                          Lending Office:
                                          One First Union Plaza
                                          Charlotte, North Carolina 28288-0735

                                          Wire Transfer Instructions:
                                            First National Union Bank of
                                            North Carolina
                                            Charlotte, North Carolina
                                            ABA # 053000219
                                            Acct # 465906 0001802
                                            Reference:  HEALTHSOUTH
                                            Attention:  Sue Patterson

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



COMMITMENT:                           WACHOVIA BANK OF GEORGIA, N.A.
$70,000,000

                                      By:________________________________
                                      Name:______________________________
                                      Title:  Vice President

                                         Lending Office:
                                         Wachovia Bank of Georgia
                                         191 Peachtree Street, N.E.
                                         Atlanta, Georgia  30303

                                         Wire Transfer Instructions:
                                           Wachovia Bank of Georgia
                                           Atlanta, Georgia
                                           ABA #061000010
                                           Acct # 18-800-621
                                           Attention: Becky Creel

COMMITMENT:                       PNC BANK, KENTUCKY, INC.
$40,000,000

                                  By:________________________________
                                  Name:______________________________
                                  Title:_____________________________

                                    Lending Office:
                                    PNC Bank, Kentucky, Inc.
                                    500 West Jefferson Street
                                    Louisville, Kentucky  40202

                                    Wire Transfer Instructions:
                                      PNC Bank, Kentucky, Inc.
                                      Louisville, Kentucky
                                      ABA #083-000-108
                                      Account #3000990597
                                      Reference: HEALTHSOUTH
                                      Attention: Margie Pate


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



COMMITMENT:                      THE DAIWA BANK, LIMITED
$20,000,000

                                 By:________________________________
                                 Name:______________________________
                                 Title:_____________________________


                                 By:________________________________
                                 Name:______________________________
                                 Title:_____________________________
                                   Lending Office:
                                   Daiwa Bank, Chicago Branch
                                   Chicago, Illinois

                                   Wire Transfer Instructions:
                                     The Daiwa Bank, Limited
                                     Chicago Branch
                                     Chicago, Illinois
                                     ABA #071006075
                                     Reference: HealthSouth
                                     Attention: Maria Martinez

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



COMMITMENT:                  THE BANK OF TOKYO, LTD.,
$40,000,000                  Atlanta Agency


                             By:________________________________
                             Name:  Rodney J. Carson
                             Title: Vice President & Manager

                               Lending Office:
                               The Bank of Tokyo, Ltd.
                               New York, New York

                               Wire Transfer Instructions:
                                 The Bank of Tokyo, Ltd.
                                 New York, New York
                                 ABA   #0260-0963-2
                                 For further credit:
                                   AC 30001680
                                   The Bank of Tokyo, Ltd.
                                   Atlanta Agency
                                   Attention:  Glynnis Slaten


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



COMMITMENT:                          MELLON BANK, N.A.
$40,000,000

                                     By:________________________________
                                     Name:______________________________
                                     Title:_____________________________

                                        Lending Office:
                                        Mellon Bank, N.A.
                                        Two Mellon Bank Center
                                        Pittsburgh, Pennsylvania 15259

                                        Wire Transfer Instructions:
                                          Mellon Bank, N.A.
                                          Pittsburgh, Pennsylvania 15259
                                          ABA # 043000261
                                          Acct # 990873800
                                          Reference:  HEALTHSOUTH
                                          Attention:  Loan Administrator
                                                      Terpsie Katsafanas


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



COMMITMENT:                        HIBERNIA NATIONAL BANK
$20,000,000

                                   By:________________________________
                                   Title:_____________________________

                                     Lending Office:
                                     313 Carondelet Street
                                     New Orleans, Louisiana  70130

                                     Wire Transfer Instructions:
                                       Hibernia National Bank
                                       P. O. Box 61540
                                       New Orleans, Louisiana  70161
                                       ABA # 065000090
                                       Acct # 0520-36615
                                              National Accounts
                                       Reference: HEALTHSOUTH
                                       Attention: Hal Hopson


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



COMMITMENT:                          THE BANK OF CALIFORNIA, N.A.
$20,000,000

                                     By:________________________________
                                     Name:______________________________
                                     Title:_____________________________

                                       Lending Office:
                                       Los Angeles, California  90071

                                       Wire Transfer Instructions:
                                          The Bank of California, N.A.
                                          San Francisco, California
                                          ABA # 121000015
                                          Acct # 001-060-235
                                          Reference: HEALTHSOUTH
                                          Attention: Hisako Sakamoto


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



COMMITMENT:                          COOPERATIVE CENTRALE RAIFFEISEN-
$40,000,000                          BOERENLEENBANK, B.A.
                                     "RaboBank Nederland, New York Branch"


                                     By:________________________________
                                     Name:______________________________
                                     Title:_____________________________

                                       Lending Office:
                                       New York, New York  10167

                                       Wire Transfer Instructions:
                                          Bank of New York
                                          New York, New York
                                          ABA # 021000018
                                          For the Account of RaboBank
                                          Acct # 8026002533
                                          Reference: HEALTHSOUTH
                                          Attention: Corporate Services

COMMITMENT:                           SHAWMUT BANK CONNECTICUT, N.A.
$20,000,000

                                      By:________________________________
                                      Name:______________________________
                                      Title:_____________________________

                                        Lending Office:
                                        Shawmut Bank Connecticut, N.A.
                                        Hartford, Connecticut

                                        Wire Transfer Instructions:
                                          Shawmut Bank Connecticut, N.A.
                                          Hartford, Connecticut
                                          ABA # 011900445
                                          Acct # 00-6612-7761
                                          Reference: HEALTHSOUTH
                                          Attention: Sandy Sousa


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



COMMITMENT:                         TORONTO DOMINION (TEXAS), INC.
$70,000,000
                                    By:______________________________
                                    Name:____________________________
                                    Title:___________________________

                                       Lending Office:
                                       The Toronto-Dominion Bank
                                       909 Fannin Street, 17th Floor
                                       Houston, Texas  77010

                                     Wire Transfer Instructions:
                                       The Toronto-Dominion Bank
                                       ABA # 0260003243
                                       Favor: TD Houston
                                              Acct # 2159251
                                       Reference: HEALTHSOUTH
                                       Attention: Lisa Allison


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



COMMITMENT:                         WELLS FARGO BANK, N.A.
$40,000,000
                                    By:______________________________
                                    Name:____________________________
                                    Title:___________________________

                                      Lending Office:
                                      420 Montgomery Street, 9th Floor
                                      San Francisco, California  94163

                                    Wire Transfer Instructions:
                                      Wells Fargo Bank, N.A.
                                      San Francisco, California

                                      ABA # 121000248
                                      BNF = Corporate Loan Operations
                                      OBI = HEALTHSOUTH Corporation

COMMITMENT:                         FIRST AMERICAN NATIONAL BANK
$20,000,000
                                    By:_____________________________
                                    Name:___________________________
                                    Title:__________________________

                                       Lending Office:
                                       300 Union Street, 2nd Floor
                                       Nashville, Tennessee  37237-0203

                                    Wire Transfer Instructions:
                                       First American National Bank
                                       300 Union Street, 2nd Floor
                                       Nashville, Tennessee  37237-0203

                                    ABA # 064-000-017
                                    Wire Transfer Clearing Account
                                       # 090-125-6
                                    Attention: Frenisa D. Joy
                                               Commercial Loan Operations

COMMITMENT:                          FLEET BANK OF MASSACHUSETTS, N.A.
$20,000,000
                                     By:_____________________________
                                     Name:___________________________
                                     Title:__________________________

                                        Lending Office:
                                        75 State Street
                                        Boston, Massachusetts  02109

                                      Wire Transfer Instructions:
                                        Fleet Bank of Massachusetts, N.A.

                                      ABA # 011-000-138
                                      Account # 1510351
                                      For credit to: Commercial Loan Services
                                                     Attention: Agent Bank
                                                                Department

COMMITMENT:                           ABN AMRO BANK N.V.
$20,000,000
                                      By:_____________________________
                                      Name:___________________________
                                      Title:__________________________

                                         Lending Office:
                                         One Ravinia Drive, Suite 1200
                                         Atlanta, Georgia  30346

                                      Wire Transfer Instructions:
                                         Federal Reserve Bank, NY, NY
                                         Favor of: ABN*AMRO New York

                                      ABA # 0260-09580
                                      Further credit to: ABN*AMRO Atlanta
                                      Account # 651-0-010197-41

COMMITMENT:                           DEUTSCHE BANK AG, New York Branch
$20,000,000                           and/or Cayman Islands Branch

                                      By:_____________________________
                                      Name:___________________________
                                      Title:__________________________


                                      By:_____________________________
                                      Name:___________________________
                                      Title:__________________________

                                         Lending Office:
                                         31 West 52nd Street
                                         New York, New York  10019

                                      Wire Transfer Instructions:
                                         Deutsche Bank AG
                                         New York, New York  10019
                                         ABA # 026003780
                                         Favor: Deutsche Bank AG,
                                                New York Branch
                                         Attention: Noble Samuel - CF-OPS

COMMITMENT:                           LTCB TRUST COMPANY
$40,000,000
                                      By:_____________________________
                                      Name:___________________________
                                      Title:__________________________

                                         Lending Office:
                                         165 Broadway
                                         New York, New York  10006

                                      Wire Transfer Instructions:
                                         Funds transferred to:
                                           Bankers Trust Company

                                         ABA # 021001033
                                         Name of Account: LTCB Trust Company
                                         Account # 04-203-606

COMMITMENT:                          THE BOATMENS NATIONAL BANK OF
$20,000,000                          ST. LOUIS

                                     By:_____________________________
                                     Name:___________________________
                                     Title:__________________________

                                       Lending Office:
                                       P. O. Box 236
                                       St. Louis, Missouri  63166

                                     Wire Transfer Instructions:
                                       The Boatman's National Bank of
                                         St. Louis
                                       St. Louis, Missouri  63166
                                       ABA # 081000032
                                       Account # 101409997409
                                       Attention: Commercial Loan Service

COMMITMENT:                          THE SANWA BANK LIMITED, ATLANTA
$20,000,000                          AGENCY

                                     By:_____________________________
                                     Name:___________________________
                                     Title:__________________________

                                       Lending Office:
                                       133 Peachtree Street, N.E.
                                       Suite 4750
                                       Atlanta, Georgia 30303

                                     Wire Transfer Instructions:
                                       The Sanwa Bank Limited
                                       New York, New York

                                       ABA # 026009823
                                       Account # 999669
                                       For the Account of Atlanta
                                       Reference:  HEALTHSOUTH

COMMITMENT:                           CREDITANSTALT CORPORATE FINANCE, INC.
$20,000,000

                                      By:_____________________________
                                      Name:___________________________
                                      Title:__________________________


                                      By:_____________________________
                                      Name:___________________________
                                      Title:__________________________

                                        Lending Office:
                                        245 Park Avenue
                                        New York, New York 10167

                                      Wire Transfer Instructions:
                                        Chemical Bank
                                        New York, New York
                                        Account:  Critanstalt New York
                                        ABA # 021000128
                                        Account # 544-7-73095
                                        Attention: HEALTHSOUTH Corporation

COMMITMENT:                           DRESDNER BANK AG, NEW YORK BRANCH
$20,000,000                           AND GRAND CAYMAN BRANCH

                                      By:_____________________________
                                      Name:___________________________
                                      Title:__________________________

                                        Lending Office:
                                        75 Wall Street
                                        New York, New York  10005

                                      Wire Transfer Instructions:
                                        Chase Manhattan Bank
                                        (Favor of Dresdner Bank AG)
                                        ABA # 021000021
                                        Account # 920-1-059079
                                        Reference:  HEALTHSOUTH

COMMITMENT:                           FUJI BANK
$20,000,000

                                      By:_____________________________
                                      Name:___________________________
                                      Title:__________________________

                                        Lending Office:
                                        ________________________
                                        ________________________

                                      Wire Transfer Instructions:
                                        ________________________
                                        ________________________
                                        ________________________
                                        ABA # _________________
                                        Account # ________________
                                        Attention: ___________________

COMMITMENT:                          NIPPON CREDIT BANK
$20,000,000
                                     By:_____________________________
                                     Name: Bernardo E. Correa-Henschke
                                     Title:__________________________

                                        Lending Office:
                                        550 S. Hope Street, Suite 2500
                                        Los Angeles, California  90071

                                     Wire Transfer Instructions:
                                        Bank of America, San Francisco
                                        1850 Gateway Boulevard, 8th Floor
                                        Concord, California  94520

                                     ABA # 1210-0035-8
                                     Account # 62908-31126
                                     Account Name: The Nippon Credit Bank,
                                                   Ltd., Los Angeles

                                     Attention:  Loan Administration

COMMITMENT:                          THE INDUSTRIAL BANK OF JAPAN, LIMITED
$40,000,000

                                     By:_____________________________
                                     Name:___________________________
                                     Title:__________________________

                                       Lending Office:
                                       New York Branch
                                       245 Park Avenue
                                       New York, New York  10169

                                     Wire Transfer Instructions:
                                       Fed Wire Industrial Bank of
                                         Japan Limited New York Branch
                                       ABA # 026008345
                                       Reference: HEALTHSOUTH Corporation
                                       Attention: Credit Administration

COMMITMENT:                          THE SUMITOMO BANK, LIMITED
$20,000,000

                                     By:_____________________________
                                     Name:___________________________
                                     Title:__________________________

                                        Lending Office:
                                        ________________________
                                        ________________________

                                     Wire Transfer Instructions:
                                        ________________________
                                        ________________________
                                        ________________________
                                        ABA # _________________
                                        Account # ________________
                                        Attention: ___________________


                                                         EXHIBIT A

                                                                                                            Applicable
            Lender                                                                                    Commitment Percentage
            ------                                                                                    ---------------------

NationsBank, N.A. (Carolinas)                                                                                     8%

The Bank of Nova Scotia                                                                                           7

First Union National Bank                                                                                         7
   of North Carolina

Mellon Bank, N.A.                                                                                                 4

National City Bank, Kentucky                                                                                      4

PNC Bank, Kentucky, Inc.                                                                                          4

Wachovia Bank of Georgia, N.A.                                                                                    7

Toronto Dominion (Texas), Inc.                                                                                    7

AmSouth Bank of Alabama                                                                                           2

The Bank of California, N.A.                                                                                      2

The Bank of Tokyo, Ltd., Atlanta Agency                                                                           4

The Daiwa Bank, Limited                                                                                           2

Hibernia National Bank                                                                                            2

Cooperative Centrale Raiffeisen-                                                                                  4
  Boerenleenbank, B.A.
  "RaboBank Nederland, New York Branch"

Shawmut Bank Connecticut, N.A.                                                                                    2

Wells Fargo Bank, N.A.                                                                                            4

First American National Bank                                                                                      2

Fleet Bank of Massachusetts, N.A.                                                                                 2

ABN AMRO Bank N.V.                                                                                                2

Deutsche Bank AG, New York Branch and/or

  Cayman Islands Branch                                                                                           2

LTCB Trust Company                                                                                                4

The Boatmens National Bank of St. Louis                                                                           2

                                                            112





                                                                                                            Applicable
Lender                                                                                                Commitment Percentage
------                                                                                                ----------------------

The Sanwa Bank Limited, Atlanta Agency                                                                            2%

Creditanstalt Corporate Finance, Inc.                                                                             2

Fuji Bank                                                                                                         2

Nippon Credit Bank, Ltd.,                                                                                         2
  Los Angeles Agency

Dresdner Bank AG, New York Branch
  and Grand Cayman Branch                                                                                         2

The Sumitomo Bank, Limited                                                                                        2

The Industrial Bank of Japan, Limited                                                                             4
                                                                                                                ---

                                                                                                                100%

                                    EXHIBIT B

                        FORM OF ASSIGNMENT AND ACCEPTANCE

                        DATED _________________, 19______

         Reference is made to the Amended and Restated Credit Agreement dated as of April 11, 1995 (the "Agreement") among HEALTHSOUTH CORPORATION, a Delaware corporation ("Borrower"), the Lenders (as defined in the Agreement) and NATIONSBANK, N.A. (CAROLINAS) as Agent for the Lenders ("Agent"). Unless otherwise defined herein, terms defined in the Agreement are used herein with the same meanings.

         ___________________________________________________________________(the
"Assignor") and ________________________ (the "Assignee") agree as follows:

         1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, WITHOUT RECOURSE, a _______%1 interest in and to all of the Assignor's rights and obligations under the Agreement as of the Effective Date (as defined below), including, without limitation, such percentage interest in the Loan owing to, and Participations held by, the Assignor on the Effective Date, and the Notes held by the Assignor.

         2. The Assignor (i) represents and warrants that, as of the date hereof, the aggregate outstanding principal amount of the Loans owing to it (without giving effect to assignments thereof which have not yet become effective) is $________ and the aggregate principal amount of Letters of Credit in which it is deemed to have a Participation under the Agreement is $________;
(ii) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (iii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Agreement or any of the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement or any of the Loan Documents or any other instrument or document furnished pursuant thereto; (iv) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or the performance or observance by Borrower of any of its obligations under the Agreement or any of the Loan Documents or any other instrument or document furnished pursuant thereto and (v) attaches the Notes referred to in paragraph 1 above and requests that the Agent exchange such Note for new Note(s) as follows: A Syndicated Note, dated _____________, 19__ in the principal amount of $________________, and Competitive Bid Note, dated __________, 19__ --------
1 Specify percentage in no more than 8 decimal points.

in the principal amount of $__________ payable to the order of the Assignor, and a Syndicated Note, dated ____________________________ 19__, in the principal amount of $_________________ and Competitive Bid Note, dated __________, 19__ in the principal amount of $__________ payable to the order of the Assignee.

         3. The Assignee (i) confirms that it has received a copy of the Agreement, together with copies of the financial statements referred to in
Section 7.3 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor, or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement; (iii) appoints and authorizes the Agent to take such actions on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Agreement are required to be performed by the Lender; and (v) specifies as its address for notices the office set forth beneath its name on the signature pages hereof.

         4. The effective date for this Assignment and Acceptance shall be _____________________________ (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance and recording by the Agent.

         5. Upon such acceptance and recording, as of the Effective Date, (i) the Assignee shall be a party to the Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the Loan Documents and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Agreement.

         6. Upon such acceptance and recording, from and after the Effective Date, the Agent shall make all payments under the Agreement and Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest, unused fees and letter of credit fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Agreement and the Notes for periods prior to the Effective Date directly between themselves.

         7. This Assignment and Acceptance shall be governed by and construed in accordance with, the laws of the State of North Carolina.

                                 [NAME OF ASSIGNOR]

                                 By:____________________________________________
                                     Name:
                                     Title:

                                 Notice Address:________________________________
                                                ________________________________
                                                ________________________________

                                 After the Effective Date
                                 Outstanding Revolving Loans:$__________________


                                 [NAME OF ASSIGNEE]

                                 By:____________________________________________
                                     Name:
                                     Title:


                                 Notice Address:________________________________
                                                ________________________________
                                                ________________________________

                                 After the Effective Date
                                 Outstanding Revolving Loans:$__________________



                          Accepted this __________ day of ___________, 19_______

                          NATIONSBANK, N.A. (CAROLINAS)


                          By:___________________________________________________
                              Name:
                              Title:

Consented to:

HEALTHSOUTH CORPORATION

By:____________________________
   Name:
   Title:

                                   EXHIBIT C-1

                         PARTNERSHIP GUARANTY AGREEMENT
                         ------------------------------


         THIS PARTNERSHIP GUARANTY AGREEMENT (this "Agreement") is entered into by and between NATIONSBANK, N.A. (CAROLINAS) , a national banking association, as Agent (the "Agent"), and the other undersigned entity (the "Guarantor") as of April 11, 1995.

                                    Recitals
                                    --------

         A. HEALTHSOUTH Corporation (formerly named HEALTHSOUTH Rehabilitation Corporation), a Delaware corporation (the "Borrower"), the Agent and the other lenders party thereto (the "Original Lenders") entered into a Credit Agreement dated as of November 20, 1992 (such credit agreement as amended by Amendment No. 1 dated August 13, 1993 and Amendment No. 2 dated December 30, 1993, being referred to as the "Original Agreement") pursuant to which the Original Lenders agreed to make loans and cause to be issued letters of credit all in an aggregate outstanding amount not to exceed $390,000,000.

         B. At the request of the Borrower, by Amended and Restated Credit Agreement dated June 7, 1994 (the "First Restated Agreement") the Borrower, the Agent and certain of the Original Lenders together with additional lenders (collectively the "Existing Lenders") amended and restated the Original Agreement, thereby increasing the amount of the credit facility to $550,000,000 and changing certain provisions of the Original Agreement and resulting in the addition of certain Participating Subsidiaries.

         C. The Borrower has requested that the First Restated Agreement be amended and restated in its entirety in order to increase the amount of the credit facility, to change certain of the provisions contained therein and to increase the number of lenders participating therein, and the Agent and the respective lenders are willing to make such changes by amending and restating the First Restated Agreement as set forth in the Second Amended and Restated Credit Agreement of even date herewith, among the Borrower, the Agent and the lenders party thereto (the "Lenders") (such Second Amended and Restated Credit Agreement, as amended, modified or supplemented from time to time, being referred to as the "Credit Agreement"). Capitalized terms used in this Agreement, unless otherwise defined herein, have the meanings assigned to them in the Credit Agreement.

         D. The Borrower is either directly or through one of its Subsidiaries the General Partner of the Guarantor, and proceeds of Loans made under the Credit Agreement have been advanced to and used by the Guarantor.

         E. The Guarantor will materially benefit from the Loans to be made to the Borrower and Participating Subsidiaries and Participating Partnerships pursuant to the Credit Agreement.

         F. The Guarantor desires, pursuant to Section 2.5 of the Credit Agreement, to guarantee, jointly and severally, with the other Participating Subsidiaries and Participating Partnerships, the Credit Agreement, the Notes and the other Credit Obligations and to take all other action necessary to become a Participating Partnership, as defined in the Credit Agreement.

                                    Agreement
                                    ---------

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements herein set forth, and to induce the Lenders to continue the credit extended under the First Restated Agreement and to extend additional credit under the Credit Agreement, and in further consideration of the substantial material benefit to accrue to the Guarantor from credit extended and to be extended by the Lenders under the Credit Agreement, the parties hereto agree as follows:

         1. The Guarantor does hereby, absolutely and unconditionally, jointly and severally, for the benefit of the Agent and each of the Lenders, guarantee and become surety for the full and timely payment when due (whether by acceleration or otherwise) (including amounts which, but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code (or any successor statute) would become due) for each of the Credit Obligations, whether direct or indirect, joint or several, absolute or contingent, liquidated or unliquidated, now or hereafter existing, extended, renewed, replaced, refinanced or restructured, whether or not from time to time decreased or extinguished and later increased, created or incurred; provided, however, that the Guarantor's liability with respect to the Credit Obligations shall be limited to an amount equal to its Partnership Liabilities.

         2. This is a guaranty of payment and not merely of collection. In the event of any default by the Borrower or any other obligor in payment or otherwise on any of the Credit Obligations, the Guarantor will pay all or any portion of the Credit Obligations due or thereafter becoming due, whether by acceleration or otherwise, without offset of any kind whatsoever, without the Agent or any Lender first being required to make demand upon the Borrower or any other obligor or pursue any of its rights against the Borrower or any other obligor, or against any other person, including other Participating Subsidiaries, Participating Partnerships and guarantors; and without being required to liquidate or realize on any collateral security. In any right of action accruing to the Agent or any Lender, the Agent or such Lender (as the case may be) may elect to proceed against (a) the Guarantor together with the Borrower or any other obligor, Participating Subsidiary, Participating Partnership or guarantor;

(b) the Guarantor and the Borrower or any other obligor, Participating Subsidiary, Participating Partnership or guarantor individually; or (c) the Guarantor only without having first commenced any action against the Borrower or any other obligor, Participating Subsidiary, Participating Partnership or guarantor.

         3. The  Guarantor  hereby  unconditionally  waives with respect to this
Agreement: (a) notice of acceptance of this Agreement by the Agent or any Lender and any notice of the incurring by the Borrower or any other obligor, Participating Subsidiary, Participating Partnership or guarantor of any Credit Obligation; (b) presentment for payment, notice of nonpayment, demand, protest, notice of protest and notice of dishonor or default to any party including the Borrower, the Guarantor or any other obligor, Participating Subsidiary, Participating Partnership or guarantor; (c) all other notices to which the Borrower, the Guarantor or any other obligor, Participating Subsidiary, Participating Partnership or guarantor may be entitled but which may legally be waived; (d) demand for payments as a condition of liability under this Agreement; (e) any disability of the Borrower or any other obligor or any defense available to the Borrower or any other obligor, including absence or cessation of the Borrower's or any other obligor's liability for any reason whatsoever; (f) any defense or circumstances which might otherwise constitute a legal or equitable discharge of a guarantor or surety; and (g) all rights under any state or federal statute dealing with or affecting the rights of creditors.

         4. The Guarantor acknowledges that it has had full and complete access to the underlying papers relating to the Credit Obligations and all other papers executed by any person in connection with the Credit Obligations, has reviewed them and is fully aware of the meaning and effect of their contents. The Guarantor is fully informed of all circumstances that bear upon the risks of executing this Agreement and which a diligent inquiry would reveal. The Guarantor has adequate means to obtain from the Borrower on a continuing basis information concerning the Borrower's financial condition and is not depending on the Agent or Lenders to provide such information, now or in the future. The Guarantor agrees that neither the Agent nor the Lenders shall have any obligation to advise or notify the Guarantor or to provide the Guarantor with any data or information. The execution and delivery of this Agreement is not a condition precedent (and the Agent and the Lenders have not in any way implied that the execution of this Agreement is a condition precedent) to the Lenders' making, extending or modifying any loan or any other financial accommodation to or for the Guarantor otherwise than under the Credit Agreement.

         5. The Guarantor hereby specifically acknowledges and agrees, without limiting the generality of the other provisions of this Agreement, to be bound by the terms and conditions specified in Section 2.5(b) of the Credit Agreement.

         6.  The  Guarantor  hereby  agrees  that  its  guaranty  of the  Credit
Obligations is joint and several, continuing, absolute and unconditional (subject to the proviso of Section 1 above). Without limiting the generality of the foregoing, the Guarantor's obligations and liability hereunder and its guaranty of the Notes and any other Loan Document shall not be released, discharged, impaired, modified or in any way affected by (a) the invalidity or unenforceability of any Loan Document, (b) the failure of the Agent or the Lenders to give the Guarantor a copy of any notice given to the Borrower or any other obligor, Participating Subsidiary, Participating Partnership or guarantor,
(c) any modification, amendment or supplement of any obligation, covenant or agreement contained in any Loan Document, (d) any compromise, settlement, release or termination of any obligation, covenant or agreement in any Loan Document, (e) any waiver of payment, performance or observance by or in favor of the Borrower or any other obligor, Participating Subsidiary, Participating Partnership or guarantor of any obligation, covenant or agreement under any Loan Document, (f) any consent, extension, indulgence or other action or inaction, or any exercise or non-exercise of any right, remedy or privilege with respect to any Loan Document, (g) the extension of time for payment or performance of any Credit Obligations, (h) the release or discharge of the Lenders' claims against any collateral now or at any time hereafter securing any of the Credit Obligations, the Borrower or any other Participating Subsidiary or Participating Partnership by operation of law or otherwise or (i) any other matter that might otherwise be raised in avoidance of, or in defense against an action to enforce, the obligations of the Guarantor under this Agreement or its guaranty of any Credit Obligations.

         7. The Guarantor hereby repeats and reaffirms each of the representations and warranties contained in Article V of the Credit Agreement, to the extent they are applicable to a Participating Partnership; and the Guarantor hereby represents and warrants to the Agent and the Lenders that all such representations and warranties are true with respect to the Guarantor.

         8. The Guarantor covenants and agrees with the Agent and each Lender as follows:

                  (a) The Guarantor will comply with all of the obligations, requirements and restrictions in the covenants contained in Article VII of the Credit Agreement, to the extent they are applicable to a Participating Partnership.

                  (b) The Guarantor hereby irrevocably waives with respect to this Agreement any legal or equitable right to recover from the Borrower or any other obligor, Participating Subsidiary or Participating Partnership or guarantor, including without limitation, any right of subrogation, indemnity, reimbursement or contribution or any other right of the Guarantor as a creditor of the Borrower or any other obligor, Participating Subsidiary, Participating Partnership or guarantor.

                  (c) The Guarantor further waives any rights that might otherwise be available to Guarantor pursuant to ss. 26-4 through ss. 26-7 of the North Carolina General Statutes.

          9. The Guarantor irrevocably (a) acknowledges that this Agreement will be accepted by the Agent and Lenders and performed by the Guarantor in the State of North Carolina (which is the state in which the Agent's main office is located); (b) submits to the jurisdiction of each state or federal court sitting in North Carolina (collectively, the "Courts") over any suit, action or proceeding arising out of or relating to this Agreement (individually, an "Agreement Action"); (c) waives, to the fullest extent permitted by law, any obligation or defense that the Guarantor may now or hereafter have based on improper venue, lack of personal jurisdiction, inconvenience of forum or any similar matter in any Agreement Action brought in any of the Courts; (d) agrees that final judgment in any Agreement Action brought in any of the Courts shall be conclusive and binding upon the Guarantor and may be enforced in any other court to the jurisdiction of which the Guarantor is subject, by a suit upon such judgment; (e) designates Michael D. Martin, or any successor Treasurer of HEALTHSOUTH Corporation, whose address is HEALTHSOUTH Corporation, Two Perimeter Park South, Suite 224W, Birmingham, Alabama 35243, as the Guarantor's authorized agent to accept and acknowledge on the Guarantor's behalf service of any and all process that may be served in any Agreement Action in any of the Courts; (f) agrees, if such agent shall cease so to act, irrevocably to designate and appoint without delay another such agent in the State of North Carolina satisfactory to the Agent; (g) consents to the service of process on the Guarantor in any Agreement Action by the mailing of a copy thereof by registered or certified mail, postage prepaid, to (i) the Guarantor at the Guarantor's address designated in or pursuant to Section 10.2 of the Credit Agreement or
(ii) the agent for  service of process  appointed  by the  Guarantor  under this
Section 9; (h) agrees that service in either manner specified in clause (g) next above shall in every respect be effective and binding on the Guarantor to the same extent as though such service of process were served on the Guarantor in person by a person duly authorized to serve such process; and (i) AGREES THAT THE PROVISIONS OF THIS SECTION, EVEN IF FOUND NOT TO BE STRICTLY ENFORCEABLE BY ANY COURT, SHALL CONSTITUTE "FAIR WARNING" TO THE GUARANTOR THAT THE EXECUTION OF THIS AGREEMENT MAY SUBJECT THE GUARANTOR TO THE JURISDICTION OF THE COURTS OF THE STATE OF NORTH CAROLINA WITH RESPECT TO ANY AGREEMENT ACTIONS, AND THAT IT IS FORESEEABLE BY THE GUARANTOR THAT THE GUARANTOR MAY BE SUBJECTED TO THE JURISDICTION OF THE COURTS OF THE STATE OF NORTH CAROLINA AND MAY BE SUED IN THAT STATE IN ANY AGREEMENT ACTIONS. Nothing in this Section 9 shall limit or restrict the Agent's or any Lender's right to serve process or bring Agreement Actions in manners and in courts otherwise as herein provided.

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

          10. The Guarantor agrees that it is, and for all purposes of the Credit Agreement and the Note shall be, a Participating Partnership.

          11. (a) THE GUARANTY PURSUANT TO THIS AGREEMENT IS A CONTINUING GUARANTY AND SHALL CONTINUE IN FULL FORCE AND EFFECT UNTIL SUCH TIME AS ALL OBLIGATIONS SHALL HAVE BEEN PAID IN FULL AND THE AGENT AND EACH LENDER SHALL BE UNDER NO FURTHER OBLIGATION TO LEND OR ADVANCE FUNDS TO THE BORROWER OR ANY OTHER PERSON CONSTITUTING CREDIT OBLIGATIONS OR TO ISSUE LETTERS OF CREDIT.

         (b) If claim is ever made upon the Agent or any Lender for repayment or recovery of any amount or amounts received in payment or on account of any of the Credit Obligations (including without limitation any claim that such payment constitutes or constituted a preference or preferential transfer under bankruptcy or other law or a fraudulent conveyance, or any other claim under bankruptcy or other law) and the Agent or such Lender repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property, or (b) any settlement or compromise of any such claim effected by the Agent or any Lender with any such claimant (including the original obligor), then and in such event the Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon it, notwithstanding any revocation hereof or the cancellation of any Note or other instrument evidencing any Credit Obligation or any security therefor, and the Guarantor shall be and remain liable to the Agent and the Lenders for the amount so repaid or recovered to the same extent as if such amount had never originally been received by the Agent or any Lender. Nothing contained in this Section 11(b) shall be deemed to require any Participating Partnership to pay more than an amount equal to its Partnership Liabilities.

         (c) When taking action under this Agreement, the Agent will have the same level of responsibility and the same protections as set forth in the Credit Agreement for the Agent's actions thereunder.

          12. This Agreement shall bind the Guarantor's successors and assigns and shall inure to the benefit of, and be enforceable by, the Agent and each of the Lenders and their respective successors and assigns. This Agreement may only be waived, modified or amended by a written instrument signed by the Agent and the party against which the enforcement thereof is sought. THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUCTED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA. If any term of this Agreement shall be invalid or unenforceable, the remainder of this Agreement shall remain in force and effect. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one agreement. This Agreement and the other Loan Documents constitute the entire agreement of the parties with respect to the subject matter hereof and supersede any inconsistent agreement with respect to the subject matter hereof and thereof.

          13. TO THE EXTENT PERMITTED BY LAW, THE GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE AGENT, ANY LENDER OR THE GUARANTOR. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE AGENT AND EACH LENDER MAKING THE LOANS AVAILABLE TO THE BORROWER AND PARTICIPATING PARTNERSHIPS AND PARTICIPATING SUBSIDIARIES.

          14. Additional Waiver. The Guarantor and the Agent believe that, inasmuch as this Agreement and the transactions contemplated hereby have been entered into and consummated outside the State of Alabama, such transactions constitute transactions in interstate commerce, so that neither the Agent nor any of the Lenders is required, solely by entering into this Agreement and consummating the transactions contemplated hereby, to qualify to do business as a foreign corporation within the State of Alabama. Notwithstanding the foregoing, however, the Guarantor hereby irrevocably waives all rights that it may have to raise, in any action brought by any of the Lenders or the Agent to enforce the rights of the Lenders and the Agent hereunder, or the obligations of the Guarantor hereunder, any defense which is based upon the failure of any of the Lenders or the Agent to qualify to do business as a foreign corporation in the State of Alabama, including, but not limited to, any defenses based upon ss. 232 of the Alabama Constitution of 1901, ss. 10-2A-247 of the Code of Alabama
(1975) or ss. 40-14-4 of the Code of Alabama (1975), or any successor provision to any thereof. The foregoing waiver is made knowingly and voluntarily and is a material inducement for the Agent and the Lenders to enter into the transactions contemplated by this Agreement.

         IN WITNESS WHEREOF, this Agreement has been executed by the Guarantor on the date first written above.

                                             [NAME OF PARTNERSHIP]
ATTEST:

By:______________________                     By:___________________________
Name:____________________                     Name:_________________________
Title:___________________                     Title:________________________

                                              NATIONSBANK, N.A. (CAROLINAS)

                                              By:______________________
                                              Name:____________________
                                              Title:___________________

                                   EXHIBIT C-2

                          SUBSIDIARY GUARANTY AGREEMENT
                          -----------------------------


         THIS SUBSIDIARY GUARANTY AGREEMENT (this "Agreement") is entered into by and between NATIONSBANK, N.A. (CAROLINAS), a national banking association, as Agent (the "Agent"), and the other undersigned entity (the "Guarantor") as of ______________________ , 1995.

                                    Recitals
                                    --------

         A. HEALTHSOUTH Corporation (formerly named HEALTHSOUTH Rehabilitation Corporation), a Delaware corporation (the "Borrower"), the Agent and the other lenders party thereto (the "Original Lenders) entered into a Credit Agreement dated as of November 20, 1992 (such credit agreement as amended or supplemented by Amendment No. 1 dated August 13, 1993, and Amendment No. 2 dated December 30, 1993, being referred to as the "Original Agreement") pursuant to which the Original Lenders agreed to make loans and cause to be issued letters of credit all in an aggregate outstanding amount not to exceed $390,000,000.

         B. At the request of the Borrower, by Amended and Restated Credit Agreement dated June 7, 1994 (The "First Restated Agreement") the Borrower, the Agent and certain of the Original Lenders together with additional lenders (collectively the "Existing Lenders") amended and restated the Original Agreement, thereby increasing the amount of the credit facility to $550,000,000 and changing certain provisions of the Original Agreement and resulting in the addition of certain Participating Subsidiaries.

         C. The Borrower has requested that the First Restated Agreement be amended and restated in its entirety in order to increase the amount of the credit facility, to change certain of the provisions contained therein and to increase the number of lenders participating therein, and the Agent and the respective lenders are willing to make such changes by amending and restating the First Restated Agreement as set forth in the Second Amended and Restated Credit Agreement of even date herewith, among the Borrower, the Agent and the lenders party thereto (the "Lenders") (such Second Amended and Restated Credit Agreement, as amended, modified or supplemented from time to time, being referred to as the "Credit Agreement"). Capitalized terms used in this Agreement, unless otherwise defined herein, have the meanings assigned to them in the Credit Agreement.

          D. The Guarantor is a Subsidiary of the Borrower, and proceeds of Loans made under the Credit Agreement have been advanced to and used by the Guarantor.


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



          E. The Guarantor will materially benefit from the Loans to be made to the Borrower and Participating Subsidiaries and Participating Partnerships pursuant to the Credit Agreement.

          F. The Guarantor desires, pursuant to Section [2.5] of the Credit Agreement, to guarantee, jointly and severally, with the other Participating Subsidiaries and Participating Partnerships, the Credit Agreement, the Notes and the other Credit Obligations and to take all other action necessary to become a Participating Subsidiary, as defined in the Credit Agreement.

                                    Agreement
                                    ---------

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements herein set forth, and to induce the Lenders to continue the credit extended under the First Restated Agreement and to extend credit under the Credit Agreement and in further consideration of the substantial material benefit to accrue to the Guarantor from credit extended and to be extended by the Lenders under the Credit Agreement, the parties hereto agree as follows:

         1. The Guarantor does hereby, absolutely and unconditionally, jointly and severally, for the benefit of the Agent and each of the Lenders, guarantee and become surety for the full and timely payment when due (whether by acceleration or otherwise) (including amounts which, but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code (or any successor statute) would become due) for each of the Credit Obligations, whether direct or indirect, joint or several, absolute or contingent, liquidated or unliquidated, now or hereafter existing, extended, renewed, replaced, refinanced or restructured, whether or not from time to time decreased or extinguished and later increased, created or incurred; provided, however, that the Guarantor's liability with respect to the Credit Obligations shall be limited to an amount equal to the greater of (i) 95% of the Guarantor's Net Worth (as hereinafter defined) from time to time; or (ii) the amount that in a legal proceeding brought within the applicable limitations period is determined by the final, non-appealable order of a court having jurisdiction over the issue and the applicable parties to be the amount of value given by the Lenders, or received by the Guarantor, in exchange for the obligations of the Guarantor under this Agreement. As used in this Section 1, "Net Worth" shall mean (x) the fair value of the property of the Guarantor from time to time (taking into consideration the value, if any, of rights of subrogation, contribution and indemnity), minus
(y) the total liabilities of the Guarantor (including contingent liabilities [discounted in appropriate instances], but excluding liabilities of the Guarantor under this Agreement) from time to time.

          2. This is a guaranty of payment and not merely of collection. In the event of any default by the Borrower or any other obligor in payment or otherwise on any of the Credit

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



Obligations, the Guarantor will pay all or any portion of the Credit Obligations due or thereafter becoming due, whether by acceleration or otherwise, without offset of any kind whatsoever, without the Agent or any Lender first being required to make demand upon the Borrower or any other obligor or pursue any of its rights against the Borrower or any other obligor, or against any other Person, including other Participating Subsidiaries, Participating Partnerships and guarantors; and without being required to liquidate or realize on any collateral security. In any right of action accruing to the Agent or any Lender, the Agent or such Lender (as the case may be) may elect to proceed against (a) the Guarantor together with the Borrower or any other obligor, Participating Subsidiary, Participating Partnership or guarantor; (b) the Guarantor and the Borrower or any other obligor, Participating Subsidiary, Participating Partnership or guarantor individually; or (c) the Guarantor only without having first commenced any action against the Borrower or any other obligor, Participating Subsidiary, Participating Partnership or guarantor.

         3. The  Guarantor  hereby  unconditionally  waives with respect to this
Agreement: (a) notice of acceptance of this Agreement by the Agent or any Lender and any notice of the incurring by the Borrower or any other obligor, Participating Subsidiary, Participating Partnership or guarantor of any Credit Obligation; (b) presentment for payment, notice of nonpayment, demand, protest, notice of protest and notice of dishonor or default to any party including the Borrower, the Guarantor or any other obligor, Participating Subsidiary, Participating Partnership or guarantor; (c) all other notices to which the Borrower, the Guarantor or any other obligor, Participating Subsidiary, Participating Partnership or guarantor may be entitled but which may legally be waived; (d) demand for payments as a condition of liability under this Agreement; (e) any disability of the Borrower or any other obligor or any defense available to the Borrower or any other obligor, including absence or cessation of the Borrower's or any other obligor's liability for any reason whatsoever; (f) any defense or circumstances which might otherwise constitute a legal or equitable discharge of a guarantor or surety; and (g) all rights under any state or federal statute dealing with or affecting the rights of creditors.

         4. The Guarantor acknowledges that it has had full and complete access to the underlying papers relating to the Credit Obligations and all other papers executed by any person in connection with the Credit Obligations, has reviewed them and is fully aware of the meaning and effect of their contents. The Guarantor is fully informed of all circumstances that bear upon the risks of executing this Agreement and which a diligent inquiry would reveal. The Guarantor has adequate means to obtain from the Borrower on a continuing basis information concerning the Borrower's financial condition and is not depending on the Agent or Lenders to provide such information, now or in the future. The Guarantor agrees that neither the Agent nor the Lenders shall have any obligation to advise or notify the Guarantor or to provide the Guarantor with any data or information. The execution and delivery of this Agreement is not a condition precedent (and the Agent and the Lenders have not in any way implied that the execution of this Agreement is a condition precedent) to the Lenders' making, extending or modifying any loan or any other financial accommodation to or for the Guarantor otherwise than under the Credit Agreement.

         5. The Guarantor hereby specifically acknowledges and agrees, without limiting the generality of the other provisions of this Agreement, to be bound by the terms and conditions specified in Section 2.5(b) of the Credit Agreement.

         6.  The  Guarantor  hereby  agrees  that  its  guaranty  of the  Credit
Obligations is joint and several, continuing, absolute and unconditional (subject to the proviso of Section 1 above). Without limiting the generality of the foregoing, the Guarantor's obligations and liability hereunder and its guaranty of the Notes and any other Loan Document shall not be released, discharged, impaired, modified or in any way affected by (a) the invalidity or unenforceability of any Loan Document , (b) the failure of the Agent or the Lenders to give the Guarantor a copy of any notice given to the Borrower or any other obligor, Participating Subsidiary, Participating Partnership or guarantor,
(c) any modification, amendment or supplement of any obligation, covenant or agreement contained in any Loan Document , (d) any compromise, settlement, release or termination of any obligation, covenant or agreement in any Loan Document , (e) any waiver of payment, performance or observance by or in favor of the Borrower or any other obligor, Participating Subsidiary , Participating Partnership or guarantor of any obligation, covenant or agreement under any Loan Document , (f) any consent, extension, indulgence or other action or inaction, or any exercise or non-exercise of any right, remedy or privilege with respect to any Loan Document , (g) the extension of time for payment or performance of any Credit Obligations, (h) the release or discharge of the Lenders' claims against any collateral now or at any time hereafter securing any of the Credit Obligations, the Borrower or any other Participating Subsidiary or Participating Partnership by operation of law or otherwise or (i) any other matter that might otherwise be raised in avoidance of, or in defense against an action to enforce, the obligations of the Guarantor under this Agreement or its guaranty of any Credit Obligations .

         7. The Guarantor hereby repeats and reaffirms each of the representations and warranties contained in Article V of the Credit Agreement, to the extent they are applicable to a Participating Partnership; and the Guarantor hereby represents and warrants to the Agent and the Lenders that all such representations and warranties are true with respect to the Guarantor.

         8. The Guarantor covenants and agrees with the Agent and each Lender as follows:

                  (a) The Guarantor will comply with all of the obligations, requirements and restrictions in the covenants contained in the Credit Agreement, including Article VII and Section 10.4, to the extent they are applicable to a Participating Subsidiary.

                  (b) The Guarantor hereby irrevocably waives with respect to this Agreement any legal or equitable right to recover from the Borrower or any other obligor, Participating Subsidiary, Participating Partnership or guarantor, including without limitation, any right of subrogation, indemnity, reimbursement or contribution or any other rights of the Guarantor as a creditor of the Borrower or any other obligor, Participating Subsidiary, Participating Partnership or guarantor.

                  (c) The Guarantor further waives any rights that might otherwise be available to Guarantor pursuant to ss. 26-4 through ss. 26-7 of the North Carolina General Statutes.

         9. The Guarantor irrevocably (a) acknowledges that this Agreement will be accepted by the Agent and Lenders and performed by the Guarantor in the State of North Carolina (which is the state in which the Agent's main office is located); (b) submits to the jurisdiction of each state or federal court sitting in North Carolina (collectively, the "Courts") over any suit, action or proceeding arising out of or relating to this Agreement (individually, an "Agreement Action"); (c) waives, to the fullest extent permitted by law, any obligation or defense that the Guarantor may now or hereafter have based on improper venue, lack of personal jurisdiction, inconvenience of forum or any similar matter in any Agreement Action brought in any of the Courts; (d) agrees that final judgment in any Agreement Action brought in any of the Courts shall be conclusive and binding upon the Guarantor and may be enforced in any other court to the jurisdiction of which the Guarantor is subject, by a suit upon such judgment; (e) designates Michael D. Martin, or any successor Treasurer of HEALTHSOUTH Corporation whose address is HEALTHSOUTH Corporation, Two Perimeter Park South, Suite 224W, Birmingham, Alabama 35243, as the Guarantor's authorized agent to accept and acknowledge on the Guarantor's behalf service of any and all process that may be served in any Agreement Action in any of the Courts; (f) agrees, if such agent shall cease so to act, irrevocably to designate and appoint without delay another such agent in the State of North Carolina satisfactory to the Agent; (g) consents to the service of process on the Guarantor in any Agreement Action by the mailing of a copy thereof by registered or certified mail, postage prepaid, to (i) the Guarantor at the Guarantor's address designated in or pursuant to Section 10.2 of the Credit Agreement or
(ii) the agent for  service of process  appointed  by the  Guarantor  under this
Section 9; (h) agrees that service in either manner specified in

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



clause (g) next above shall in every respect be effective and binding on the Guarantor to the same extent as though such service of process were served on the Guarantor in person by a person duly authorized to serve such process; and
(i) AGREES THAT THE PROVISIONS OF THIS SECTION, EVEN IF FOUND NOT TO BE STRICTLY ENFORCEABLE BY ANY COURT, SHALL CONSTITUTE "FAIR WARNING" TO THE GUARANTOR THAT THE EXECUTION OF THIS AGREEMENT MAY SUBJECT THE GUARANTOR TO THE JURISDICTION OF THE COURTS OF THE STATE OF NORTH CAROLINA WITH RESPECT TO ANY AGREEMENT ACTIONS, AND THAT IT IS FORESEEABLE BY THE GUARANTOR THAT THE GUARANTOR MAY BE SUBJECTED TO THE JURISDICTION OF THE COURTS OF THE STATE OF NORTH CAROLINA AND MAY BE SUED IN THAT STATE IN ANY AGREEMENT ACTIONS. Nothing in this Section 9 shall limit or restrict the Agent's or any Lender's right to serve process or bring Agreement Actions in manners and in courts otherwise as herein provided.

         10. The Guarantor agrees that it is, and for all purposes of the Credit Agreement and the Note shall be, a Participating Subsidiary.

         11. (a) THE GUARANTY PURSUANT TO THIS AGREEMENT IS A CONTINUING GUARANTY AND SHALL CONTINUE IN FULL FORCE AND EFFECT UNTIL SUCH TIME AS ALL OBLIGATIONS SHALL HAVE BEEN PAID IN FULL AND THE AGENT AND EACH LENDER SHALL BE UNDER NO FURTHER OBLIGATION TO LEND OR ADVANCE FUNDS TO THE BORROWER OR ANY OTHER PERSON CONSTITUTING CREDIT OBLIGATIONS.

                  (b) If claim is ever made upon the Agent or any Lender for repayment or recovery of any amount or amounts received in payment or on account of any of the Credit Obligations (including without limitation any claim that such payment constitutes or constituted a preference or preferential transfer under bankruptcy or other law or a fraudulent conveyance, or any other claim under bankruptcy or other law) and the Agent or such Lender repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property, or (b) any settlement or compromise of any such claim effected by the Agent or any Lender with any such claimant (including the original obligor), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon it, notwithstanding any revocation hereof or the cancellation of any Note or other instrument evidencing any Credit Obligation or any security therefor, and each Guarantor shall be and remain liable to the Agent and the Lenders for the amount so repaid or recovered to the same extent as if such amount had never originally been received by the Agent or any Lender.

                  (c) When taking action under this Agreement, the Agent will have the same level of responsibility and the same protections as set forth in the Credit Agreement for the Agent's actions thereunder.

         12. This Agreement shall bind the Guarantor's successors and assigns and shall inure to the benefit of, and be enforceable by, the Agent and each of the Lenders and their respective successors and assigns. This Agreement may only be waived, modified or amended by a written instrument signed by the Agent and the party against which the enforcement thereof is sought. THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUCTED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA. If any term of this Agreement shall be invalid or unenforceable, the remainder of this Agreement shall remain in force and effect. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one agreement. This Agreement and the other Loan Documents constitute the entire agreement of the parties with respect to the subject matter hereof and supersede any inconsistent agreement with respect to the subject matter hereof and thereof.

         13. TO THE EXTENT PERMITTED BY LAW, THE GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE AGENT, ANY LENDER OR THE GUARANTOR. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE AGENT AND EACH LENDER MAKING THE LOANS AVAILABLE TO THE BORROWER AND PARTICIPATING PARTNERSHIPS AND PARTICIPATING SUBSIDIARIES.

         14. Additional Waiver. The Guarantor and the Agent believe that, inasmuch as this Agreement and the transactions contemplated hereby have been entered into and consummated outside the State of Alabama, such transactions constitute transactions in interstate commerce, so that neither the Agent nor any of the Lenders is required, solely by entering into this Agreement and consummating the transactions contemplated hereby, to qualify to do business as a foreign corporation within the State of Alabama. Notwithstanding the foregoing, however, the Guarantor hereby irrevocably waives all rights that it may have to raise, in any action brought by any of the Lenders or the Agent to enforce the rights of the Lenders and the Agent hereunder, or the obligations of the Guarantor hereunder, any defense which is based upon the failure of any of the Lenders or the Agent to qualify to do business as a foreign corporation in the State of Alabama, including, but not limited to, any defenses based upon ss. 232 of the Alabama Constitution of 1901, ss. 10-2A-247 of the Code of Alabama
(1975) or ss. 40-14-4 of the Code of Alabama (1975), or any successor provision to any thereof. The foregoing waiver is made knowingly and voluntarily and is a material inducement for the Agent and the Lenders to enter into the transactions contemplated by this Agreement.


                  [Reminder of page intentionally left blank.]

         IN WITNESS WHEREOF, this Agreement has been executed by the Guarantor on the date first written above.

                                             [NAME OF PARTNERSHIP]
ATTEST:

By:______________________                     By:___________________________
Name:____________________                     Name:_________________________
Title:______________Secretary                 Title:________________________

                                              NATIONSBANK, N.A. (CAROLINAS)

                                              By:______________________
                                              Name:____________________
                                              Title:___________________

                                    EXHIBIT D
                                    ---------

                             HEALTHSOUTH CORPORATION

                  REQUEST FOR ADVANCE OR INTEREST RATE ELECTION
                  ---------------------------------------------

         Under the Second Amended and Restated Credit Agreement dated as of April 11, 1995 (the "Credit Agreement") entered into by HEALTHSOUTH CORPORATION, a Delaware corporation (the "Borrower"), and NATIONSBANK, N.A. (CAROLINAS), a national banking association (the "Agent"), and the Lenders party thereto:

                               Request for Advance
                               -------------------

         Pursuant to Section 2.2 of the Credit Agreement, the Borrower hereby requests an Advance as follows:

                  (a)      Amount of Advance - $__________.

                  (b)      Date  as  of  which  the  Advance  is to  be  made  -
                           ___________.

                  (c)      Part or parts,  if any, of the Advance that are to be
                           used  by  or  for  the   benefit   of   Participating
                           Partnerships:

                                                              Part Allocable
                     Name of                                     to such
                  Participating                               Participating
                   Partnership                                 Partnership
                   -----------                                 -----------



                  (d) The following interest rate information is provided by respect to the Segment represented by the Advance:

                           (i) the interest rate shall be [the Base Rate] [the LIBOR-Based Rate] (circle one).

                           (ii) If a LIBOR-Based Rate is selected, the maturity selected for the Interest Period is [one month] [two months] [three months] for a LIBOR-Based Rate (circle one, if applicable).

                             Interest Rate Election
                             ----------------------

         Pursuant to Section 3.2 of the Credit Agreement, the Borrower makes the following interest rate election with respect to the Segment in the principal amount of $__________ that matures on ____________.

                  (a) The amount of the Segment to which the requested interest rate will apply - $________.

                  (b) The date on which the selected interest rate will become applicable - __________.

                  (c) The interest rate selected is [the Base Rate] [the LIBOR-Based Rate] (circle one).

                  (d) If a LIBOR-Based Rate is selected, the maturity selected for the Interest Period is [one month] [two months] [three months] for a LIBOR-Based Rate (circle one, if applicable).

         In accordance with Section 6.1 of the Credit Agreement, the presentation by the Borrower of this Request for Advance or Interest Rate Election constitutes a representation and warranty by the Borrower to the Agent and the Lenders that no material adverse change in the financial condition of the Borrower and the Consolidated Entities, on a consolidated basis, as reflected in the financial statements referred to in Section 5.3 of the Credit Agreement, has occurred since the date of such financial statements and that the representations and warranties of Borrower contained in the Credit Agreement continue to be true and correct (except the financial statements referred to in Section 5.3 shall be deemed those most recently delivered to the Agent pursuant to Section 7.3).

         Dated __________.

                                             HEALTHSOUTH CORPORATION



                                             By:________________________________
                                                  Its___________________________

                                    EXHIBIT E

                      FORM OF COMPETITIVE BID QUOTE REQUEST
                      -------------------------------------

                                     [Date]

To:               NationsBank, N.A. (Carolinas)

From:             HEALTHSOUTH Corporation

Re:               Competitive Bid Quote Request


         Pursuant to Section 2.3 of the Second Amended and Restated Credit Agreement dated as of April 11, 1995 (as modified and supplemented from time to time, the "Credit Agreement") among HEALTHSOUTH Corporation, the lenders named therein and NationsBank, N.A. (Carolinas) as agent, we hereby give notice that we request Competitive Bid Quotes for the following proposed Competitive Bid Borrowing(s):

    Borrowing               Quotation                                                                 Interest
      Date                    Date       1             Amount      2           Type     3              Period    4
----------------         ----------------         -----------------       --------------           --------------




         Terms used  herein  have the  meanings  assigned  to them in the Credit
Agreement.

                                           HEALTHSOUTH CORPORATION


                                           By:________________________________
                                              Title:
--------------

     1 For use if an Absolute Rate in an Absolute Rate Auction is requested to be submitted before the Borrowing Date.

      2 Each amount must be $10,000,000 or a larger multiple of $1,000,000.

      3 Insert either "LIBOR Margin" (in the case of LIBOR Market Loans) or "Absolute Rate" (in the case of Absolute Rate Loans).

      4 One, two three or six months, in the case of a LIBOR Market Loan or, in the case of an Absolute Rate Loan, a period of up to 180 days after the making of such Absolute Rate Loan and ending on a Business Day.

                                    EXHIBIT F

                          FORM OF COMPETITIVE BID QUOTE
                          -----------------------------


To:                        NationsBank, N.A. (Carolinas), as Agent

Attention:

Re: Competitive Bid Quote to HEALTHSOUTH Rehabilitation Corporation (the "Borrower")


         The Competitive Bid Quote is given in accordance with Section 2.3(c) of the Second Amended and Restated Credit Agreement dated as of April 11, 1995 (as modified and supplemented from time to time, the "Credit Agreement") among HEALTHSOUTH Corporation, the lenders named therein and NationsBank, N.A. (Carolinas), as agent. Terms defined in the Credit Agreement are used herein as defined therein.

         In response to the Borrower's invitation dated __________, 199_, we hereby make the following Competitive Bid Quote(s) on the following terms:

                  1.       Quoting Bank:

                  2.       Person to contact at Quoting Bank:

                  3. We hereby offer to make Competitive Bid Loan(s) in the following principal amount[s], for the following Interest Period(s) and at the following rate(s):

    Borrowing            Quotation                                                    Interest
      Date                  Date       1        Amount2            Type3               Period    4        Rate5

----------------       ----------------         ------             ----            --------------         ----

-------------------

      1 As specified in the related Competitive Bid Quote Request.

      2 The principal amount bid for each Interest Period may not exceed the principal amount requested. Bids must be made for at least $2,000,000 or a larger multiple of $1,000,000.

      3 Indicate "LIBOR Margin" (in the case of LIBOR Market Loans) or "Absolute Rate" (in the case of Absolute Rate Loans).

      4 One, two, three or six months, in the case of a LIBOR Market Loan or, in the case of an Absolute Rate Loan, a period of up to 180 days after the making of such Absolute Rate Loan and ending on a Business Day, as specified in the related Competitive Bid Market Quote Request.

                                       135

         We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the Credit Agreement, irrevocably obligate[s] us to make the Competitive Bid Loan(s) for which any offer(s) (is/are) accepted, in whole or in part (subject to the third sentence of Section 2.3(e) of the Credit Agreement).

                                     Very truly yours,

                                     [NAME OF BANK]


                                     By:________________________________
                                        Authorized Officer

Dated:  __________, ____








_____________________

      5(...continued)
      5 For a LIBOR Market Loan, specify margin over or under the London interbank offered rate determined for the applicable Interest Period. Specify percentage (rounded to the nearest 1/10,000 of 1%) and specify whether "PLUS" or "MINUS". For an Absolute Rate Loan, specify rate of interest per annum (rounded to the nearest 1/10,000 of 1%).

                                    EXHIBIT G

                     HEALTHSOUTH Rehabilitation Corporation

                           PARTICIPATING SUBSIDIARIES
                           --------------------------



                           PARTICIPATING PARTNERSHIPS
                           --------------------------

                                   EXHIBIT H-1

                            [Form of Syndicated Note]

                                 PROMISSORY NOTE


$_____________1                                               ____________, 199_



         FOR VALUE RECEIVED, HEALTHSOUTH CORPORATION, a Delaware corporation (the "Borrower"), hereby promises to pay to ____________________________2 (the "Lender"), for account of its Applicable Lending Office provided for by the Credit Agreement referred to below, at the principal office of NationsBank, N.A. (Carolinas) at One Independence Center, 101 North Tryon Street, Charlotte, North Carolina 28255, the principal sum of ______________3 Dollars (or such lesser amount as shall equal the aggregate unpaid principal under the Credit Agreement), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Syndicated Loan, at such office, in like money and funds, for the period commencing on the date of such Syndicated Loan until such Syndicated Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

         The date, amount, Type, interest rate and duration of Interest Period (if applicable) of each Syndicated Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof, provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Syndicated Loans made by the Lender.

         This Note is one of the Syndicated Notes referred to in the Second Amended and Restated Credit Agreement dated as of April 11, 1995 (as modified and supplemented from time to time, the "Credit Agreement") among the Borrower, the Lenders named therein and NationsBank, N.A. (Carolinas), as Agent, and evidences Syndicated Loans made by the Lender thereunder. Terms used but not defined in this Note have the respective meanings assigned to them in the Credit Agreement.


___________________
1  Insert the amount of Lender's Commitment.
2  Insert name of Lender in capital letters.
3  Insert Lender's Commitment in words.

         The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Loans upon the terms and conditions specified therein. In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorney's fees.

         Except as permitted by Section 10.1(a) of the Credit Agreement, this Note may not be assigned by the Lender to any other Person.

         This Note shall be governed by, and construed in accordance with, the law of the State of North Carolina.

                                         HEALTHSOUTH CORPORATION

ATTEST:
                                         By:
                                             ____________________________
By:______________________                    Vice President
    Assistant Secretary

                                         [CORPORATE SEAL]

                          SCHEDULE OF SYNDICATED LOANS


         This Note evidences Syndicated Loans made, continued or converted under the within-described Credit Agreement to the Borrower, on the dates, in the principal amounts, of the Types, bearing interest at the rates and having Interest Periods (if applicable) of the continuations, conversions and prepayments of principal set forth below:



       Principal
Date    Amount    Type            Maturity  Amount     Unpaid
 of       of       of   Interest   Date of  Paid or  Principal  Notation
Loan     Loan     Loan    Rate      Loan    Prepaid   Amount     Made by
-----    -----    ----   ------    ------   -------    -------   -------

                                   EXHIBIT H-2


                         [Form of Competitive Bid Note]

                                 PROMISSORY NOTE


$_____________1                                               ____________, 1994



         FOR VALUE RECEIVED, HEALTHSOUTH CORPORATION, a Delaware corporation (the "Borrower"), hereby promises to pay to ____________________________2 (the "Lender"), for account of its Applicable Lending Office provided for by the Credit Agreement referred to below, at the principal office of NationsBank, N.A. (Carolinas), Independence Center, 101 North Tryon Street, Charlotte, North Carolina 28255, the aggregate unpaid principal amount of the Competitive Bid Loans made by the Lender to the Borrower under the Credit Agreement, in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Competitive Bid Loan, at such office, in like money and funds, for the period commencing on the date of such Competitive Bid Loan until such Competitive Bid Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

         The date, amount, Type, interest rate and maturity date of each Competitive Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Borrower on its books and, prior to any transfer of this Note, endorsed by the Borrower on the schedule attached hereto or any continuation thereof, provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Competitive Bid Loans made by the Lender.

         This Note is one of the Competitive Bid Notes referred to in the Second Amended and Restated Credit Agreement dated as of April 11, 1995 (as modified and supplemented from time to time, the "Credit Agreement") among the Borrower, the Lenders named therein and NationsBank, N.A. (Carolinas), as Agent, and evidences Competitive Bid Loans made by the Lender thereunder. Terms used but not defined in this Note have the respective meanings assigned to them in the Credit Agreement.


_________________
1  Insert the amount of Lender's Commitment.
2  Insert name of Lender in capital letters.

         The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Competitive Bid Loans upon the terms and conditions specified therein. In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorney's fees.

         Except as permitted by Section 10.1(a) of the Credit Agreement, this Note may not be assigned by the Lender to any other Person.

         This Note shall be governed by, and construed in accordance with, the law of the State of North Carolina.

                                    HEALTHSOUTH CORPORATION

ATTEST:
                                    By:
                                       ______________________________
By:______________________                Vice President
    Assistant Secretary

                                    [CORPORATE SEAL]

                        SCHEDULE OF COMPETITIVE BID LOANS


         This Note evidences Loans made under the within-described Credit Agreement to the Borrower, on the dates, in the principal amounts, of the Types, bearing interest at the rates and maturing on the dates set forth below, subject to the payments and prepayments of principal set forth below:


        Principal
Date     Amount   Type            Maturity  Amount     Unpaid
 of       of       of   Interest   Date of  Paid or  Principal  Notation
Loan     Loan     Loan    Rate      Loan    Prepaid   Amount     Made by
----    ------    ----   -----     ------   -------   -------    -------

                                    EXHIBIT I
                                    ---------

                                     FORM OF
                             COMPLIANCE CERTIFICATE
                             ----------------------

         Reference is made to that certain Second Amended and Restated Credit Agreement between HEALTHSOUTH Corporation, a Delaware corporation (the "Borrower"), NationsBank, N.A. (Carolinas), a national banking association (the "Agent"), and the Lenders party thereto, dated as of April 11, 1995 (the "Credit Agreement"). Capitalized terms used in this certificate and the Schedule attached hereto, unless otherwise defined herein, have the meanings assigned to them in the Credit Agreement.

         The undersigned does hereby certify to the Agent as follows:

         1. He is the duly elected and serving [chief financial office or chief executive officer] of the Borrower.

         2. He has reviewed the terms of the Credit Agreement and the other Loan Documents and has made, or has caused to be made under his supervision, a review of the transactions and conditions of the Borrower and its Consolidated Entities through the date on which this certificate is delivered to the Agent. No Event of Default or event that upon notice or lapse of time or both would constitute an Event of Default under the Credit Agreement has occurred and is continuing as of the date this certificate is delivered to the Lender, except as follows:________________________________________________________________________
________________________________________________________________________________
[Give detailed description or insert "none" if appropriate].

         3. The computations relating to the Borrower's financial conditions set forth on Schedule I-1 attached hereto were true and correct as of __________, 19__ (such date being the last day of the most recently ended fiscal calendar quarter) and there has been no material adverse change in such amounts upon which such computations are based through the date on which this certificate is delivered to the Lender.

         4. The principal amount of the Partnership Liabilities of each Participating Partnership as the date hereof is set forth on Schedule I-2 attached hereto.


                                            ___________________________________
                                            ________ of HEALTHSOUTH CORPORATION

__________, 19__

                                  SCHEDULE I-1
                                  ------------

                          Financial Covenant Compliance
                          -----------------------------

         The  following   financial   covenant   calculations  are  made  as  of
_______________ (the "Determination Date").


1.  Consolidated Net Worth

         A.       Consolidated Net Worth at                         ___________
                  Determination Date

         B.       Consolidated Net Worth                            ___________
                  Required (calculated below)

                  a) Greater of (i) Consolidated
                     net worth at 3/31/95 minus
                     $10,000,000 or (ii)
                     $416,000,000                                   ___________
                  b) Consolidated Net Income for
                     successive fiscal quarters
                     x 75%                                          ___________
                  c) Net proceeds of any sale of
                     Capital Stock                                  ___________
                  d) (a) + (b) + (c) (Required)                     ___________

2.       Consolidated Fixed Charge Coverage

         A.       Consolidated Net Income                           ___________
         B.       Consolidated Interest Expense                     ___________
         C.       Consolidated Depreciation Expense                 ___________
         D.       Consolidated Lease Expense                        ___________
         E.       Consolidated Income Tax Expense                   ___________
         F.       Consolidated Amortization Expense                 ___________
         G.       Allowable acquisition expense                     ___________
         H.       2A + 2B + 2C + 2D + 2E + 2F + 2G                  ___________
         I.       Capital Expenditures                              ___________
         J.       2H - 2I                                           ___________
         K.       Consolidated Interest Expense                     ___________
         L.       Consolidated Lease Expense                        ___________
         M.       Consolidated Current Maturities                   ___________
         N.       Restricted Payments                               ___________
         O.       2K + 2L + 2M + 2N                                 ___________
         P.       J/O                                               ___________

         Required:  Not less than 1.10 to 1.00
         Actual Capital Expenditures for the period                 ___________

3.       Senior Leverage Ratio

         A.       Senior Indebtedness                               ___________
         B.       Consolidated Total Capital                        ___________
         C.       A./B.                                             ___________

         Required:         Less than 0.55 to 1.00 prior to January 1, 1996, less
                           than  0.50 to  1.00  from  January  1,  1996  through
                           December 31, 1996, and less than 0.45 to 1.00 on and after January 1, 1997.

4.       Consolidated Indebtedness/Consolidated Cash Flow

         A.       Indebtedness                                     ___________
         B.       Consolidated Cash Flow                           ___________
         C.       A./B.                                           ____ to 1.00
         D.       Required                                        ____ to 1.00

         Required:         Not more than the levels established for certain
                           periods as described in section 7.8(a)(4) of the Credit Agreement

                                  SCHEDULE I-2
                                  ------------

                             Partnership Liabilities
                             -----------------------


Name of Partnership                                     Partnership Liabilities
-------------------                                     -----------------------

                                    EXHIBIT J
                                    ---------

                              SUMMARY OF INSURANCE
                              --------------------


                                  See Attached.

                                    EXHIBIT K
                                    ----------

                            EXISTING INDEBTEDNESS AND
                          OUTSTANDING LETTERS OF CREDIT
                          -----------------------------

                                    EXHIBIT L


                     HEALTHSOUTH Rehabilitation Corporation

                         Investments of Equity Interests


                                                                     Maximum
            Name                                                    Investment
            ----                                                    ----------

Austin Surgery Center (MOB)                                        $1,920,600
Kinetikos Medical (Stock)                                             100,000
Capstone (REIT)                                                        99,000
ODEA (MOB)                                                            127,361
Cumberland Health Associates (Rehab Facility
  Building & Loan)                                                  4,895,000
Allegheny Rehab Associates (Rehab Facility
  Buiding & Loan)                                                   6,230,000
RIOSA (Rehab Facility Building)                                     1,370,000
Med Partners (Stock)                                                2,110,646
HealthSmart (Stock and Debt)                                          150,000
Wellmark (Stock)                                                    1,000,000
PRI (PT Partnership)                                                  600,000
Caretenders Healthcorp (Stock)                                      7,369,806
National Bank Injury Network (Stock)                                3,000,000
SportsMed LLC (Debentures and Notes)                                2,000,000
Fountainhead Holding, Inc. (Stock)                                        -0-
Specialty Alliance (HPO)                                               75,000
NME (Variance Loan)                                                   185,000
Blair Health (Loan)                                                 3,101,000
Ft. Smith (Loan)                                                        5,000
Montgomery (Loan)                                                     299,968
Capital Region (Loan)                                                 212,968
Ocean Health (Loan)                                                 1,142,387
Arizona Spine Care (Loan)                                              50,000
Mary Shields Hospital (Mortgage Loan)                                 195,424
Northeast Hospital (Loan)                                           1,725,000

                                    EXHIBIT M

                    SUBSIDIARIES AND CONTROLLED PARTNERSHIPS

                                    EXHIBIT N
                                    ---------

                                 EXISTING LIENS
                                 ---------------